UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Jack W. Murphy
One New York Plaza	Dechert LLP
New York, New York 10004	1775 I Street, NW
Washington, D.C. 20006

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: August 31

Date of reporting period: August 31, 2007

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

INTERNATIONAL EQUITY FUNDS	Annual Report August 31, 2007

PENYEBAR FIKIRAN RAKYAT
Utusan
WEDNESDAY, OCTOBER 29,
TUESDAY,

Long-term capital growth potential through investments in equity markets located around the world.

Goldman Sachs International Equity Funds

■	GOLDMAN SACHS CONCENTRATED INTERNATIONAL EQUITY FUND

■	GOLDMAN SACHS JAPANESE EQUITY FUND

■	GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

■	GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

■	GOLDMAN SACHS ASIA EQUITY FUND

■	GOLDMAN SACHS BRIC FUND

■	GOLDMAN SACHS CONCENTRATED EMERGING MARKETS EQUITY FUND

The Concentrated International Equity Fund invests in equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund’s equity investments will be subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Foreign and emerging market securities may be more volatile than investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.
Effective December 26, 2006, the name of the Goldman Sachs International Equity Fund was changed to the Goldman Sachs Concentrated International Equity Fund.
The Japanese Equity Fund invests primarily in Japanese equity investments. The Fund’s equity investments will be subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Because of its focus, the Fund will be more susceptible to Japanese economic, market, political and local risks than a fund that is more geographically diversified.
The International Small Cap Fund invests primarily in small and mid-capitalization companies organized outside the United States or whose securities are principally traded outside the United States. The Fund’s investments will be subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Stocks of mid and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.
The Emerging Markets Equity Fund invests primarily in securities of issuers in countries with emerging markets or economies. The Fund’s investments will be subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Emerging markets securities are volatile, less liquid and are subject to substantial currency fluctuations and sudden economic and political developments. The securities markets of emerging countries have less government regulation and are subject to less extensive accounting and financial reporting requirements than the markets of more developed countries. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS
The Asia Equity Fund invests primarily in Asian equity investments. The Fund’s equity investments will be subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Because of its focus, the Fund will be more susceptible to Asian economic, market, political and local risks than a fund that is more geographically diversified.
The BRIC Fund invests primarily in equity investments in Brazil, Russia, India and China or in issuers that substantially participate in these markets. The Fund’s equity investments will be subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The securities markets of these countries and other emerging countries are volatile, less liquid and subject to substantial currency fluctuations and sudden economic and political developments. The securities markets of emerging countries have less government regulation and are subject to less extensive accounting and financial reporting requirements than the markets of more developed countries. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.
The Fund is also subject to the risk of the concentration of investments in issuers located in a particular country or region which may be susceptible to adverse securities markets, exchange rates and social, political, regulatory or economic events which may occur in that country or region. The Fund is “non-diversified” under the Investment Company Act of 1940 and may invest a large percentage of its assets in fewer issuers than “diversified” mutual funds. Because of the smaller number of stocks generally held in the Fund’s portfolio, the Fund may be subject to greater risks than a more diversified fund. A change in the value of any single holding may affect the overall value of the portfolio more than it would affect a diversified fund that holds more investments.
The Concentrated Emerging Markets Equity Fund invests primarily in a portfolio of equity investments in emerging country issuers. The Fund’s equity investments will be subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Emerging markets securities are volatile, less liquid and are subject to substantial currency fluctuations and sudden economic and political developments. The securities markets of emerging countries have less government regulation and are subject to less extensive accounting and financial reporting requirements than the markets of more developed countries. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The Fund is “non-diversified” under the Investment Company Act of 1940 and may invest a large percentage of its assets in fewer issuers than “diversified” mutual funds. Because of the smaller number of stocks generally held in the Fund’s portfolio, the Fund may be subject to greater risks than a more diversified fund. A change in the value of any single holding may affect the overall value of the portfolio more than it would affect a diversified fund that holds more investments.

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS
What Differentiates Goldman Sachs’
International Equity Investment Process?
Goldman Sachs’ International Equity strategy is based on the belief that strong, consistent results are best achieved through expert stock selection performed by research teams working together on a global scale. Our deep, diverse and experienced team of research analysts and portfolio managers combines local insights with global, industry-specific expertise to identify their best investment ideas.

■	Fundamental research teams based in the United Kingdom, United States, Japan, Singapore, China, India and Korea focusing on long-term business and management quality

■	Analysts collaborate regularly to leverage regional and industry-specific research and insights

■	Global perspective is informed by local market expertise

■	A common valuation framework, focusing on long-term earnings power, ensures consistency when valuing and comparing a company to its peers globally

■	Team of experienced portfolio managers are regionally aligned and have sector expertise

■	Team leverages the research of the approximately 48 regional investment professionals

■	Decision making process is informed by active participation in the global research process

■	Security selections are aligned with level of investment conviction

■	Risk monitoring considers whether investment and other risks to the Funds are intended and justified

■	Dedicated portfolio construction team assists in ongoing monitoring and adjustment of the Funds

International equity portfolios that strive to offer:

■ Access to markets across the world

■ Disciplined approach to stock selection

■ Optimal risk/return profiles

PORTFOLIO RESULTS
Concentrated International Equity Fund
Dear Shareholder,
This report provides an overview on the performance of the Goldman Sachs Concentrated International Equity Fund during the one-year reporting period that ended August 31, 2007.
  Performance Review

Over the one-year period that ended August 31, 2007, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of 15.03%, 14.12%, 14.12%, 15.45% and 14.90%, respectively. These returns compare to the 19.20% cumulative total return of the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (unhedged, with dividends reinvested), over the same time period.

During the reporting period, the Fund generated solid results but underperformed its benchmark. Weak stock selection in the Industrials, Materials and Information Technology sectors detracted from relative performance. In contrast, strong stock selection in the Health Care, Consumer Staples and Telecommunication Services sectors were positive contributors to relative performance.

The Japanese bank Sumitomo Mitsui Financial Group was the leading detractor from relative performance during the period. We were drawn to the Japanese financial sector based primarily on the expectation that Japanese interest rates would rise. While the Bank of Japan did raise interest rates from 0.25% to 0.50% in February, this did not counter the effects of negative inflation in the country. This, in turn, lowered market expectations of another rate hike. Our analysts believe that Sumitomo is currently trading at a low valuation and we maintain our position in anticipation of the fulfillment of our original belief regarding Japanese interest rates.

The Japanese credit card operator and consumer lender Credit Saison also detracted from relative performance. The company was a victim of new governmental policy in Japan. Previously, there was a proliferation of consumer lenders in Japan that lent sums of money to disadvantaged people at high interest rates. At the beginning of 2007, the Japanese government passed a law changing the interest cap on these loans from 27% to 19%. Furthermore, those companies involved with this particular loan business were forced to reimburse their clients the difference between the rates. In reaction to the new law, our analysts believed that Credit Saison no longer held the performance capability it once had, and we sold our position in the stock.

Esprit Holdings Ltd., a Hong Kong apparel retailer, was the leading positive contributor to relative performance. Its stock rose due to continued growth in worldwide sales. Expansion in Europe particularly increased profit margins, to a large extent because of the significant appreciation of the euro against the Hong Kong dollar. This currency activity helped the firm’s sales, of which 80% are conducted in euros. Furthermore, the performance of Esprit is indicative of the retailer’s focus on growing its brand as it continues to open stores successfully in additional European markets and in Asia. We believe its share price also rose due to speculation that it may acquire a luxury brand company by year-end.

PORTFOLIO RESULTS
  Portfolio Composition

Throughout the period, we continued to focus on high quality companies that have strong franchises and excellent management teams that can demonstrate long-term earnings power. We believe these types of organizations have the potential to perform well across the market cycle when purchased at attractive prices. Stock selection has led to overweight positions in the Financials, Telecommunication Services, and Information Technology sectors and underweight positions in the Consumer Discretionary, Consumer Staples and Utilities sectors.
  Portfolio Highlights

Although the Fund underperformed its benchmark over the reporting period, there were a number of holdings that enhanced results, including the following:

■	Banco Commercial Portugues SA — Banco Commercial Portugues, a commercial/investment banking provider and the second largest bank in Portugal, was a positive contributor to relative performance. We initiated our position in March 2007 when its share price was depressed as a result of a takeover bid for rival BPI. Banco Commercial Portugues’ shares rallied in May as the offer expired and BPI rejected the bid. We exited our position by the end of the second quarter of 2007 when we believed that the share price had reached its fundamental target.

■	Merck KGaA — Merck, a global pharmaceutical and chemical company based in Germany, also contributed positively to relative performance. In the first half of the year, Merck received interest from several bidders for its generic pharmaceutical business. The firm consequently sold this business to Mylan in May for $6.7 billion, and this allowed Merck to focus on its branded drugs and liquid crystal businesses. Merck’s stock price fell slightly in July due to lower-than-expected earnings, because of write-downs stemming from its acquisition of Serono. However, Merck’s shares rebounded in August due to governmental approval for certain drugs as well as the discovery that a different Merck drug, Erbitux, helped patients suffering from lung cancer.

■	Nestlé — Nestlé, the worlds largest food company, which markets a wide range of food products, was a positive contributor to relative performance. Nestlé’s shares initially got off to a slow start due to write-downs associated with the firm’s 75% share in Alcon, an eye-care company. Nestlé saw its earnings grow in 2006 and this has continued in 2007, due, in part, to the strength of its businesses in emerging markets. Furthermore, the recent widespread standardization of information systems has enabled management to increase margins through greater purchasing, manufacturing and selling efficiencies. At the end of August 2007, Nestlé’s shares rose sharply due to higher-than-expected earnings and the announcement of a share buyback program.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs London Active Equity Team

London, September 18, 2007

FUND BASICS
Concentrated International Equity Fund
as of August 31, 2007
PERFORMANCE REVIEW

September 1, 2006–August 31, 2007	Fund Total Return (based on NAV)[1]	MSCI EAFE Index (unhedged)[2]

Class A	15.03%	19.20%

Class B	14.12	19.20

Class C	14.12	19.20

Institutional	15.45	19.20

Service	14.90	19.20

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The MSCI EAFE Index (unhedged with dividends reinvested) is a market capitalization-weighted composite of securities in 21 developed markets. The Index is unmanaged and the figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

For the period ended 6/30/07	One Year	Five Years	Ten Years	Since Inception		Inception Date

Class A	15.47%	12.20%	4.96%	7.66%		12/1/92

Class B	16.28	12.49	4.94	6.08		5/1/96

Class C	20.26	12.75	n/a	4.87		8/15/97

Institutional	22.63	14.05	6.15	7.91		2/7/96

Service	22.05	13.48	5.63	8.14	[4]	12/1/92[4]

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.
[4]	Performance data for Service Shares prior to 3/6/96 (commencement of operations) is that of Class A Shares (excluding the impact of front-end sales charges applicable to Class A Shares since Service Shares are not subject to any sales charges). Performance of Class A Shares of the Concentrated International Equity Fund reflects the expenses applicable to the Fund’s Class A Shares. The fees applicable to Service Shares are different from those applicable to Class A Shares, which impact performance ratings and rankings for a class of shares.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS
EXPENSE RATIOS[5]

	Current Expense Ratio (Net)	Expense Ratio Before Waivers (Gross)

Class A	1.54%	1.58%

Class B	2.29	2.33

Class C	2.29	2.33

Institutional	1.14	1.18

Service	1.64	1.68

[5]	The expense ratios of the Fund, both current (net of any fee waivers or expense limitations) and before waivers (gross of any fee waivers or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.
TOP 10 HOLDINGS AS OF 8/31/07[6]

Holding	% of Net Assets	Line of Business

Nestle SA	4.8%	Food, Beverage & Tobacco
Deutsche Telekom AG	4.4	Telecommunication Services
Banco Bilbao Vizcaya Argentaria SA	4.2	Banks
InBev NV	3.8	Food, Beverage & Tobacco
Invesco PLC	3.8	Diversified Financials

Merck KGaA	3.7	Pharmaceuticals, Biotechnology & Life Sciences
UniCredito Italiano SpA	3.7	Banks
Old Mutual PLC	3.6	Insurance

Taiwan Semiconductor Manufacturing Co. Ltd.	3.6	Semiconductors & Semiconductor Equipment
E.ON AG	3.4	Utilities

[6]	The top 10 holdings may not be representative of the Fund’s future investments.

GOLDMAN SACHS CONCENTRATED INTERNATIONAL EQUITY FUND
Performance Summary
August 31, 2007
The following graph shows the value, as of August 31, 2007, of a $10,000 investment made on September 1, 1997 in Class A Shares (including a maximum sales charge of 5.5%) of the Goldman Sachs Concentrated International Equity Fund. For comparative purposes, the performance of the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index (unhedged; with dividends reinvested) (“MSCI EAFE Index”), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional and Service Shares will vary from Class A Shares due to differences in fees and loads. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.
Concentrated International Equity Fund’s 10 Year Performance
Performance of a $10,000 Investment, with distributions reinvested, from September 1, 1997 through August 31, 2007.

Average Annual Total Return through August 31, 2007	One Year	Five Years	Ten Years	Since Inception
Class A (commenced December 1, 1992)
Excluding sales charges	15.03%	15.25%	5.77%	7.79%
Including sales charges	8.73%	13.96%	5.17%	7.38%

Class B (commenced May 1, 1996)
Excluding contingent deferred sales charges	14.12%	14.49%	5.15%	5.73%
Including contingent deferred sales charges	9.12%	14.24%	5.15%	5.73%

Class C (commenced August 15, 1997)
Excluding contingent deferred sales charges	14.12%	14.49%	5.15%	4.51%
Including contingent deferred sales charges	13.12%	14.49%	5.15%	4.51%

Institutional Class (commenced February 7, 1996)	15.45%	15.81%	6.36%	7.56%

Service Class (commenced March 6, 1996)	14.90%	15.23%	5.84%	6.90%

PORTFOLIO RESULTS
Japanese Equity Fund
Dear Shareholder,
This report provides an overview on the performance of the Goldman Sachs Japanese Equity Fund during the one-year reporting period that ended August 31, 2007.
  Performance Review

Over the one-year period that ended August 31, 2007, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of 1.46%, 0.63%, 0.63%, 1.81% and 1.19%, respectively. These returns compare to the 0.71% cumulative total return of the Fund’s benchmark, the Tokyo Price Index (“TOPIX”) (unhedged, with dividends reinvested), over the same time period.

The Fund’s Class A, Institutional and Service shares outperformed the benchmark over the reporting period. Overall, our stock selection contributed positively to performance. In particular, the Fund’s stock selection in the Chemicals, Wholesale and Construction sectors contributed positively to relative performance. In contrast, stock selection in the Glass Ceramics, Banks and Telecommunications industries were negative contributors to relative performance. The Fund’s Class B and C shares were also impacted by this stock selection. However, unlike Class A, Institutional and Service shares, they did not outperform the benchmark due to higher expenses.

Among the Fund’s top positive contributors to performance were JFE Holdings, Inc., Komatsu Ltd. and Mitsui & Co., Ltd. (see “Portfolio Highlights” for additional information on these holdings). An example of a stock that detracted from relative performance was Sumitomo Mitsui Financial Group, Inc., one of the largest banks in Japan. As was the case with a number of large Japanese banks, Sumitomo Mitsui Financial Group’s shares were negatively impacted by earnings that came in shy of expectations. The company was also affected by the results of a Financial Services Agency of Japan review, which could impact its sales. We continue to believe the company is attractively valued.
  Sector Allocation

In managing the Fund, we seek to generate above-average returns over time through careful bottom-up stock selection based on extensive, firsthand fundamental research and a long-term investment horizon. Given this process, the Fund’s sector weightings are the by-product of individual stock holdings rather than sector-based decisions. As of August 31, 2007, the Fund held overweight positions in the Steel Products, Electrical Machinery and Glass Ceramics sectors. Conversely, it had underweight positions in the Other Products, Transport Equipment and Foods sectors.

PORTFOLIO RESULTS

  Portfolio Highlights

There were a number of holdings that enhanced results during the reporting period, including the following:

■	JFE Holdings, Inc. — JFE Holdings, a leading Japanese steel company, was a positive contributor to relative performance during the period. The company benefited from strong demand for high grade steel and improving industry conditions due to consolidations.

■	Komatsu Ltd. — Komatsu was a positive contributor to performance during the reporting period. The company’s main products, such as construction and mining machines, are selling well in Europe and emerging countries. We believe the company’s fundamentals are attractive.

■	Mitsui & Co., Ltd. — Mitsui & Co., one of Japan’s major trading companies, was a positive contributor to relative performance during the period. The company has exposure to iron ore, which benefited from strong pricing. Moreover, Mitsui has been restructuring its operations to improve its return on assets.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Japanese Equity Team

Tokyo, September 24, 2007

FUND BASICS
Japanese Equity Fund
as of August 31, 2007
PERFORMANCE REVIEW

September 1, 2006–August 31, 2007	Fund Total Return (based on NAV)[1]	TOPIX (unhedged)[2]

Class A	1.46%	0.71%
Class B	0.63	0.71
Class C	0.63	0.71
Institutional	1.81	0.71
Service	1.19	0.71

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The TOPIX (unhedged, with dividends reinvested) is an unmanaged composite of all stocks on the first section of the Tokyo Stock Exchange. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

For the period ended 6/30/07	One Year	Five Years	Since Inception	Inception Date

Class A	-2.25%	6.62%	3.82%	5/1/98
Class B	-2.43	6.78	3.86	5/1/98
Class C	1.67	7.11	3.86	5/1/98
Institutional	3.85	8.36	5.03	5/1/98
Service	3.27	7.94	4.59	5/1/98

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
EXPENSE RATIOS[4]

	Current Expense Ratio (Net)	Expense Ratio Before Waivers (Gross)

Class A	1.55%	1.93%
Class B	2.30	2.68
Class C	2.30	2.68
Institutional	1.15	1.53
Service	1.65	2.03

[4]	The expense ratios of the Fund, both current (net of any fee waivers or expense limitations) and before waivers (gross of any fee waivers or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS
TOP 10 HOLDINGS AS OF 8/31/07[5]

Holding	% of Net Assets	Line of Business

Toyota Motor Corp.	5.8%	Automobiles & Components
Sumitomo Mitsui Financial Group, Inc.	3.7	Banks
Mitsubishi UFJ Financial Group, Inc.	3.2	Banks
JFE Holdings, Inc.	3.0	Materials

Takeda Pharmaceutical Co. Ltd.	3.0	Pharmaceuticals, Biotechnology & Life Sciences
Nippon Telegraph & Telephone Corp.	2.8	Telecommunication Services
Tokyo Gas Co. Ltd.	2.5	Utilities
Central Japan Railway Co.	2.4	Transportation
Mitsubishi Corp.	2.4	Capital Goods
Komatsu Ltd.	2.3	Capital Goods

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

GOLDMAN SACHS JAPANESE EQUITY FUND
Performance Summary
August 31, 2007
The following graph shows the value, as of August 31, 2007, of a $10,000 investment made on May 1, 1998 (commencement of operations) in Class A Shares (including a maximum sales charge of 5.5%) of the Goldman Sachs Japanese Equity Fund. For comparative purposes, the performance of the Fund’s benchmark, the Tokyo Price Index (unhedged; with dividends reinvested) (“TOPIX”), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional and Service Shares will vary from Class A Shares due to differences in fees and loads. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.
Japanese Equity Fund’s Lifetime Performance
Performance of a $10,000 Investment, with distributions reinvested, from May 1, 1998 through August 31, 2007.

Average Annual Total Return through August 31, 2007	One Year	Five Years	Since Inception
Class A (commenced May 1, 1998)
Excluding sales charges	1.46%	9.11%	4.06%
Including sales charges	-4.14%	7.88%	3.44%

Class B (commenced May 1, 1998)
Excluding contingent deferred sales charges	0.63%	8.33%	3.45%
Including contingent deferred sales charges	-4.37%	8.04%	3.45%

Class C (commenced May 1, 1998)
Excluding contingent deferred sales charges	0.63%	8.35%	3.46%
Including contingent deferred sales charges	-0.37%	8.35%	3.46%

Institutional Class (commenced May 1, 1998)	1.81%	9.63%	4.63%

Service Class (commenced May 1, 1998)	1.19%	9.19%	4.17%

PORTFOLIO RESULTS
International Small Cap Fund
Dear Shareholder,
This report provides an overview on the performance of the Goldman Sachs International Small Cap Fund during the one-year reporting period that ended August 31, 2007.
  Performance Review

Over the one-year period that ended August 31, 2007, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of 17.73%, 16.83%, 16.85%, 18.23% and 17.56%, respectively. These returns compare to the 23.51% cumulative total return of the Fund’s benchmark, the S&P/ Citigroup EMI World ex-US Index (gross) over the same time period.

During the reporting period, the Fund generated a positive absolute return but it lagged its benchmark. Weak stock selection, particularly within the Industrials, Information Technology and Materials sectors detracted from relative performance during the period.

Wolfson Microelectronics, a UK-based integrated circuits supplier, was the leading detractor from relative performance. Its shares fell after management announced that third quarter profits had declined. The company subsequently lowered its sales forecast for the fourth quarter as a result of falling demand. The forecast revision was attributed to lower chip sales to Sony Corp., after Sony cut its sales projections for its PlayStation product. After reviewing our position in the stock, we exercised our sell discipline and sold out of the stock during the period.

Carter & Carter, a provider of outsourced apprentice learning solutions and support services in the UK, was also a large detractor from relative performance after the company announced an anticipated decline in its annual profits as a result of unsuccessful training contract bids. However, by mid-July, the share price had begun to rise due to increased retail investment and following speculation that the company may be subject to a takeover bid. Having met with management, we believe the company continues to operate in the growing market of private provision of public education, although, recognizing the deterioration in Carter & Carter’s risk/reward profile as a result of recent events, we made the decision to exit the position.

Cosco Corp., a Singaporean marine transportation firm specializing in marine repair, and Arques Industries, a German holding company, were the leading contributors to positive relative performance during the period. Following weakness in May, Cosco’s share price moved higher in June after management announced new contract wins for 30 vessels worth $1.2 billion, and boosting the outlook for its stock. Arques Industries’ shares rose as the company continued its policy of acquiring distressed assets with a view to restructuring them. Arques also reported strong first quarter results and announced plans to sell shares to raise capital for financing projects and further acquisitions.
  Portfolio Composition

We maintain our focus on individual security selection rather than taking large sector and country under- or overweight positions. In addition, we strive to own quality businesses with enduring franchises and exceptional managements that have the potential to perform well in a

PORTFOLIO RESULTS

variety of markets. We believe that value is created through rigorous fundamental analysis that identifies small-cap companies operating in clear and defensible market niches. Additionally, these companies might be well positioned to benefit from structural changes in the marketplace. At the end of the reporting period, the Fund was overweight in the Industrials, Telecommunication Services and Financials sectors, and underweight in the Materials, Consumer Staples and Utilities sectors.
  Portfolio Highlights

Although the Fund underperformed its benchmark over the reporting period, there were a number of holdings that enhanced results, including the following:

■	Oilexco, Inc. — Oilexco, a Canadian oil exploration company with significant interests in the North Sea, significantly contributed to positive relative performance during the period. The company announced that its wholly owned subsidiary Oilexco North Sea Limited made an oil discovery on its 40% owned Huntington Prospect in the UK Central North Sea. We believe that Oilexco has a very compelling strategy for future exploration in the North Sea, an area increasingly neglected by major oil companies.

■	Bank of Cyprus Public Co. Ltd. — Bank of Cyprus, Cyprus’ largest retail bank, was a leading positive contributor to relative performance. Its shares rose as it announced very strong third quarter results and on speculation that the Bank of Cyprus may be the target of a takeover approach from Piraeus Bank. Management subsequently voted to reject the offer submitted by Piraeus Bank on the grounds that it significantly undervalued Bank of Cyprus’ strong profitability and growth potential. The stock has received several analyst upgrades, and all three of Bank of Cyprus’ businesses continue to perform well.

■	MyTravel — MyTravel, a travel services provider, contributed positively to relative performance. Its shares rose higher after the company announced it was planning to merge with Thomas Cook, Europe’s second largest travel company. Thomas Cook agreed to a merger of equals in order to cut costs and reduce competition from low cost travel operators. A merger of equals typically occurs when two firms, often about the same size, agree to go forward as a single new company rather than remain separately owned and operated. The newly combined company, Thomas Cook Group Plc, is expected to be debt free, which should allow the company to expand its operations and to better compete with TUI AG, Europe’s largest travel company. We took advantage of the share price appreciation and subsequently exited the Fund’s position.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs International Small Cap Equity Investment Team

London, September 18, 2007

FUND BASICS
International Small Cap Fund
as of August 31, 2007
PERFORMANCE REVIEW

	Fund Total Return	S&P/Citigroup EMI
September 1, 2006–August 31, 2007	(based on NAV)[1]	World ex-US Index (gross)[2]

Class A	17.73%	23.51%

Class B	16.83	23.51

Class C	16.85	23.51

Institutional	18.23	23.51

Service	17.56	23.51

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The S&P/ Citigroup EMI World ex-US Index (gross) covers the smallest 20% of companies, ranked by total market capitalization, which first qualify for inclusion in the country index. This includes approximately 4,280 securities from 24 developed markets with a general regional allocation of 61% Europe, 21% Japan, 11% Australasia and 7% North America. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

For the period ended 6/30/07	One Year	Five Years	Since Inception	Inception Date

Class A	15.72%	18.93%	10.22%	5/1/98

Class B	16.56	19.27	10.29	5/1/98

Class C	20.50	19.44	10.27	5/1/98

Institutional	22.90	20.85	11.52	5/1/98

Service	22.29	20.23	10.96	5/1/98

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
EXPENSE RATIOS[4]

	Current Expense Ratio (Net)	Expense Ratio Before Waivers (Gross)

Class A	1.64%	1.79%

Class B	2.39	2.54

Class C	2.39	2.54

Institutional	1.24	1.39

Service	1.74	1.89

[4]	The expense ratios of the Fund, both current (net of any fee waivers or expense limitations) and before waivers (gross of any fee waivers or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS
TOP 10 HOLDINGS AS OF 8/31/07[5]

Holding	% of Net Assets	Line of Business

iShares CDN S&P/ TSX MidCap Index Fund	4.5%	Exchange Traded Funds

Cosco Corp. (Singapore) Ltd.	2.7	Transportation

Safilo Group SpA	1.8	Consumer Durables & Apparel

Tele2 AB	1.7	Telecommunication Services

Speymill Deutsche Immobilien Co. PLC	1.5	Real Estate

Challenger Financial Services Group Ltd.	1.5	Diversified Financials

Indra Sistemas SA	1.5	Software & Services

Pfleiderer AG	1.5	Capital Goods

AWD Holdings AG	1.4	Diversified Financials

Arques Industries AG	1.4	Diversified Financials

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND
Performance Summary
August 31, 2007
The following graph shows the value, as of August 31, 2007, of a $10,000 investment made on May 1, 1998 (commencement of operations) in Class A Shares (including a maximum sales charge of 5.5%) of the Goldman Sachs International Small Cap Fund. For comparative purposes, the performance of the Fund’s benchmark, S&P/Citigroup EMI World ex-US Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional and Service Shares will vary from Class A Shares due to differences in fees and loads. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.
International Small Cap Fund’s Lifetime Performance
Performance of a $10,000 Investment, with distributions reinvested, from May 1, 1998 through August 31, 2007.

Average Annual Total Return through August 31, 2007	One Year	Five Years	Since Inception
Class A (commenced May 1, 1998)
Excluding sales charges	17.73%	22.16%	9.95%
Including sales charges	11.24%	20.79%	9.29%

Class B (commenced May 1, 1998)
Excluding contingent deferred sales charges	16.83%	21.32%	9.34%
Including contingent deferred sales charges	11.83%	21.13%	9.34%

Class C (commenced May 1, 1998)
Excluding contingent deferred sales charges	16.85%	21.32%	9.33%
Including contingent deferred sales charges	15.85%	21.32%	9.33%

Institutional Class (commenced May 1, 1998)	18.23%	22.72%	10.57%

Service Class (commenced May 1, 1998)	17.56%	22.11%	10.00%

PORTFOLIO RESULTS
Emerging Markets Equity Fund
Dear Shareholder,
This report provides an overview on the performance of the Goldman Sachs Emerging Markets Equity Fund during the one-year reporting period that ended August 31, 2007.
  Performance Review

Over the one-year period that ended August 31, 2007, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of 35.67%, 34.68%, 34.64%, 36.21% and 35.54%, respectively. These returns compare to the 44.04% cumulative total return of the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Index (with dividends reinvested), over the same time period.

During the period, the Fund generated strong absolute performance but lagged its benchmark. Leading detractors to relative performance included stock selection and sector allocation in South Korea and Taiwan. While the Fund’s underweight exposure to China also detracted from relative performance, strong stock selection was a positive contribution to absolute performance. Strong stock selection in Mexico and Thailand contributed positively to relative performance as well.
  Regional Allocation

With the exception of China, we were overweight in the Emerging Asia region. This proved to be the strongest positive contributor to relative performance during the period. The Emerging Asian equity market generated solid results due to strong earnings growth, continued benign inflation and improved employment data from the U.S. that eased concern about a weakening export market. As mentioned, the Fund’s underweight in China hurt relative performance, as manufacturing activity expanded and liquidity remained ample in the Chinese market. Additionally, the Chinese financial sector rallied significantly on the back of expectations of favorable tax reforms.

The Fund’s export oriented companies in Korea and India detracted from relative performance, as the Korean won and Indian rupee continued to strengthen versus the U.S. dollar. Latin American markets showed resilience in the face of slowing U.S. consumer spending. Within the region, the Fund’s overweight positions in Brazil contributed positively to relative performance. The country’s market was helped by strengthened commodity prices and clarity on the outcome of the Brazilian election. The Emerging Europe region was the weakest performing region during the period, mainly dragged down by poor performance in Russia’s stock market. Within Russia, concerns about geopolitics, specifically the presidential elections in 2008, and the profitability of oil companies in the face of rising production costs, led the market to underperform across the board. However, while our overweight in Russia detracted from relative performance, our strong stock selection more than made up for the overweight allocation.

While emerging market equity performance was weak during the sell-off that occurred in mid-August, country and corporate health fundamentals remain largely in tact. We believe that emerging markets are increasingly making the transition from being derivatives of the U.S. growth cycle to an autonomous driver of global growth. While we do not underestimate the importance of the U.S. economy to global growth, we are firm believers in the thesis that the global economy is in a long-term transition from being U.S.-led to becoming more broad-based with emerging markets playing a more significant role.

PORTFOLIO RESULTS
  Portfolio Highlights

Although the Fund underperformed its benchmark over the reporting period, there were number of holdings that enhanced results, including the following:

■	China COSCO Holdings Co. Ltd. and China Shipping Development Co. Ltd. — Strong stock selection, specifically in Chinese industrials holdings, contributed positively to relative performance. Our Chinese industrial stocks, such as China COSCO Holdings, one of the world’s top container line and port operators, and China Shipping Development, the largest bulk carrier in the Far East, saw their share prices rise. Both companies have continued to benefit from increased foreign investment flows into the Chinese market as well as robust global demand, as evidenced by the 151% increase in profits in the first six months of 2007 in China’s shipbuilding industry. In addition, the Chinese government announced a new pilot program for mainland Chinese citizens to invest in Hong Kong traded H-Share securities. This change in investment policy should allow the large pool of savings in China to flow out of the mainland into international markets. Chinese companies dual-listed with Hong Kong H-Shares are expected to be key beneficiaries. The news has sent Hong Kong’s H-Share Index sharply higher, benefiting our Chinese holdings listed there.

■	Axtel — Axtel, a local Mexican provider of regional and long distance telecommunications services, data transmission and Internet services, was a leading positive contributor to relative performance. The company’s shares rallied after the successful completion of its acquisition of Aventel. This made Axtel the second-largest fixed-line integrated telecommunications company in Mexico. The company’s stock has shown a continuous improvement since November 2006, which supports the positive sentiment of the company’s growth. In addition, recent announcements of further investment in technology have given the stock upward momentum.

■	Sberbank RF — Sberbank, Russia’s dominant retail banking franchise, contributed positively to relative performance. Its shares rallied on further evidence that 2006 was a very strong year for Russian lending growth. Additionally, investors took the company’s announcement that it plans to offer existing shareholders the right to buy additional shares worth $7.5 billion in early 2007 as a very strong signal that the outlook for the bank is robust and reduced concerns that growth would slow due to capital constraints. With retail lending currently growing at rates in excess of 50% per year in what remains an economy with very low credit penetration, we believe that investors’ willingness to extend their investment horizon had a powerful positive impact on its stock price.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Emerging Markets Equity Investment Team
  New York, London and Singapore,
  September 18, 2007

FUND BASICS
Emerging Markets Equity Fund
as of August 31, 2007
PERFORMANCE REVIEW

September 1, 2006–August 31, 2007	Fund Total Return (based on NAV)[1]	MSCI Emerging Markets Index[2]

Class A	35.67%	44.04%
Class B	34.68	44.04
Class C	34.64	44.04
Institutional	36.21	44.04
Service	35.54	44.04

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The unmanaged MSCI Emerging Markets Index (with dividends reinvested) is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets, of over 26 emerging market countries. The Index is unmanaged and the figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

For the period ended 6/30/07	One Year	Five Years	Since Inception	Inception Date

Class A	31.45%	26.91%	11.27%	12/15/97
Class B	33.04	27.42	11.33	12/15/97
Class C	37.05	27.48	11.31	12/15/97
Institutional	39.62	28.97	12.59	12/15/97
Service	38.96	28.35	11.81	12/15/97

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
EXPENSE RATIOS[4]

	Current Expense Ratio (Net)	Expense Ratio Before Waivers (Gross)

Class A	1.81%	1.81%
Class B	2.56	2.56
Class C	2.56	2.56
Institutional	1.41	1.41
Service	1.91	1.91

[4]	The expense ratios of the Fund, both current (net of any fee waivers or expense limitations) and before waivers (gross of any fee waivers or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS
TOP 10 HOLDINGS AS OF 8/31/07[5]

Holding	% of Net Assets	Line of Business

Companhia Vale do Rio Doce Preference A Shares	4.6%	Materials

OAO Gazprom ADR	4.4	Energy

Taiwan Semiconductor Manufacturing Co. Ltd.	3.1	Semiconductors & Semiconductor Equipment

China Construction Bank Corp. Class H	3.0	Banks

LUKOIL ADR	2.9	Energy

Sberbank RF	2.9	Banks

Samsung Electronics Co. Ltd. Preference Shares	2.8	Semiconductors & Semiconductor Equipment

iShares MSCI Emerging Markets Index Fund	2.3	Exchange Traded Fund

Kookmin Bank	2.3	Banks

PetroChina Co. Ltd. Class H	2.2	Energy

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND
Performance Summary
August 31, 2007
The following graph shows the value, as of August 31, 2007, of a $10,000 investment made on December 15, 1997 (commencement of operations) in Institutional Shares (at NAV) of the Goldman Sachs Emerging Markets Equity Fund. For comparative purposes, the performance of the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Free (EMF) Index (with dividends reinvested) (“MSCI EMF Index”), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C and Service Shares will vary from Institutional Shares due to differences in fees and loads. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.
Emerging Markets Equity Fund’s Lifetime Performance
Performance of a $10,000 Investment, with distributions reinvested, from December 15, 1997 through August 31, 2007.

Average Annual Total Return through August 31, 2007	One Year	Five Years	Since Inception
Class A (commenced December 15, 1997)
Excluding sales charges	35.67%	30.79%	11.86%
Including sales charges	28.20%	29.30%	11.21%

Class B (commenced December 15, 1997)
Excluding contingent deferred sales charges	34.68%	29.96%	11.26%
Including contingent deferred sales charges	29.64%	29.82%	11.26%

Class C (commenced December 15, 1997)
Excluding contingent deferred sales charges	34.64%	29.90%	11.24%
Including contingent deferred sales charges	33.64%	29.90%	11.24%

Institutional Class (commenced December 15, 1997)	36.21%	31.41%	12.52%

Service Class (commenced December 15, 1997)	35.54%	30.76%	11.74%

PORTFOLIO RESULTS
Asia Equity Fund
Dear Shareholder,
This report provides an overview on the performance of the Goldman Sachs Asia Equity Fund during the one-year reporting period that ended August 31, 2007.
  Performance Review

Over the one-year period that ended August 31, 2007, the Fund’s Class A, B, C and Institutional Shares generated cumulative total returns, without sales charges, of 42.55%, 41.50%, 41.48% and 43.12%, respectively. These returns compare to the 44.97% cumulative total return of the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) All Country (AC) Asia ex- Japan Index (unhedged, with dividends reinvested), over the same time period.

While the Fund generated positive absolute returns during the reporting period, it under-performed its benchmark. This was mainly due to negative stock selection, coupled with overweight positions in the Consumer Staples and Materials sectors and an underweight position in South Korea.

South Korea was a detractor from the Fund’s relative performance, driven mainly by negative stock selection. One of the largest stock detractors was L.G. Philips LCD, a large global producer and supplier of Thin-Film Transistor Liquid-Crystal Display (TFTLCD) panels for monitors and notebook computers. Persistent losses were posted, mainly due to competitive prices offered by other TFT-LCD panel producers. In addition, there were concerns of an oversupply of the panels in early 2007, which caused price cutting measures to be undertaken by producers. We sold out of the stock in late January.

Hong Kong company Prime Success, a footwear manufacturer, was a large detractor from relative performance after it reported disappointing 2006 fiscal year earnings results. The stock fell further in August following news of the arrest of a former chairman for charges relating to security fraud. Although he had already resigned from his post in November 2004 and had not been involved in the operations of the company during the period, questions were still raised on the failure of the company to be more forthcoming when this incident happened. Following the disappointing 2006 fiscal year results, the stock price had been languishing as confidence in the management was severely damaged. In addition, the occurrence of this arrest sparked concerns about corporate governance issues, and it will likely take some time for confidence to be regained again. We have sold out of the stock.

Techtronic Industries, a Hong Kong manufacturer of outdoor power equipment and floor care appliances, also detracted from relative performance. Its share price fell due to weaker-than-expected U.S. housing sales, coupled with disappointing sales by Home Depot, Techtronic Industries’ key customer. The stock also fell amid continued concern that further measures to slow China’s economy may hurt its earnings growth. Despite positive guidance, the share price remained under pressure due to the overhang of the weakening U.S. housing market. Although its share price rebounded in January 2007, concern over the deterioration of the subprime mortgage and U.S. housing markets led to the share price declining again in February. We have sold out of the stock.

PORTFOLIO RESULTS

  Portfolio Composition

As of August 31, 2007, the Fund was overweight in India, Indonesia, Pakistan and Singapore, and underweight in Hong Kong, China and South Korea.
  Portfolio Highlights

Although the Fund underperformed its benchmark over the reporting period, there were a number of holdings that enhanced results, including the following:

■	China COSCO Holdings Co. Ltd. — COSCO Holdings, operator of one of the world’s 10 largest container fleets and a leading freight forwarder and shipping agent in China, continued to benefit from expectations of asset injections by its parent and cost savings from the streamlining of its operations. In addition, the tight supply of bulk ships and strong Asia-Europe shipping trade led to the company raising its earnings outlook. We continue to hold the stock.

■	Samsung Engineering Co. Ltd. — Samsung Engineering was a positive contributor to relative performance during the reporting period. Samsung Engineering is the construction arm of the Samsung conglomerate in South Korea, specializing in engineering, procurement and construction. The company’s growth story revolves mainly around its recent venture in the Middle East, with its strategy focused on the lucrative downstream petrochemical plant building business. It has recently been named as one of the key qualified contractors for SABIC and ARAMCO, two of the largest Middle Eastern petrochemical companies, thus ensuring a steady stream of capital expenditure orders. The firm is cash-rich, announcing a share buyback which boosted the share price, and the capital expenditure boom in the Middle East continues.

■	Cosco Corp. — Cosco Corp., a marine transportation firm based in Singapore, was one of the top positive contributors to performance. The firm won several large shipbuilding and conversion contracts, while announcing a set of good earnings in the second quarter of 2007, boosting the earnings outlook in the stock. China has had rapid economic growth, which has increased demand for iron ore and coal transportation.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Asia Equity Investment Team

Singapore, September 18, 2007

FUND BASICS
Asia Equity Fund
as of August 31, 2007
PERFORMANCE REVIEW

	Fund Total Return	MSCI AC Asia ex-Japan
September 1, 2006–August 31, 2007	(based on NAV)[1]	Index (unhedged)[2]

Class A	42.55%	44.97%
Class B	41.50	44.97
Class C	41.48	44.97
Institutional	43.12	44.97

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The unmanaged MSCI All Country Asia ex-Japan Index (unhedged, with dividends reinvested) is a market capitalization-weighted composite of securities in 11 Asian countries. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

For the period Ended 6/30/07	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	31.36%	17.67%	2.26%	3.12%	7/8/94
Class B	33.04	18.00	2.26	1.49	5/1/96
Class C	37.04	18.17	n/a	2.62	8/15/97
Institutional	39.61	19.67	3.50	3.04	2/2/96

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
EXPENSE RATIOS[4]

	Current Expense Ratio (Net)	Expense Ratio Before Waivers (Gross)

Class A	1.60%	1.87%
Class B	2.35	2.62
Class C	2.35	2.62
Institutional	1.20	1.47

[4]	The expense ratios of the Fund, both current (net of any fee waivers or expense limitations) and before waivers (gross of any fee waivers or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS
TOP 10 HOLDINGS AS OF 8/31/07[5]

Holding	% of Net Assets	Line of Business

China Mobile Ltd.	4.2%	Telecommunication Services

HON HAI Precision Industry Co. Ltd.	3.5	Technology Hardware & Equipment
Reliance Industries Ltd.	3.4	Energy
Esprit Holdings Ltd.	3.2	Retailing

MediaTek, Inc.	2.9	Semiconductors & Semiconductor Equipment
Samsung Engineering Co. Ltd.	2.8	Capital Goods
Kookmin Bank	2.7	Banks

Taiwan Semiconductor Manufacturing Co. Ltd.	2.5	Semiconductors & Semiconductor Equipment
China COSCO Holdings Co. Ltd.	2.4	Transportation
Hana Financial Group, Inc.	2.4	Banks

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

GOLDMAN SACHS ASIA EQUITY FUND
Performance Summary
August 31, 2007
The following graph shows the value, as of August 31, 2007, of a $10,000 investment made on September 1, 1997 in Class A Shares (including a maximum sales charge of 5.5%) of the Goldman Sachs Asia Equity Fund. For comparative purposes, the performance of the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) All Country (AC) Asia Free ex-Japan Index (unhedged; with dividend reinvested) (“MSCI AC Asia Free Index”), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C and Institutional Shares will vary from Class A due to differences in fees and loads. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.
Asia Equity Fund’s 10 Year Performance
Performance of a $10,000 Investment, with distributions reinvested, from September 1, 1997 through August 31, 2007.

Average Annual Total Return through August 31, 2007	One Year	Five Years	Ten Years	Since Inception
Class A (commenced July 8, 1994)
Excluding sales charges	42.55%	21.32%	5.53%	3.91%
Including sales charges	34.69%	19.97%	4.93%	3.47%

Class B (commenced May 1, 1996)
Excluding contingent deferred sales charges	41.50%	20.50%	4.93%	1.91%
Including contingent deferred sales charges	36.50%	20.31%	4.93%	1.91%

Class C (commenced August 15, 1997)
Excluding contingent deferred sales charges	41.48%	20.48%	4.89%	3.07%
Including contingent deferred sales charges	40.48%	20.48%	4.89%	3.07%

Institutional Class (commenced February 2, 1996)	43.12%	22.01%	6.20%	3.44%

PORTFOLIO RESULTS
BRIC Fund
Dear Shareholder,
This report provides an overview on the performance of the Goldman Sachs BRIC Fund during the one-year reporting period that ended August 31, 2007.
  Performance Review

Over the one-year period that ended August 31, 2007, the Fund’s Class A, C and Institutional Shares generated cumulative total returns, without sales charges, of 55.99%, 54.85% and 56.75%, respectively. These returns compare to the 62.37% cumulative total return of the Fund’s benchmark, the MSCI EM BRIC 5-25 Constrained Index, over the same time period.

While the Fund provided strong absolute returns during the period, it underperformed its benchmark. The main driver of the underperformance was our stock selection. At the stock level, LUKOIL and Infosys Technologies Ltd. were leading detractors from relative performance. In contrast, leading contributors to relative performance were China COSCO Holdings Co. Ltd., China Shipping Development Co. Ltd. and Companhia Vale do Rio Doce (“CVRD”) (see “Portfolio Highlights” for additional information on these holdings).

LUKOIL, Russia’s largest oil company, was a significant detractor to relative performance during the reporting period. The company was negatively affected by concerns about the geopolitical situation, rising inflation and the profitability of oil companies in the face of rising production costs. This caused Russian equities to be an underperformer among the BRIC markets for the period. We used this price weakness as an opportunity to increase our positions in high conviction holdings where we believe that the stocks continue to demonstrate strong growth potential. Despite lagging the other BRIC markets this year to date, Russia still has solid macroeconomic fundamentals, including the world’s third largest foreign exchange reserves.

India’s Infosys Technologies Ltd. was another detractor from relative performance, falling on concerns that a strong Indian rupee would force information technology companies to lower their earnings guidance, given the export-oriented nature of the business. We continue to hold this stock in the portfolio as we believe that the company’s earnings fundamentals remain healthy, and will also benefit from the strong growth in the Indian economy.
  Portfolio Composition

The Fund seeks long-term capital appreciation by investing primarily in equity investments in Brazil, Russia, India and China or in issuers that participate in these markets. At the end of the reporting period, the Fund was overweight in India and Russia and underweight in Brazil and China. From a sector perspective, at the end of the period, the Fund was overweight in the Financials, Industrials and Information Technology sectors and underweight in the Materials, Utilities and Consumer Staples sectors.

PORTFOLIO RESULTS
  Portfolio Highlights

Although the Fund underperformed its benchmark over the reporting period, there were a number of holdings that enhanced results, including the following:

■	China COSCO Holdings Co. Ltd. — COSCO Holdings, operator of one of the world’s 10 largest container fleets and a leading freight forwarder and shipping agent in China, continued to benefit from expectations of asset injections by its parent and cost savings from the streamlining of its operations. In addition, the tight supply of bulk ships and strong Asia-Europe shipping trade led to the company raising its earnings outlook. This holding was a positive contributor to the Fund’s relative performance, and we continue to hold the stock.

■	CVRD ADR — Brazil’s CVRD is the second largest mining company in the world. The stock has gained from the price increases in iron ore, which have helped raise its earnings outlook and benefited the Fund’s relative performance.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs BRIC Investment Team

London, September 18, 2007

FUND BASICS
BRIC Fund
as of August 31, 2007
PERFORMANCE REVIEW

	Fund Total Return	MSCI EM BRIC 5-25
September 1, 2006–August 31, 2007	(based on NAV)[1]	Constrained Index[2]	MSCI BRIC Index[2]

Class A	55.99%	62.37%	53.58%

Class C	54.85	62.37	53.58

Institutional	56.75	62.37	53.58

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	Effective January 1, 2007, the MSCI EM BRIC 5-25 Constrained Index replaced the MSCI BRIC Index as the Fund’s benchmark. The MSCI EM BRIC 5-25 Constrained Index is a customized, constrained benchmark, derived from the standard MSCI BRIC Index, with individual stock weights capped at 5% and the total of all stocks weighing more than 2.5% capped at 25%. The MSCI EM BRIC 5-25 Constrained Index combines, on a market capitalization weighted basis, the components of the MSCI Brazil, MSCI Russia, MSCI India and MSCI China Equity Indices. In the Investment Adviser’s opinion, the MSCI EM BRIC 5-25 Constrained Index is a more appropriate benchmark against which to measure the performance of the Fund. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

For the period ended 6/30/07	One Year	Since Inception	Inception Date

Class A	44.94%	44.79%	6/30/06

Class C	51.14	51.97	6/30/06

Institutional	54.05	53.86	6/30/06

[3]	The Standardized Average Annual Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
EXPENSE RATIOS[4]

	Current Expense Ratio (Net)	Expense Ratio Before Waivers (Gross)

Class A	1.97%	2.42%

Class C	2.72	3.17

Institutional	1.57	2.02

[4]	The expense ratios of the Fund, both current (net of any fee waivers or expense limitations) and before waivers (gross of any fee waivers or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS
TOP 10 HOLDINGS AS OF 8/31/07[5]

Holding	% of Net Assets	Line of Business

China Mobile Ltd.	6.5%	Telecommunication Services

Companhia Vale do Rio Doce ADR	5.5	Materials

OAO Gazprom ADR	5.5	Energy

LUKOIL ADR	5.0	Energy

China Construction Bank Corp. Class H	4.2	Banks

PetroChina Co. Ltd. Class H	4.1	Energy

Sberbank RF	4.1	Banks

Reliance Industries Ltd.	4.1	Energy

Petroleo Brasileiro SA ADR	3.3	Energy

China COSCO Holdings Co. Ltd. Class H	3.1	Transportation

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

GOLDMAN SACHS BRIC FUND
Performance Summary
August 31, 2007
The following graph shows the value, as of August 31, 2007, of a $10,000 investment made on June 30, 2006 (commencement of operations) in Class A Shares (including a maximum sales charge of 5.5%) of the Goldman Sachs BRIC Fund. For comparative purposes, the performance of the Fund’s former benchmark, the Morgan Stanley Capital International (MSCI) BRIC Index (unhedged, with dividends reinvested) (“MSCI BRIC Index”) and the Fund’s new benchmark, the Morgan Stanley Capital International (MSCI) EM BRIC 5-25 Constrained Index (unhedged; with dividends reinvested) (“MSCI EM BRIC 5-25 Constrained”), are shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class C and Institutional Shares will vary from Class A Shares due to differences in fees and loads. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.
BRIC Fund’s Lifetime Performance
Performance of a $10,000 Investment, with distributions reinvested, from June 30, 2006 through August 31, 2007.

Average Annual Total Return through August 31, 2007	One Year	Since Inception
Class A (commenced June 30, 2006)
Excluding sales charges	55.99%	51.82%
Including sales charges	47.39%	44.69%

Class C (commenced June 30, 2006)
Excluding contingent deferred sales charges	54.85%	50.62%
Including contingent deferred sales charges	53.84%	50.62%

Institutional Class (commenced June 30, 2006)	56.75%	52.45%

PORTFOLIO RESULTS
Concentrated Emerging Markets Equity Fund
Dear Shareholder,
This report provides an overview on the performance of the Goldman Sachs Concentrated Emerging Markets Equity Fund for the period from its inception on June 29, 2007 to August 31, 2007.
  Performance Review

Over the period from the Fund’s inception on June 29, 2007 through August 31, 2007, the Fund’s Class A, C and Institutional Shares generated cumulative total returns, without sales charges, of 0.30%, 0.10% and 0.30%, respectively. These returns compare to the 3.04% cumulative total return of the Fund’s benchmark, the MSCI Emerging Markets Index, over the same time period.

During the period, the Fund lagged its benchmark. Leading detractors to performance included stock selection and sector allocation in South Korea as well as Taiwan. While the Fund’s underweight allocation to Chinese and South Korean Materials stocks also detracted from relative performance, stock selection in those countries otherwise contributed positively to relative performance. In addition, strong stock selection in Brazil and South Africa enhanced relative performance.
  Portfolio Composition

The Fund seeks long-term capital appreciation by investing primarily in emerging markets countries in Latin and South America, Asia, Eastern Europe, Africa and the Middle East. At the end of the reporting period, the Fund was overweight in Russia, South Africa and Mexico and underweight in China, Poland and Indonesia. From a sector perspective, at the end of the period the Fund was overweight in the Information Technology, Energy and Consumer Staples sectors, and underweight in the Industrials, Consumer Discretionary and Health Care sectors.
  Portfolio Highlights

Although the Fund underperformed its benchmark over the reporting period, there were a number of holdings that enhanced results, including the following:

■	China COSCO Holdings Co. Ltd. and China Shipping Development Co. Ltd. — Strong stock selection, specifically in Chinese industrials holdings, contributed positively to relative performance. Our Chinese industrial stocks, such as China COSCO Holdings, one of the world’s top container line and port operators and China Shipping Development, the largest bulk carrier in the Far East, saw their share prices rise. Both companies have continued to benefit from increased foreign investment flows into the Chinese market as well as robust global demand, as evidenced by the 151% increase in first-half profit in China’s shipbuilding industry. In addition, the Chinese government announced a new pilot program for mainland Chinese citizens to invest in Hong Kong traded H-Share securities. This change in investment policy should allow the large pool of savings in China to flow out of the mainland into international markets. Chinese companies dual-listed with Hong Kong H-Shares are expected to be key beneficiaries. The news has sent Hong Kong’s H-Share Index sharply higher, benefiting our Chinese holdings listed there.

PORTFOLIO RESULTS

■	POSCO ADR — POSCO, one of the world’s most efficient steel producers commanding about 60% of the domestic Korean crude steel market, was a leading positive contributor to relative performance during the period. With the upward renegotiating of steel prices, POSCO stands to benefit given its dominant position in the global steel sector. In addition, strong global demand, especially from China, has helped boost the firm’s exports, which comprise 25% of its sales mix.

■	LG Chemical — The Fund’s position in LG Chemical, a Korean chemical producer, contributed positively to relative performance. We bought those shares at what we believed was a cyclically depressed level of earnings. The market seemed to concur with that point of view, and its share price moved higher.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Concentrated Emerging Markets Equity Investment Team

New York, London and Singapore, September 18, 2007

FUND BASICS
Concentrated Emerging Markets Equity Fund
as of August 31, 2007
PERFORMANCE REVIEW

June 29, 2007–August 31, 2007	Fund Total Return (based on NAV)[1]	MSCI Emerging Markets Index[2]

Class A	0.30%	3.04%
Class C	0.10	3.04
Institutional	0.30	3.04

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The unmanaged MSCI Emerging Markets Index (with dividends reinvested) is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets, of over 26 emerging market countries. “Free” indicates an index that excludes shares in otherwise free markets that are not purchasable by foreigners. The Index is unmanaged and the figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

For the period ended 6/30/07	Since Inception	Inception Date

Class A	-5.48%	6/29/07
Class C	-1.00	6/29/07
Institutional	0.00	6/29/07

[3]	As the Fund has not been operating for one year, the Standardized Average Annual Total Returns are cumulative total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
EXPENSE RATIOS[4]

	Current Expense Ratio (Net)	Expense Ratio Before Waivers (Gross)

Class A	1.94%	2.29%
Class C	2.69	3.04
Institutional	1.54	1.89

[4]	The expense ratios of the Fund, both current (net of any fee waivers or expense limitations) and before waivers (gross of any fee waivers or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS
TOP 10 HOLDINGS AS OF 8/31/07[5]

Holding	% of Net Assets	Line of Business

Companhia Vale do Rio Doce ADR Preference A Shares	5.1%	Materials
Gazprom OAO ADR	5.0	Energy
Samsung Electronics Co. Ltd. GDR	4.2	Semiconductors & Semiconductor Equipment
China Construction Bank Corp. Class H	3.7	Banks
Sberbank RF	3.6	Banks
Taiwan Semiconductor Manufacturing Co Ltd.	3.5	Semiconductors & Semiconductor Equipment
POSCO ADR	3.3	Materials
America Movil SAB de CV ADR Series L	3.1	Telecommunication Services
LUKOIL ADR	2.8	Energy
X5 Retail Group NV GDR	2.7	Food & Staples Retailing

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

GOLDMAN SACHS CONCENTRATED INTERNATIONAL EQUITY FUND
Schedule of Investments
August 31, 2007

Shares	Description	Value
Common Stocks – 98.9%

Australia – 1.9%
1,939,116	Alumina Ltd. (Materials)	$11,051,209

Belgium – 3.9%
266,478	InBev NV (Food, Beverage & Tobacco)	21,881,475

Brazil – 2.3%
319,094	Companhia Vale do Rio Doce Preference A Shares ADR (Materials)	13,322,174

France – 8.3%
244,310	Ipsen SA (Pharmaceuticals, Biotechnology & Life Sciences)	12,823,490
192,602	Sanofi-Aventis (Pharmaceuticals, Biotechnology & Life Sciences)	15,774,597
234,967	Technip SA (Energy)	18,740,931

		47,339,018

Germany – 18.6%
138,745	Bilfinger Berger AG (Capital Goods)	11,384,641
199,320	DaimlerChrysler AG (Automobiles & Components)	17,692,426
1,336,150	Deutsche Telekom AG (Telecommunication Services)	24,844,748
116,788	E.ON AG (Utilities)	19,580,325
163,765	Merck KGaA (Pharmaceuticals, Biotechnology & Life Sciences)	21,000,853
137,274	Rheinmetall AG (Capital Goods)	11,400,555

		105,903,548

Hong Kong – 3.2%
1,266,300	Esprit Holdings Ltd. (Retailing)	18,394,910

India – 2.2%
1,153,253	Satyam Computer Services Ltd. (Software & Services)	12,656,823

Italy – 5.7%
533,438	Mediobanca SpA(a) (Diversified Financials)	11,510,915
2,437,904	UniCredito Italiano SpA (Banks)	20,942,654

		32,453,569

Japan – 8.7%
20,400	Alpen Co. Ltd. (Retailing)	308,808
485,200	Millea Holdings, Inc. (Insurance)	18,795,053
1,327,000	Mitsubishi Gas Chemical Co., Inc. (Materials)	11,176,955
2,408	Sumitomo Mitsui Financial Group, Inc. (Banks)	18,994,295

		49,275,111

Netherlands – 2.6%
354,143	TNT NV(a) (Transportation)	14,984,164

Norway – 2.3%
852,708	Prosafe ASA (Energy)	12,840,934

Russia – 4.5%
168,284	LUKOIL ADR(a) (Energy)	12,469,844
3,403,000	Sberbank RF (Banks)	13,046,697

		25,516,541

Spain – 6.6%
1,022,211	Banco Bilbao Vizcaya Argentaria SA (Banks)	23,622,535
528,968	Indra Sistemas SA (Software & Services)	13,844,715

		37,467,250

Sweden – 2.5%
768,656	Tele2 AB Class B (Telecommunication Services)	14,081,171

Switzerland – 7.1%
191,552	Credit Suisse Group (Diversified Financials)	12,571,210
63,107	Nestle SA (Food, Beverage & Tobacco)	27,504,598

		40,075,808

Taiwan – 3.6%
10,721,450	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	20,355,972

United Kingdom – 14.9%
207,226	Anglo American PLC (Materials)	11,896,909
1,770,358	Invesco PLC (Diversified Financials)	21,608,548
6,388,785	Old Mutual PLC (Insurance)	20,631,578
1,213,402	Prudential PLC (Insurance)	17,261,902
618,636	Wolseley PLC (Capital Goods)	13,000,428

		84,399,365

TOTAL COMMON STOCKS
(Cost $489,563,763)		$561,999,042

Principal	Interest	Maturity
Amount	Rate	Date	Value
Short-Term Obligation – 2.6%

JPMorgan Chase Euro – Time Deposit
$14,640,051	4.928%	09/04/07	$14,640,051
(Cost $14,640,051)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $504,203,814)			$576,639,093

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CONCENTRATED INTERNATIONAL EQUITY FUND
Schedule of Investments (continued)
August 31, 2007

	Interest
Shares	Rate	Value
Securities Lending Collateral(b) – 4.3%

Boston Global Investment Trust – Enhanced Portfolio
24,617,500	5.523%	$24,617,500
(Cost $24,617,500)

TOTAL INVESTMENTS – 105.8%
(Cost $528,821,314)		$601,256,593

LIABILITIES IN EXCESS OF OTHER ASSETS – (5.8)%		(32,887,794)

NET ASSETS – 100.0%		$568,368,799

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	All or a portion of security is on loan.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at August 31, 2007.

Investment Abbreviation:
ADR	—	American Depositary Receipt

As a % of
Net Assets
Investments Industry Classifications†

Automobiles & Components	3.1%
Banks	13.5
Capital Goods	6.3
Diversified Financials	8.0
Energy	7.8
Food, Beverage & Tobacco	8.7
Insurance	10.0
Materials	8.3
Pharmaceuticals, Biotechnology & Life Sciences	8.7
Retailing	3.3
Semiconductors & Semiconductor Equipment	3.6
Short-term Investments#	6.9
Software & Services	4.7
Telecommunication Services	6.9
Transportation	2.6
Utilities	3.4

TOTAL INVESTMENTS	105.8%

†	Industry concentrations greater than one-tenth of one percent are disclosed.

#	Short-term investments include a short-term obligation and securities lending collateral.
ADDITIONAL INVESTMENT INFORMATION
FUTURES CONTRACT — At August 31, 2007, the following futures contract was open:

	Number of	Settlement	Notional	Unrealized
Type	Contracts Long	Month	Value	Loss

TSE Topix Index	62	September 2007	$8,628,811	$(736,330)

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS JAPANESE EQUITY FUND
Schedule of Investments
August 31, 2007

Shares	Description	Value
Common Stocks – 98.6%

Automobiles & Components – 10.8%
24,900	Denso Corp.	$871,887
73,000	Mazda Motor Corp.	367,353
39,000	NGK Spark Plug Co. Ltd.	643,080
27,700	Tokai Rubber Industries, Inc.	515,628
47,800	Toyota Motor Corp.	2,768,048

		5,165,996

Banks – 11.7%
158	Mitsubishi UFJ Financial Group, Inc.	1,514,639
159	Mizuho Financial Group, Inc.	999,349
222	Sumitomo Mitsui Financial Group, Inc.	1,751,135
92,000	The Chiba Bank Ltd.	741,490
102,000	The Hiroshima Bank Ltd.	581,287

		5,587,900

Capital Goods – 19.7%
76,000	Asahi Glass Co. Ltd.	950,293
37,500	Daifuku Co. Ltd.	440,667
5,000	Fanuc Ltd.	485,979
236,000	Fuji Electric Holdings Co. Ltd.	1,023,037
72,000	Fujikura Ltd.	428,297
168,000	Ihi Corp.	544,810
35,700	Komatsu Ltd.	1,096,826
30,800	Matsushita Electric Works Ltd.	376,242
40,400	Mitsubishi Corp.	1,133,964
49,000	Mitsui & Co. Ltd.	1,018,573
34,500	Sumitomo Electric Industries Ltd.	548,323
156,000	Taisei Corp.	498,665
51,000	Toshiba Machine Co. Ltd.	379,879
30,000	Toshiba Plant Systems & Services Corp.	274,839
5,200	Union Tool Co.	232,072

		9,432,466

Commercial Services & Supplies – 1.0%
47,000	Toppan Printing Co. Ltd.	472,330

Diversified Financials – 2.5%
39,400	Nomura Holdings, Inc.	695,620
2,330	ORIX Corp.	494,688

		1,190,308

Energy – 0.7%
35,000	Nippon Mining Holdings, Inc.	315,764

Food & Staples Retailing – 1.3%
19,000	Lawson, Inc.	631,083

Food, Beverage & Tobacco – 1.3%
49,000	Ajinomoto Co., Inc.	618,191

Insurance – 1.8%
78,000	Mitsui Sumitomo Insurance Co. Ltd.	880,172

Materials – 10.1%
58,000	Hitachi Metals Ltd.	666,938
22,200	JFE Holdings, Inc.	1,445,500
64,000	Mitsubishi Gas Chemical Co., Inc.	539,054
31,000	Sanyo Special Steel Co. Ltd.	258,819
12,500	Shin-Etsu Chemical Co. Ltd.	903,716
215,000	Sumitomo Osaka Cement Co. Ltd.	528,615
149,000	Ube Industries Ltd. (Japan)	466,930

		4,809,572

Pharmaceuticals, Biotechnology & Life Sciences – 4.6%
16,600	Astellas Pharma, Inc.	769,464
20,600	Takeda Pharmaceutical Co. Ltd.	1,409,424

		2,178,888

Real Estate – 3.2%
37,000	Mitsui Fudosan Co. Ltd.	967,963
20,500	Nomura Real Estate Holdings, Inc.	579,576

		1,547,539

Retailing – 2.8%
4,200	Alpen Co. Ltd.	63,578
23,600	AOKI Holdings, Inc.	447,818
6,600	Fast Retailing Co. Ltd.	387,946
8,500	Nitori Co. Ltd.	442,668

		1,342,010

Semiconductors & Semiconductor Equipment – 3.9%
8,300	Disco Corp.	485,944
9,600	Rohm Co. Ltd.	854,842
7,200	Tokyo Electron Ltd.	515,396

		1,856,182

Software & Services – 1.6%
8,100	NS Solutions Corp.	227,206
31,900	NSD Co. Ltd.	537,421

		764,627

Technology Hardware & Equipment – 9.1%
15,350	Canon, Inc.	876,170
119,000	Fujitsu Ltd.	812,991
21,500	Hamamatsu Photonics K.K.	655,487
10,200	Nihon Dempa Kogyo Co. Ltd.	596,451
25,000	Shimadzu Corp.	257,664
51,000	Toshiba Corp.(a)	458,532
56,000	Yaskawa Electric Corp.	683,146

		4,340,441

Telecommunication Services – 2.8%
286	Nippon Telegraph & Telephone Corp.	1,316,649

Transportation – 5.5%
102	Central Japan Railway Co.	1,143,948
58,000	Sankyu, Inc.(a)	320,588
87,000	The Sumitomo Warehouse Co. Ltd.	561,168
42,000	Yamato Holdings Co. Ltd.	616,187

		2,641,891

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS JAPANESE EQUITY FUND
Schedule of Investments (continued)
August 31, 2007

Shares	Description	Value
Common Stocks – (continued)

Utilities – 4.2%
30,300	Kyushu Electric Power Co., Inc.	$808,579
237,000	Tokyo Gas Co. Ltd.	1,177,518

		1,986,097

TOTAL COMMON STOCKS
(Cost $41,210,415)		$47,078,106

Principal	Interest	Maturity
Amount	Rate	Date	Value
Short-Term Obligation – 0.4%

JPMorgan Chase Euro – Time Deposit
$184,382	4.928%	09/04/07	$184,382
(Cost $184,382)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $41,394,797)			$47,262,488

	Interest
Shares	Rate	Value
Securities Lending Collateral(b) – 0.6%

Boston Global Investment Trust – Enhanced Portfolio
308,550	5.523%	$308,550
(Cost $308,550)

TOTAL INVESTMENTS – 99.6%
(Cost $41,703,347)		$47,571,038

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.4%		169,945

NET ASSETS – 100.0%		$47,740,983

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	All or a portion of security is on loan.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at August 31, 2007.

As a % of
Net Assets
Investments Industry Classifications†

Automobiles & Components	10.8%
Banks	11.7
Capital Goods	19.7
Commercial Services & Supplies	1.0
Diversified Financials	2.5
Energy	0.7
Food & Staples Retailing	1.3
Food, Beverage & Tobacco	1.3
Insurance	1.8
Materials	10.1
Pharmaceuticals, Biotechnology & Life Sciences	4.6
Real Estate	3.2
Retailing	2.8
Semiconductors & Semiconductor Equipment	3.9
Short-term Investments#	1.0
Software & Services	1.6
Technology Hardware & Equipment	9.1
Telecommunication Services	2.8
Transportation	5.5
Utilities	4.2

TOTAL INVESTMENTS	99.6%

†	Industry concentrations greater than one-tenth of one percent are disclosed.

#	Short-term investments include a short-term obligation and securities lending collateral.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND
Schedule of Investments
August 31, 2007

Shares	Description	Value
Common Stocks – 93.8%

Australia – 2.6%
738,318	Challenger Financial Services Group Ltd. (Diversified Financials)	$3,270,426
428,279	MacArthur Coal Ltd. (Materials)	2,429,920

		5,700,346

Austria – 0.9%
46,167	Semperit AG Holdings(a) (Automobiles & Components)	1,971,870

Bermuda – 0.8%
334,944	Energy XXI Acquisition Corp. (Bermuda) Ltd.* (Energy)	1,758,456

Brazil – 0.9%
52,653	Tim Participacoes SA ADR Preference Shares(a) (Telecommunication Services)	1,858,651

Canada – 2.1%
164,207	Oilexco, Inc.* (Energy)	2,021,256
1,280,000	Primeline Energy Holdings, Inc.* (Energy)	2,509,091

		4,530,347

Cyprus – 1.3%
173,790	Bank of Cyprus Public Co. Ltd. (Banks)	2,887,492

Denmark – 0.8%
70,375	H. Lundbeck A/S (Pharmaceuticals, Biotechnology & Life Sciences)	1,655,804

Finland – 1.6%
319,262	M-real Oyj Class B(a) (Materials)	1,759,651
36,773	Vacon Oyj(a) (Capital Goods)	1,654,145

		3,413,796

France – 2.1%
46,704	Ipsen SA (Pharmaceuticals, Biotechnology & Life Sciences)	2,451,428
45,222	Rodriguez Group*(a) (Consumer Durables & Apparel)	2,144,339

		4,595,767

Germany – 12.0%
74,477	Arques Industries AG (Diversified Financials)	3,164,073
94,165	AWD Holdings AG (Diversified Financials)	3,174,838
29,722	Bilfinger Berger AG (Capital Goods)	2,438,822
124,472	CENTROTEC Sustainable AG*(a) (Materials)	2,502,147
275,772	Curanum AG(a) (Health Care Equipment & Services)	1,844,873
108,060	IDS Scheer AG(a) (Software & Services)	2,250,103
125,143	Pfleiderer AG(a) (Capital Goods)	3,185,629
33,951	Rheinmetall AG (Capital Goods)	2,819,618
59,420	Surteco AG (Consumer Durables & Apparel)	2,712,748
78,973	Thielert AG*(a) (Capital Goods)	2,214,657

		26,307,508

Greece – 0.6%
27,830	Titan Cement Co. SA (Materials)	1,372,215

India – 1.8%
56,035	AIA Engineering Ltd. (Capital Goods)	1,950,895
134,158	Indiabulls Financial Services Ltd.(b) (Diversified Financials)	1,763,412
25,653	Indiabulls Real Estate Ltd.*(b) (Real Estate)	310,480

		4,024,787

Ireland – 1.6%
53,187	DCC PLC (Capital Goods)	1,398,361
103,933	Iaws Group PLC (Food, Beverage & Tobacco)	2,033,643

		3,432,004

Italy – 4.5%
158,735	Geox SpA (Consumer Durables & Apparel)	2,899,946
362,851	Gruppo Coin SpA* (Retailing)	3,116,391
792,164	Safilo Group SpA (Consumer Durables & Apparel)	3,866,744

		9,883,081

Japan – 15.7%
96,700	AOKI Holdings, Inc.(a) (Retailing)	1,834,916
65,800	As One Corp. (Health Care Equipment & Services)	1,696,158
27,800	C. Uyemura & Co. Ltd. (Materials)	1,643,984
90,100	Hitachi Tool Engineering Ltd. (Capital Goods)	1,160,052
87,900	Iwai Securities Co. Ltd. (Diversified Financials)	1,114,579
489	Macromill, Inc.(a) (Software & Services)	772,793
75,400	Matsuda Sangyo Co. Ltd.(a) (Commercial Services & Supplies)	1,975,069
607	MTI Ltd. (Telecommunication Services)	1,121,841
294,000	Nachi-Fujikoshi Corp. (Capital Goods)	1,240,476
37,400	Neturen Co. Ltd. (Materials)	478,899
64,000	Nihon Parkerizing Co. Ltd. (Materials)	891,896
97,769	Optex Co. Ltd.(a) (Technology Hardware & Equipment)	1,976,428
245,500	PRONEXUS, Inc. (Commercial Services & Supplies)	2,064,875

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND
Schedule of Investments (continued)
August 31, 2007

Shares	Description	Value
Common Stocks – (continued)

Japan – (continued)
68,600	Resorttrust, Inc. (Consumer Services)	$1,504,442
135,000	ROHTO Pharmaceutical Co. Ltd.(a) (Pharmaceuticals, Biotechnology & Life Sciences)	1,553,967
25,900	Ryohin Keikaku Co. Ltd. (Retailing)	1,678,908
365,000	Sankyu, Inc.(a) (Transportation)	2,017,493
102,000	Sec Carbon Ltd. (Capital Goods)	1,743,111
133,300	Sohgo Security Services Co. Ltd. (Commercial Services & Supplies)	2,095,907
346,000	The Fuji Fire & Marine Insurance Co. Ltd. (Insurance)	1,203,792
302,000	The Higashi-Nippon Bank Ltd. (Banks)	1,158,008
80,800	Tokyu Community Corp. (Real Estate)	2,432,282
62,000	Tsumura & Co. (Pharmaceuticals, Biotechnology & Life Sciences)	1,011,510

		34,371,386

Netherlands – 3.9%
113,402	Aalberts Industries NV (Capital Goods)	2,707,811
65,006	Ballast Nedam NV (Capital Goods)	3,004,694
59,001	Heijmans NV (Capital Goods)	2,899,297

		8,611,802

Norway – 3.9%
82,416	Aker Kvaerner ASA (Energy)	2,070,564
228,983	Aker Yards AS(a) (Capital Goods)	2,757,409
143,383	Prosafe ASA (Energy)	2,159,205
35,975	Schibsted ASA (Media)	1,626,196

		8,613,374

Russia – 1.7%
7,950	OAO Open Investments* (Real Estate)	2,262,751
86,948	Pharmstandard GDR*(b) (Pharmaceuticals, Biotechnology & Life Sciences)	1,456,379

		3,719,130

Singapore – 5.2%
1,786,000	Cosco Corp. (Singapore) Ltd. (Transportation)	5,913,402
3,945,000	Macquarie International Infrastructure Fund Ltd. (Diversified Financials)	2,770,431
2,282,000	Suntec Real Estate Investment Trust (Real Estate)	2,650,864

		11,334,697

South Korea – 1.1%
78,580	Woongjin Coway Co. Ltd. (Consumer Durables & Apparel)	2,470,931

Spain – 1.5%
122,597	Indra Sistemas SA (Software & Services)	3,208,740

Sweden – 1.7%
207,770	Tele2 AB Class B (Telecommunication Services)	3,806,182

United Kingdom – 25.5%
72,462	Atkins WS PLC (Commercial Services & Supplies)	1,566,669
164,864	Augean PLC*(b) (Commercial Services & Supplies)	348,001
332,117	Benfield Group PLC (Insurance)	2,057,255
757,302	Chrysalis Group PLC (Media)	1,967,816
93,477	Cookson Group PLC (Capital Goods)	1,451,855
169,127	CSR PLC* (Semiconductors & Semiconductor Equipment)	2,221,679
987,891	Dawnay Day Carpathian PLC (Real Estate)	2,259,267
203,248	European Capital Ltd. (Diversified Financials)	2,311,903
983,211	Galiform PLC* (Retailing)	2,583,905
160,623	Genus PLC (Pharmaceuticals, Biotechnology & Life Sciences)	2,043,541
418,968	Hansard Global PLC (Insurance)	1,952,481
46,328	Homeserve PLC (Commercial Services & Supplies)	1,603,163
235,654	Informa PLC (Media)	2,727,154
683,289	Inspicio PLC* (Commercial Services & Supplies)	2,203,278
676,596	McBride PLC (Household & Personal Products)	2,619,238
399,455	Minerva PLC* (Real Estate)	2,247,586
166,730	Mondi PLC (Materials)	1,645,549
382,012	Morgan Crucible Co. (Capital Goods)	2,381,509
225,871	Raymarine PLC (Technology Hardware & Equipment)	1,312,845
77,958	Schroders PLC (Diversified Financials)	2,089,534
198,068	Sibir Energy PLC (Energy)	2,107,106
1,526,013	Speymill Deutsche Immobilien Co. PLC* (Real Estate)	3,304,259
495,394	Tanfield Group PLC* (Capital Goods)	1,584,727
359,597	Taylor Wimprey PLC (Consumer Durables & Apparel)	2,527,620
292,142	Unite Group PLC (Real Estate)	2,390,407
58,743	Vedanta Resources PLC (Materials)	2,097,053

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

Shares	Description	Value
Common Stocks – (continued)

United Kingdom – (continued)
511,315	Whatman PLC (Capital Goods)	$2,297,548

		55,902,948

TOTAL COMMON STOCKS
(Cost $179,955,109)		$205,431,314

		Maturity
Shares	Description	Date	Value
Equity-Linked Note – 0.9%

167,000	Indiabulls Real Estate Ltd. (JP Morgan International Derivatives Ltd.) (Real Estate)	05/22/12	2,021,827
(Cost $1,839,348)

Shares	Description	Value
Exchange Traded Fund – 4.5%

Other – 4.5%
115,041	iShares CDN S&P/TSX MidCap Index Fund
(Cost $8,980,135)		$9,775,217

		Expiration
Units	Description	Month	Value
Warrants* – 0.5%

Bermuda – 0.5%
760,332	Energy XXI Acquisition Corp. (Bermuda) Ltd.(b) (Energy)	10/09	$1,083,473

Canada – 0.0%
652,500	Primeline Energy Holdings, Inc.(b) (Energy)	04/08	43,253

United Kingdom – 0.0%
31,958	Oriel Resources PLC(b) (Materials)	02/10	16,109

TOTAL WARRANTS
(Cost $669,347)			$1,142,835

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $191,443,939)			$218,371,193

	Interest
Shares	Rate	Value
Securities Lending Collateral(c) – 8.0%

Boston Global Investment Trust – Enhanced Portfolio
17,363,884	5.523%	$17,363,884
(Cost $17,363,884)

TOTAL INVESTMENTS – 107.7%
(Cost $208,807,823)		$235,735,077

LIABILITIES IN EXCESS OF OTHER ASSETS – (7.7)%		(16,769,276)

NET ASSETS – 100.0%		$218,965,801

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $5,021,107, which represents approximately 2.3% of net assets as of August 31, 2007.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at August 31, 2007.

Investment Abbreviations:
ADR	—	American Depositary Receipt
COP	—	Certificate of Participation
GDR	—	Global Depositary Receipt
REIT	—	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND
Schedule of Investments (continued)
August 31, 2007

As a % of
Net Assets
Investments Industry Classifications†

Automobiles & Components	1.0%
Banks	1.8
Capital Goods	17.8
Commercial Services & Supplies	5.4
Consumer Durables & Apparel	7.6
Consumer Services	0.7
Diversified Financials	9.0
Energy	6.3
Exchange Traded Fund	4.5
Food, Beverage & Tobacco	0.9
Health Care Equipment & Services	1.6
Household & Personal Products	1.2
Insurance	2.4
Materials	6.8
Media	2.9
Pharmaceuticals, Biotechnology & Life Sciences	4.6
Real Estate	9.0
Retailing	4.2
Semiconductors & Semiconductor Equipment	1.0
Short-term Investment#	8.0
Software & Services	2.8
Technology Hardware & Equipment	1.5
Telecommunication Services	3.1
Transportation	3.6

TOTAL INVESTMENTS	107.7%

†	Industry concentrations greater than one-tenth of one percent are disclosed.

#	Short-term investment includes securities lending collateral.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND
Schedule of Investments
August 31, 2007

Shares	Description	Value
Common Stocks – 94.6%

Brazil – 10.7%
1,447,400	Banco do Estado do Rio Grande do Sul*(b) (Banks)	$23,791,359
2,224,900	Companhia Vale do Rio Doce Preference A Shares (Materials)	92,534,067
1,330,104	NET Servicos de Comunicacao SA Preference Shares* (Media)	19,829,532
453,360	Petroleo Brasileiro SA ADR Preference Shares (Energy)	24,132,353
19,378	Telemig Celular SA Preference G Shares*(b) (Telecommunication Services)	8,395,059
788,488	Tim Participacoes SA ADR Preference Shares(a) (Telecommunication Services)	27,833,626
190,476	Unibanco-Uniao de Bancos Brasileiros SA GDR(a) (Banks)	21,253,312

		217,769,308

China – 9.7%
71,481,000	China Construction Bank Corp. Class H (Banks)	60,007,244
10,114,000	China Shipping Development Co. Ltd. Class H (Transportation)	30,573,683
16,679,750	China COSCO Holdings Co. Ltd. Class H (Transportation)	38,976,184
40,756,000	Huadian Power International Co. Class H (Utilities)	23,485,521
30,137,000	PetroChina Co. Ltd. Class H (Energy)	44,059,659

		197,102,291

Egypt – 2.1%
506,290	Orascom Telecom Holding SAE GDR (Telecommunication Services)	29,263,562
4,287,898	Telecom Egypt (Telecommunication Services)	12,941,148

		42,204,710

Hungary – 1.1%
239,100	OTP Bank Nyrt GDR (Banks)	22,857,960

India – 5.8%
1,510,278	Indiabulls Financial Services Ltd.(b) (Diversified Financials)	19,851,534
735,400	Infosys Technologies Ltd. (Software & Services)	33,445,121
887,772	Reliance Industries Ltd. (Energy)	42,642,257
1,911,981	Satyam Computer Services Ltd. (Software & Services)	20,983,779

		116,922,691

Israel – 1.7%
3,083,842	Bank Hapoalim BM (Banks)	14,697,112
2,689,471	Mizrahi Tefahot Bank Ltd. (Banks)	18,561,308

		33,258,420

Malaysia – 2.3%
20,851,000	Resorts World Berhad (Consumer Services)	22,787,085
7,913,100	Tenaga Nasional Berhad (Utilities)	22,760,381

		45,547,466

Mexico – 7.3%
338,400	America Movil SAB de CV ADR Series L (Telecommunication Services)	20,459,664
3,077,857	Axtel SAB de CV* (Telecommunication Services)	20,978,414
1,066,719	Cemex SAB de CV ADR* (Materials)	34,444,357
3,869,128	Corp. GEO SA de CV Series B* (Consumer Durables & Apparel)	20,129,425
8,505,775	Corp. Moctezuma SAB de CV (Materials)	25,749,378
7,560,167	Wal-Mart de Mexico SAB de CV Series V (Food & Staples Retailing)	26,895,364

		148,656,602

Pakistan – 0.9%
2,385,600	MCB Bank Ltd. (Banks)	12,265,650
337,273	MCB Bank Ltd. GDR(b) (Banks)	6,936,390

		19,202,040

Peru – 1.1%
597,472	Companhia de Minas Buenaventura SA ADR (Materials)	22,841,355

Russia – 13.0%
808,301	LUKOIL ADR (Energy)	59,895,104
112,116	North-West Telecom ADR (Telecommunication Services)	8,498,393
2,162,939	OAO Gazprom ADR(a) (Energy)	90,410,850
561,157	OAO Open Investments GDR* (Real Estate)	19,991,218
15,253,000	Sberbank RF (Banks)	58,478,187
806,255	X 5 Retail Group NV GDR* (Food & Staples Retailing)	27,131,974

		264,405,726

South Africa – 10.9%
1,299,542	ABSA Group Ltd. (Banks)	23,710,755
208,100	Anglo Platinum Ltd. (Materials)	27,828,003
10,140,779	FirstRand Ltd. (Diversified Financials)	33,206,896
1,679,802	JD Group Ltd. (Retailing)	16,391,521

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND
Schedule of Investments (continued)
August 31, 2007

Shares	Description	Value
Common Stocks – (continued)

South Africa – (continued)
1,680,272	Massmart Holdings Ltd. (Food & Staples Retailing)	$21,722,715
931,407	Sasol Ltd. (Energy)	37,601,027
1,265,184	Telkom South Africa Ltd. (Telecommunication Services)	31,274,796
1,105,092	Tiger Brands Ltd. (Food, Beverage & Tobacco)	29,055,599

		220,791,312

South Korea – 14.3%
756,280	Daewoo Engineering & Construction Co. Ltd. (Capital Goods)	21,632,703
676,060	Dongkuk Steel Mill Co. Ltd.(b) (Materials)	31,094,813
93,791	Hana Financial Group, Inc.(b) (Banks)	4,435,509
661,650	Hyundai Motor Co. Preference Shares (Automobiles & Components)	26,326,073
571,661	Kookmin Bank (Banks)	46,372,752
420,760	LG Chem Ltd. (Materials)	43,783,075
2,209,100	ON*Media Corp.*(b) (Media)	17,680,468
34,556	Samsung Electronics Co. Ltd. (Semiconductors & Semiconductor Equipment)	21,783,753
122,778	Samsung Electronics Co. Ltd. Preference Shares (Semiconductors & Semiconductor Equipment)	57,628,164
659,340	Woongjin Coway Co. Ltd. (Consumer Durables & Apparel)	20,732,801

		291,470,111

Taiwan – 10.1%
18,998,278	Advanced Semiconductor Engineering, Inc. (Semiconductors & Semiconductor Equipment)	18,780,569
21,408,973	AU Optronics Corp. (Technology Hardware & Equipment)	31,229,253
30,213,000	Chinatrust Financial Holding Co. Ltd.* (Banks)	22,723,664
15,224,000	Far EasTone Telecommunications Co. Ltd. (Telecommunication Services)	18,341,287
1,688,700	High Tech Computer Corp. (Technology Hardware & Equipment)	22,940,894
3,835,603	HON HAI Precision Industry Co. Ltd. (Technology Hardware & Equipment)	28,465,124
33,405,475	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	63,424,342

		205,905,133

Thailand – 2.3%
9,609,500	Siam Commercial Bank PCL (Banks)	22,406,296
10,485,200	Thai Oil PCL (Energy)	25,003,648

		47,409,944

Turkey – 1.3%
3,609,930	Turkcell Iletisim Hizmet AS (Telecommunication Services)	26,227,595

TOTAL COMMON STOCKS
(Cost $1,567,538,612)		$1,922,572,664

		Maturity
Shares	Description	Date	Value
Equity-Linked Notes – 2.2%

India – 1.1%
1,818,619	Indiabulls Real Estate Ltd. (JP Morgan International Derivatives Ltd.) (Real Estate)	05/22/12	$22,017,568

Taiwan – 1.1%
72,853,479	ProMOS Technologies, Inc. (Citigroup Global Markets)(b) (Semiconductors & Semiconductor Equipment)	01/20/10	22,500,588

TOTAL EQUITY-LINKED NOTES
(Cost $51,409,548)			$44,518,156

Shares	Description	Value
Exchange Traded Fund – 2.3%

Other – 2.3%
353,752	iShares MSCI Emerging Markets Index Fund(a)	$47,385,080
(Cost $48,423,525)

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Expiration
Units	Description	Month	Value
Right* – 0.0%

Thailand – 0.0%
91,200	True Corp. PCL(b) (Telecommunication Services)	04/08	$—
(Cost $0)

Principal	Interest	Maturity
Amount	Rate	Date	Value
Short-Term Obligation – 1.7%

JPMorgan Chase Euro – Time Deposit
$33,972,358	4.928%	09/04/07	$33,972,358
(Cost $33,972,358)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $1,701,344,043)			$2,048,448,258

	Interest
Shares	Rate	Value
Securities Lending Collateral(c) – 6.4%

Boston Global Investment Trust – Enhanced Portfolio
130,945,525	5.523%	$130,945,525
(Cost $130,945,525)

TOTAL INVESTMENTS – 107.2%
(Cost $1,832,289,568)		$2,179,393,783

LIABILITIES IN EXCESS OF OTHER ASSETS – (7.2)%		(146,846,888)

NET ASSETS – 100.0%		$2,032,546,895

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $134,685,720, which represents approximately 6.6% of net assets as of August 31, 2007.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at August 31, 2007.

Investment Abbreviations:
ADR	—	American Depositary Receipt
COP	—	Certificate of Participation
GDR	—	Global Depositary Receipt

As a % of
Net Assets
Investments Industry Classifications†

Automobiles & Components	1.4%
Banks	17.6
Capital Goods	1.1
Consumer Durables & Apparel	2.0
Consumer Services	1.1
Diversified Financials	2.6
Energy	15.9
Exchange Traded Fund	2.3
Food & Staples Retailing	3.7
Food, Beverage & Tobacco	1.4
Materials	13.7
Media	1.8
Real Estate	2.1
Retailing	0.8
Semiconductors & Semiconductor Equipment	9.1
Short-term Investments#	8.1
Software & Services	2.7
Technology Hardware & Equipment	4.1
Telecommunication Services	10.0
Transportation	3.4
Utilities	2.3

TOTAL INVESTMENTS	107.2%

†	Industry concentrations greater than one-tenth of one percent are disclosed.

#	Short-term investments include a short-term obligation and securities lending collateral.
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ASIA EQUITY FUND
Schedule of Investments
August 31, 2007

Shares	Description	Value
Common Stocks – 96.0%

China – 9.1%
3,691,000	China Construction Bank Corp. Class H (Banks)	$3,098,540
2,182,625	China COSCO Holdings Co. Ltd. Class H (Transportation)	5,100,220
989,500	China Merchants Bank Co. Ltd. Class H (Banks)	3,721,900
1,127,500	China Shenhua Energy Co. Ltd. Class H (Energy)	4,900,027
1,475,500	Fosun International* (Materials)	2,304,744

		19,125,431

Hong Kong – 18.2%
8,062,000	China Grand Forestry Resources Group Ltd.* (Materials)	2,790,009
557,000	China Insurance International Holdings Co. Ltd.* (Insurance)	1,383,001
653,000	China Mobile Ltd. (Telecommunication Services)	8,876,777
1,590,000	China Overseas Land & Investment Ltd. (Real Estate)	3,311,057
3,716,000	CNOOC Ltd. (Energy)	4,559,676
461,600	Esprit Holdings Ltd. (Retailing)	6,705,433
2,035,000	Huabao International Holdings Ltd. (Retailing)	1,773,227
356,500	Kerry Properties Ltd. (Real Estate)	2,623,326
1,647,000	Pacific Basin Shipping Ltd. (Transportation)	2,954,998
2,288,000	Peace Mark Holdings Ltd. (Consumer Durables & Apparel)	3,405,305

		38,382,809

India – 8.8%
211,415	Axis Bank Ltd. (Banks)	3,279,921
166,322	Indiabulls Financial Services Ltd. (Diversified Financials)	2,186,185
790,258	Infrastructure Development Finance Co. Ltd. (Diversified Financials)	2,425,753
147,499	Reliance Industries Ltd. (Energy)	7,084,804
1,655,002	Spice Communications Ltd.* (Telecommunication Services)	2,162,131
80,918	Tata Steel Ltd. (Materials)	1,437,674

		18,576,468

Indonesia – 6.1%
1,591,500	PT Astra International Tbk (Automobiles & Components)	3,026,214
4,532,000	PT Bank Rakyat Indonesia (Banks)	3,016,341
5,614,000	PT Medco Energi Internasional Tbk (Energy)	2,335,630
3,821,500	PT Telekomunikasi Indonesia Tbk (Telecommunication Services)	4,467,244

		12,845,429

Malaysia – 2.2%
740,000	Bumiputra-Commerce Holdings Berhad (Banks)	2,336,035
2,121,000	Resorts World Berhad (Consumer Services)	2,317,942

		4,653,977

Pakistan – 1.5%
637,157	MCB Bank Ltd. (Banks)	3,275,966

Philippines – 1.0%
5,486,300	Robinsons Land Corp. (Real Estate)	2,117,647

Singapore – 8.4%
1,080,000	Cosco Corp. (Singapore) Ltd. (Transportation)	3,575,853
1,046,000	Hyflux Ltd. (Capital Goods)	1,808,006
4,342,000	Macquarie International Infrastructure Fund Ltd. (Diversified Financials)	3,049,230
1,361,000	Olam International Ltd. (Food & Staples Retailing)	2,697,253
424,000	Singapore Exchange Ltd. (Diversified Financials)	2,716,408
289,000	United Overseas Bank Ltd. (Banks)	3,949,416

		17,796,166

South Korea – 21.1%
75,720	Daewoo Shipbuilding & Marine Engineering Co. Ltd. (Capital Goods)	4,520,942
82,560	Dongkuk Steel Mill Co. Ltd. (Materials)	3,797,278
107,703	Hana Financial Group, Inc. (Banks)	5,093,427
12,921	Hanmi Pharm Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	2,107,179
5,280	Hyundai Heavy Industries (Machinery)	2,080,582
70,043	Kookmin Bank (Banks)	5,681,841
171,500	Korean Reinsurance Co. (Insurance)	2,326,472
48,680	LG Electronics, Inc. (Consumer Durables & Apparel)	3,734,993
84,040	LG Petrochemical Co. Ltd. (Materials)	4,065,750
1,310	POSCO (Materials)	801,697
3,064	Samsung Electronics Co. Ltd. (Semiconductors & Semiconductor Equipment)	1,931,515
5,800	Samsung Electronics Co. Ltd. Preference Shares (Semiconductors & Semiconductor Equipment)	2,722,339

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ASIA EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)

South Korea – (continued)
50,670	Samsung Engineering Co. Ltd. (Capital Goods)	$5,832,355

		44,696,370

Taiwan – 16.5%
1,789,189	AU Optronics Corp. (Technology Hardware & Equipment)	2,609,889
3,778,000	Chinatrust Financial Holding Co. Ltd.* (Banks)	2,841,492
1,600,774	CHIPBOND Technology Corp. (Semiconductors & Semiconductor Equipment)	2,041,771
237,800	High Tech Computer Corp. (Technology Hardware & Equipment)	3,230,500
1,008,957	HON HAI Precision Industry Co. Ltd. (Technology Hardware & Equipment)	7,487,763
367,075	MediaTek, Inc. (Semiconductors & Semiconductor Equipment)	6,204,592
248,850	Richtek Technology Corp. (Semiconductors & Semiconductor Equipment)	2,737,159
2,790,956	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	5,298,968
1,397,220	Zyxel Communications Corp. (Technology Hardware & Equipment)	2,430,083

		34,882,217

Thailand – 3.1%
1,067,200	Siam Commercial Bank PCL (Banks)	2,488,371
1,720,700	Thai Oil PCL (Energy)	4,103,286

		6,591,657

TOTAL COMMON STOCKS
(Cost $159,319,258)		$202,944,137

		Maturity
Shares	Description	Date	Value
Equity Linked Note – 0.4%

Pakistan – 0.4%
165,521	MCB Bank Ltd. (Citigroup Global Markets)(a) (Banks)	01/20/10	$849,932
(Cost $573,968)

		Expiration
Units	Description	Month	Value
Warrant* – 0.0%

Hong Kong – 0.0%
161,166	China Overseas Land & Investment Ltd.(a) (Real Estate)	08/08	$78,540
(Cost $0)

Right* – 0.0%

Thailand – 0.0%
198,411	True Corp. PCL(a) (Telecommunication Services)	04/08	$—
(Cost $0)

Principal	Interest	Maturity
Amount	Rate	Date	Value
Short-Term Obligation – 2.0%

JPMorgan Chase Euro – Time Deposit
$4,153,255	4.928%	09/04/07	$4,153,255
(Cost $4,153,255)

TOTAL INVESTMENTS – 98.4%
(Cost $164,046,481)			$208,025,864

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.6%			3,301,298

NET ASSETS – 100.0%			$211,327,162

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $928,472, which represents approximately 0.4% of net assets as of August 31, 2007.
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ASIA EQUITY FUND
Schedule of Investments (continued)
August 31, 2007

As a % of
Net Assets
Investments Industry Classifications†

Automobiles & Components	1.4%
Banks	18.8
Capital Goods	6.7
Consumer Durables & Apparel	3.3
Consumer Services	1.1
Diversified Financials	4.9
Energy	10.9
Food & Staples Retailing	1.3
Insurance	1.8
Materials	7.2
Pharmaceuticals, Biotechnology & Life Sciences	1.0
Real Estate	3.8
Retailing	4.0
Semiconductors & Semiconductor Equipment	9.9
Short-term Investment	2.0
Technology Hardware & Equipment	7.5
Telecommunication Services	7.3
Transportation	5.5

TOTAL INVESTMENTS	98.4%

†	Industry concentrations greater than one-tenth of one percent are disclosed.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BRIC FUND
Schedule of Investments
August 31, 2007

Shares	Description	Value
Common Stocks – 90.3%

Brazil – 24.5%
364,600	Banco do Estado do Rio Grande do Sul*(b) (Banks)	$5,993,043
417,998	Companhia Vale do Rio Doce ADR (Materials)	20,619,841
53,800	Companhia Vale do Rio Doce Preference A Shares (Materials)	2,237,553
383,609	GVT Holding SA* (Telecommunication Services)	7,429,736
366,724	Iguatemi Empresa de Shopping Centers SA (Real Estate)	5,439,179
250,340	Lupatech SA (Capital Goods)	5,314,302
495,901	NET Servicos de Comunicacao SA Preference Shares* (Media)	7,393,019
229,000	Petroleo Brasileiro SA ADR Preference Shares (Energy)	12,189,670
403,361	Santos-Brasil SA (Transportation)	5,499,443
609	Telemig Celular SA Preference G Shares*(b) (Telecommunication Services)	263,835
232,514	Tim Participacoes SA ADR(a) (Telecommunication Services)	8,207,744
96,255	Unibanco-Uniao de Bancos Brasileiros SA GDR (Banks)	10,740,133

		91,327,498

China – 19.2%
18,694,000	China Construction Bank Corp. Class H (Banks)	15,693,337
4,892,000	China COSCO Holdings Co. Ltd. Class H (Transportation)	11,431,316
5,516,000	China Petroleum and Chemical Corp. (Sinopec) Class H (Energy)	6,075,260
3,144,000	China Shipping Development Co. Ltd. Class H (Transportation)	9,504,020
12,364,000	Huadian Power International Co. Class H (Utilities)	7,124,717
10,562,000	PetroChina Co. Ltd. Class H (Energy)	15,441,421
5,970,500	Shui On Land Ltd. (Real Estate)	6,322,063

		71,592,134

Hong Kong – 6.5%
1,777,500	China Mobile Ltd. (Telecommunication Services)	24,163,049

India – 18.7%
132,481	AIA Engineering Ltd. (Capital Goods)	4,612,412
267,586	GVK Power & Infrastructure Ltd. (Utilities)	3,546,183
432,887	ICICI Bank Ltd. (Banks)	9,437,110
571,936	Indiabulls Financial Services Ltd.(b) (Diversified Financials)	7,517,693
149,438	Indiabulls Real Estate Ltd.*(b) (Real Estate)	1,808,660
250,455	Infosys Technologies Ltd. (Software & Services)	11,390,397
18,702	Infosys Technologies Ltd. ADR (Software & Services)	892,273
2,356,786	Ishaan Real Estate PLC* (Real Estate)	4,590,636
313,368	Peninsula Land Ltd. (Consumer Durables & Apparel)	3,724,134
315,248	Reliance Industries Ltd. (Energy)	15,142,273
665,523	Satyam Computer Services Ltd. (Software & Services)	7,304,041

		69,965,812

Russia – 21.4%
250,294	LUKOIL ADR (Energy)	18,546,785
51,560	Magnitogorsk Iron & Steel Works GDR (Materials)	739,886
344,500	Magnitogorsk Iron & Steel Works GDR(b) (Materials)	4,943,575
491,942	OAO Gazprom ADR(a) (Energy)	20,563,176
93,728	OAO Open Investments GDR* (Real Estate)	3,339,060
72,790	Pharmstandard* (Pharmaceuticals, Biotechnology & Life Sciences)	4,039,845
1,676,302	Raspadskaya (Materials)	4,970,236
4,012,293	Sberbank RF (Banks)	15,382,654
224,237	X 5 Retail Group NV GDR* (Food & Staples Retailing)	7,545,990

		80,071,207

TOTAL COMMON STOCKS
(Cost $280,346,411)		$337,119,700

		Maturity
Shares	Description	Date	Value
Equity-Linked Notes – 4.2%

China – 3.3%
1,342,066	China Merchants Bank Co. Ltd. (b) (Merrill Lynch International & Co.) (Banks)	01/05/09	$6,760,747
1,622,327	Xiamen King Long Motor Co. Ltd. (Calyon Financial Products)(b) (Capital Goods)	07/12/10	5,696,572

			12,457,319

India – 0.9%
267,588	Indiabulls Real Estate Ltd. (JP Morgan International Derivatives Ltd.) (Real Estate)	05/22/12	3,239,621

TOTAL EQUITY-LINKED NOTES
(Cost $11,916,597)			$15,696,940

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BRIC FUND
Statement of Investments (continued)
August 31, 2007

Principal	Interest	Maturity
Amount	Rate	Date	Value
Short-Term Obligation – 4.6%

JPMorgan Chase Euro – Time Deposit
$17,242,350	4.928%	09/04/07	$17,242,350
(Cost $17,242,350)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $309,505,358)			$370,058,990

	Interest
Shares	Rate	Value
Securities Lending Collateral(c) – 4.4%

Boston Global Investment Trust – Enhanced Portfolio
16,374,750	5.523%	$16,374,750
(Cost $16,374,750)

TOTAL INVESTMENTS – 103.5%
(Cost $325,880,108)		$386,433,740

LIABILITIES IN EXCESS OF OTHER ASSETS – (3.5)%		(13,044,153)

NET ASSETS – 100.0%		$373,389,587

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of this security is on loan.

(b)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $32,984,125 which represents approximately 8.8% of net assets as of August 31, 2007.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at August 31, 2007.

Investment Abbreviations:
ADR	—	American Depositary Receipt
COP	—	Certificate of Participation
GDR	—	Global Depositary Receipt

As a % of
Net Assets
Investments Industry Classifications†

Banks	17.1%
Capital Goods	4.2
Consumer Durables & Apparel	1.0
Diversified Financials	2.0
Energy	23.6
Food & Staples Retailing	2.0
Materials	9.0
Media	2.0
Pharmaceuticals, Biotechnology & Life Sciences	1.1
Real Estate	6.6
Short-term Investments#	9.0
Software & Services	5.2
Telecommunication Services	10.7
Transportation	7.1
Utilities	2.9

TOTAL INVESTMENTS	103.5%

†	Industry concentrations greater than one-tenth of one percent are disclosed.

#	Short-term investments include a short-term obligation and securities lending collateral.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BRIC FUND

ADDITIONAL INVESTMENT INFORMATION
FUTURES CONTRACT — At August 31, 2007, the following futures contract was open:

	Number of	Settlement	Notional	Unrealized
Type	Contracts Long	Month	Value	Gain

H-Shares Index	147	September 2007	$13,420,620	$215,975

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CONCENTRATED EMERGING MARKETS EQUITY FUND
Schedule of Investments
August 31, 2007

Shares	Description	Value
Common Stocks – 86.4%

Brazil – 11.0%
18,190	Companhia Vale do Rio Doce ADR Preference A Shares (Materials)	$759,433
5,500	Petroleo Brasileiro SA ADR Preference Shares (Energy)	292,765
8,002	Tim Participacoes SA ADR Preference Shares (Telecommunication Services)	282,471
2,825	Unibanco-Uniao de Bancos Brasileiros SA GDR (Banks)	315,213

		1,649,882

China – 11.7%
656,000	China Construction Bank Corp. Class H (Banks)	550,702
144,000	China COSCO Holdings Co. Ltd. Class H (Transportation)	336,490
88,000	China Shipping Development Co. Ltd. Class H (Transportation)	266,016
174,000	Huaneng Power International, Inc. Class H (Utilities)	201,008
276,000	PetroChina Co. Ltd. Class H (Energy)	403,506

		1,757,722

Egypt – 1.8%
4,683	Orascom Telecom Holding SAE GDR (Telecommunication Services)	270,677

Hungary – 1.8%
2,900	OTP Bank Nyrt GDR (Banks)	277,240

Israel – 1.4%
43,285	Bank Hapoalim BM (Banks)	206,290

Malaysia – 1.2%
62,800	Tenaga Nasional Berhad (Utilities)	180,631

Mexico – 7.7%
7,600	America Movil SAB de CV ADR Series L (Telecommunication Services)	459,496
11,679	Cemex SAB de CV ADR* (Materials)	377,115
92,254	Wal-Mart de Mexico SAB de CV Series V (Food & Staples Retailing)	328,194

		1,164,805

Pakistan – 1.5%
11,209	MCB Bank Ltd. GDR (Banks)	230,525

Russia – 14.1%
18,007	Gazprom OAO ADR (Energy)	752,693
5,746	LUKOIL ADR (Energy)	425,779
139,813	Sberbank RF (Banks)	536,026
12,149	X5 Retail Group NV GDR (Food & Staples Retailing)	408,836

		2,123,334

South Africa – 10.9%
11,771	ABSA Group Ltd. (Banks)	214,767
1,800	Anglo Platinum Ltd. (Materials)	240,704
86,347	FirstRand Ltd. (Diversified Financials)	282,751
9,500	Sasol Ltd. (Energy)	383,516
9,322	Telkom SA Ltd. (Telecommunication Services)	230,436
10,820	Tiger Brands Ltd. (Food, Beverage & Tobacco)	284,485

		1,636,659

South Korea – 9.8%
3,983	Kookmin Bank ADR (Banks)	324,415
3,200	POSCO ADR (Materials)	490,592
100	Samsung Electronics Co. Ltd. GDR Preference Shares (Semiconductors & Semiconductor Equipment)	23,200
2,700	Samsung Electronics Co. Ltd. GDR (Semiconductors & Semiconductor Equipment)	632,340

		1,470,547

Taiwan – 11.9%
18,800	Advanced Semiconductor Engineering, Inc. ADR (Semiconductors & Semiconductor Equipment)	94,000
179,893	Advanced Semiconductor Engineering, Inc. (Semiconductors & Semiconductor Equipment)	177,832
185,344	AU Optronics Corp. (Technology Hardware & Equipment)	270,361
264,000	Chinatrust Financial Holding Co. Ltd.* (Banks)	198,558
50,400	HON HAI Precision Industry Co. Ltd. (Technology Hardware & Equipment)	374,033
469,000	ProMOS Technologies, Inc. (Semiconductors & Semiconductor Equipment)	144,849
275,000	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	522,121

		1,781,754

Turkey – 1.6%
32,181	Turkcell Iletisim Hizmet AS (Telecommunication Services)	233,808

TOTAL COMMON STOCKS
(Cost $12,870,498)		$12,983,874

		Maturity
Shares	Description	Date	Value
Equity-Linked Notes – 11.9%

India – 3.3%
6,732	Infosys Technologies Ltd. (Citigroup Global Markets) (Software & Services)	01/19/09	$306,163

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CONCENTRATED EMERGING MARKETS EQUITY FUND

		Maturity
Shares	Description	Date	Value
Equity-Linked Notes – (continued)

India – (continued)
18,234	Satyam Computer Services Ltd. (Citigroup Global Markets) (Software & Services)(b)	01/19/09	$200,116

			506,279

South Korea – 8.4%
9,388	Daewoo Engineering & Construction Co. Ltd. (Deutsche Banc AG) (Capital Goods)	07/13/17	268,535
7,052	Hyundai Motor Co. (Citigroup Global Markets) (Automobiles & Components)	01/17/12	280,589
3,198	LG Chemical Ltd. (JP Morgan International Derivatives Ltd.) (Materials)	01/11/08	332,775
7,928	Reliance Industry (UBS AG London) (Energy)	07/19/10	380,805

			1,262,704

Taiwan – 0.2%
94,000	ProMOS Technologies, Inc. (Citigroup Global Markets) (Semiconductors & Semiconductor Equipment)	01/20/10	29,032

TOTAL EQUITY-LINKED NOTES
(Cost $1,828,914)			$1,798,015

Shares	Description	Value
Exchange Traded Fund – 2.0%

Other – 2.0%
2,248	iShares MSCI Emerging Markets Index Fund(a)	$301,120
(Cost $288,573)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $14,987,985)		$15,083,009

	Interest
Shares	Rate	Value
Securities Lending Collateral(c) – 1.8%

Boston Global Investment Trust – Enhanced Portfolio
266,500	5.523%	$266,500
(Cost $266,500)

TOTAL INVESTMENTS – 102.1%
(Cost $15,254,485)		$15,349,509

LIABILITIES IN EXCESS OF OTHER ASSETS — (2.1%)		(322,260)

NET ASSETS — 100.0%		$15,027,249

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $200,116 which represents approximately 1.3% of net assets as of August 31, 2007.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at August 31, 2007.

Investment Abbreviations:
ADR	—	American Depositary Receipt
COP	—	Certificate of Participation
GDR	—	Global Depositary Receipt

As a % of
Net Assets
Investments Industry Classifications†

Automobiles & Components	1.9%
Banks	19.0
Capital Goods	1.8
Diversified Financials	1.9
Energy	17.5
Exchange Traded Fund	2.0
Food & Staples Retailing	4.9
Food, Beverage & Tobacco	1.9
Materials	14.6
Semiconductors & Semiconductor Equipment	10.8
Short-term Investment#	1.8
Software & Services	3.4
Technology Hardware & Equipment	4.3
Telecommunication Services	9.8
Transportation	4.0
Utilities	2.5

TOTAL INVESTMENTS	102.1%

†	Industry concentrations greater than one-tenth of one percent are disclosed.

#	Short-term investment includes securities lending collateral.
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS
Statements of Assets and Liabilities
August 31, 2007

Concentrated
International
Equity Fund(a)

Assets:

Investment in securities, at fair value (identified cost $504,203,814, $41,394,797, $191,443,939, $1,701,344,043, $164,046,481, $309,505,358 and $14,987,985, respectively)(b)	$576,639,093
Securities lending collateral, at value which equals cost	24,617,500
Cash	—
Foreign currency, at value (identified cost $0, $785,262, $173,964, $4,400,372, $1,589,679, $4,630 and $26,488, respectively)	—
Receivables:
Due from broker(c)	2,510,236
Dividends and interest, at value	708,797
Fund shares sold	152,362
Foreign tax reclaims, at value	55,122
Securities lending income	6,831
Investment securities sold, at value	1,526
Due from Custodian	—
Reimbursement from investment adviser	—
Deferring offering costs	—
Other assets	2,649

Total assets	604,694,116

Liabilities:

Due to Custodian — U.S. Dollar	211,091
Due to Custodian — Foreign currency, at value (identified cost $709,466)	700,119
Payables:
Payable upon return of securities loaned	24,617,500
Investment securities purchased, at value	8,980,473
Fund shares repurchased	904,242
Amounts owed to affiliates	673,253
Unrealized foreign capital gains taxes	—
Accrued expenses and other liabilities	238,639

Total liabilities	36,325,317

Net Assets:

Paid-in capital	897,251,232
Accumulated undistributed (distributions in excess of) net investment income	6,599,132
Accumulated net realized gain (loss) on investments, futures and foreign currency related transactions	(407,185,255)
Net unrealized gain on investments and translation of assets and liabilities denominated in foreign currencies	71,703,690

NET ASSETS	$568,368,799

Net Assets:
Class A	$400,975,786
Class B	12,533,861
Class C	29,243,746
Institutional	124,229,093
Service	1,386,313

Shares outstanding:
Class A	16,678,788
Class B	540,516
Class C	1,289,227
Institutional	5,046,897
Service	57,354

Total shares outstanding, $0.001 par value (unlimited number of shares authorized)	23,612,782

Net asset value, offering and redemption price per share:(d)
Class A	$24.04
Class B	23.19
Class C	22.68
Institutional	24.61
Service	24.17

(a)	Effective December 26, 2006, the International Equity Fund changed its name to the Concentrated International Equity Fund.
(b)	Includes loaned securities having market value of $23,391,411, $293,070, $16,778,611, $131,328,856, $0, $16,448,300 and $267,900, respectively.
(c)	Includes restricted cash of $2,298,732, $475,396, $4,224,091 and $100,885 for the Concentrated International Equity, International Small Cap, BRIC and Concentrated Emerging Markets Equity Funds respectively, relating to initial margin requirements and collateral on futures transactions.
(d)	Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares of Concentrated International Equity, Japanese Equity, International Small Cap, Emerging Markets Equity, Asia Equity, BRIC and Concentrated Emerging Markets Equity Funds is $25.44, $12.51, $22.41, $28.30, $23.42, $17.24 and $10.61. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

					Concentrated
Japanese	International	Emerging Markets	Asia		Emerging Markets
Equity Fund	Small Cap Fund	Equity Fund	Equity Fund	BRIC Fund	Equity Fund

$47,262,488	$218,371,193	$2,048,448,258	$208,025,864	$370,058,990	$15,083,009
308,550	17,363,884	130,945,525	—	16,374,750	266,500
—	—	168,553	76,850	616	96,602
788,236	174,340	4,419,878	1,596,098	5,736	26,493
—	475,396	—	—	4,440,066	100,885
25,325	272,556	6,300,264	632,225	422,905	31,648
10,045	594,376	3,908,193	104,576	5,762,456	—
—	12,598	—	5,873	—	—
327	18,579	126,874	26	5,985	282
1,527	3,744,230	14,959,745	3,549,148	—	87,300
124,847	—	—	—	973,481	—
31,988	113,443	—	11,802	—	43,028
—	—	—	—	—	99,945
301	1,044	5,673	736	321	—

48,553,634	241,141,639	2,209,282,963	214,003,198	398,045,306	15,835,692

—	2,650,178	9,939,464	—	—	—
—	—	—	—	—	—
308,550	17,363,884	130,945,525	—	16,374,750	266,500
125,728	1,188,447	656,329	1,428,730	7,077,700	11,361
194,828	448,563	29,723,892	436,198	167,044	330,209
58,854	262,148	2,334,663	228,272	558,676	14,351
—	21,658	2,114,628	319,601	262,780	—
124,691	240,960	1,021,567	263,235	214,769	186,022

812,651	22,175,838	176,736,068	2,676,036	24,655,719	808,443

55,928,802	276,268,586	1,486,843,006	170,132,071	302,347,138	15,006,389
(374,541)	1,356,100	2,613,688	1,307,727	60,494	22,439
(13,683,524)	(85,565,828)	198,053,620	(3,777,572)	10,478,119	(96,707)
5,870,246	26,906,943	345,036,581	43,664,936	60,503,836	95,128

$47,740,983	$218,965,801	$2,032,546,895	$211,327,162	$373,389,587	$15,027,249

$27,890,512	$105,434,969	$671,311,216	$128,224,412	$250,209,004	$119,421
1,793,455	4,565,526	16,573,622	3,315,366	—	—
4,969,984	8,680,949	28,345,330	6,313,831	91,085,125	19,454
13,084,835	99,069,166	1,312,612,878	73,473,553	32,095,458	14,888,374
2,197	1,215,191	3,703,849	—	—	—

2,359,554	4,978,718	25,100,579	5,794,889	15,358,092	11,903
159,499	223,724	647,220	156,930	—	—
443,294	428,306	1,106,339	300,583	5,643,095	1,943
1,063,007	4,515,668	47,024,921	3,152,660	1,960,787	1,485,063
184	57,589	139,895	—	—	—

4,025,538	10,204,005	74,018,954	9,405,062	22,961,974	1,498,909

$11.82	$21.18	$26.74	$22.13	$16.29	$10.03
11.24	20.41	25.61	21.13	—	—
11.21	20.27	25.62	21.01	16.14	10.01
12.31	21.94	27.91	23.31	16.37	10.03
11.94	21.10	26.48	—	—	—

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS
Statements of Operations
For the Year Ended August 31, 2007

Concentrated
International
Equity Fund(a)

Investment Income:

Dividends(b)	$13,829,490
Interest (including securities lending income of $741,440, $4,769, $192,503, $1,102,515, $234, $14,004 and $455, respectively)	1,273,200

Total investment income	15,102,690

Expenses:

Management fees	5,880,942
Distribution and Service fees(c)	1,463,407
Transfer Agent fees(c)	925,772
Custody and accounting fees	257,210
Registration fees	87,874
Printing fees	77,451
Shareholder meeting proxy expense	69,329
Professional fees	57,770
Trustee fees	15,200
Service share fees — Service Plan	3,397
Service share fees — Shareholder Administration Plan	3,396
Amortization of offering costs	—
Other	87,772

Total expenses	8,929,520

Less — expense reductions	(32,253)

Net expenses	8,897,267

NET INVESTMENT INCOME (LOSS)	6,205,423

Realized and unrealized gain (loss) on investment, futures and foreign currency related transactions:

Net realized gain (loss) from:
Investment transactions	93,001,588
Futures transactions	(194,065)
Foreign currency related transactions	421,577
Payment by affiliates relating to certain investment transactions	—
Net Change in unrealized gain (loss) on:
Investments (including the effects of a decrease on the foreign capital gains tax liability of $0, $0, $(21,658), $(1,053,816), $(297,517), $(262,780) and $0, respectively)	(17,200,948)
Futures transactions	(736,330)
Translation of assets and liabilities denominated in foreign currencies	(29,904)

Net realized and unrealized gain (loss) on investments, futures and foreign currency related transactions:	75,261,918

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$81,467,341

(a)	Effective December 26, 2006, the International Equity Fund changed its name to the Concentrated International Equity Fund.
(b)	Foreign taxes withheld on dividends were $1,711,055, $46,398, $357,638, $2,566,713, $385,629, $19,223 and $4,438, respectively.
(c)	Class specific Distribution and Service and Transfer Agent fees were as follows:

	Distribution and Service Fees			Transfer Agent Fees

Fund	Class A	Class B	Class C	Class A	Class B	Class C	Institutional	Service

Concentrated International Equity	$1,046,709	$141,131	$275,567	$795,503	$26,815	$52,358	$50,553	$543
Japanese Equity	81,141	23,324	53,319	61,668	4,431	10,131	5,936	90
International Small Cap	279,353	48,110	86,721	212,310	9,141	16,477	41,449	416
Emerging Markets Equity	1,364,956	146,477	255,924	1,037,373	27,831	48,626	389,690	737
Asia Equity	275,254	32,263	47,205	209,194	6,130	8,969	22,809	—
BRIC	272,050	—	360,524	206,759	—	68,500	8,160	—
Concentrated Emerging Markets Equity	43	—	27	33	—	5	922	—

(d)	Commenced operations on June 29, 2007.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

					Concentrated
Japanese	International	Emerging Markets	Asia		Emerging Markets
Equity Fund	Small Cap Fund	Equity Fund	Equity Fund	BRIC Fund	Equity Fund(d)

$615,382	$3,465,834	$30,378,817	$3,430,878	$1,867,298	$54,402
23,719	305,969	2,442,059	155,005	566,207	11,833

639,101	3,771,803	32,820,876	3,585,883	2,433,505	66,235

551,852	2,528,741	18,736,243	1,750,692	2,148,540	26,745
157,784	414,184	1,767,357	354,722	632,574	70
82,256	279,793	1,504,257	247,102	283,419	960
112,345	203,668	1,938,623	416,402	224,546	16,945
70,084	81,606	123,783	70,500	70,023	1,355
34,822	50,155	127,618	42,123	77,417	6,270
13,447	16,950	37,576	16,207	26,491	—
60,124	61,249	65,576	61,968	70,960	42,463
15,200	15,200	15,200	15,200	15,200	2,540
562	2,599	4,608	—	—	—
562	2,598	4,608	—	—	—
—	—	—	—	113,171	20,055
18,509	109,502	120,960	25,842	23,914	3,644

1,117,547	3,766,245	24,446,409	3,000,758	3,686,255	121,047

(249,567)	(289,357)	(32,347)	(351,001)	(209,674)	(84,761)

867,980	3,476,888	24,414,062	2,649,757	3,476,581	36,286

(228,879)	294,915	8,406,814	936,126	(1,043,076)	29,949

4,256,417	37,824,835	205,175,824	19,951,981	9,246,874	(109,703)
—	353,453	—	—	2,564,769	12,996
34,317	79,154	(3,151,606)	(146,703)	(137,525)	(9,499)
—	—	116,892	—	—	—
(3,182,372)	(889,578)	249,636,763	42,024,981	59,800,316	95,024
—	(101,950)	—	—	215,975	—
14,784	4,645	61,637	16,268	(3,307)	104

1,123,146	37,270,559	451,839,510	61,846,527	71,687,102	(11,078)

$894,267	$37,565,474	$460,246,324	$62,782,653	$70,644,026	$18,871

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS
Statements of Changes in Net Assets

	Concentrated International
	Equity Fund(a)				Japanese Equity Fund

	For the		For the		For the		For the
	Year Ended		Year Ended		Year Ended		Year Ended
	August 31, 2007		August 31, 2006		August 31, 2007		August 31, 2006

From operations:

Net investment income (loss)	$6,205,423		$5,176,562		$(228,879)		$(340,219)
Net realized gain (loss) from investment, futures and foreign currency related transactions	93,229,100		59,745,333		4,290,734		9,098,313
Unrealized gain (loss) on investments and translation of assets and liabilities denominated in foreign currencies	(17,967,182)		12,499,797		(3,167,588)		3,236,246

Net increase in net assets resulting from operations	81,467,341		77,421,692		894,267		11,994,340

Distributions to shareholders:

From net investment income
Class A Shares	(2,824,408)		(2,485,442)		—		(319,752)
Class B Shares	—		—		—		(7,170)
Class C Shares	(32,578)		(43,839)		—		(9,248)
Institutional Shares	(1,297,678)		(746,955)		(12,037)		(113,669)
Service Shares	(9,947)		(3,123)		—		(2,511)
From net realized gains
Class A Shares	—		—		—		—
Class B Shares	—		—		—		—
Class C Shares	—		—		—		—
Institutional Shares	—		—		—		—
Service Shares	—		—		—		—

Total distributions to shareholders	(4,164,611)		(3,279,359)		(12,037)		(452,350)

From share transactions:

Proceeds from sales of shares	99,518,014		115,218,749		16,370,182		37,341,651
Proceeds received in connection with merger	—		44,036,707		—		—
Reinvestments of dividends and distributions	3,479,283		2,941,972		11,152		370,025
Cost of shares repurchased	(140,169,358	) (b)	(113,784,413	) (c)	(33,311,760	) (b)	(34,435,788	) (c)

Net increase (decrease) in net assets resulting from share transactions	(37,172,061)		48,413,015		(16,930,426)		3,275,888

TOTAL INCREASE (DECREASE)	40,130,669		122,555,348		(16,048,196)		14,817,878

Net assets:

Beginning of year	528,238,130		405,682,782		63,789,179		48,971,301

End of year	$568,368,799		$528,238,130		$47,740,983		$63,789,179

Accumulated undistributed (distribution in excess of) net investment income	$6,599,132		$5,550,835		$(374,541)		$(433,378)

(a)	Effective December 26, 2006, the International Equity Fund changed its name to the Concentrated International Equity Fund.
(b)	Net of $7,314, $9,609, $4,393, $18,477, $1,162 and $32,516 redemption fees remitted to the Concentrated International Equity, Japanese Equity, International Small Cap, Emerging Markets Equity, Asia Equity and BRIC Funds, respectively.
(c)	Net of $7,446, $20,567, $3,800, $32,857 and $7,025 redemption fees remitted to the Concentrated International Equity, Japanese Equity, International Small Cap, Emerging Markets Equity and Asia Equity Funds, respectively.
(d)	Commenced operations on June 30, 2006.
(e)	Commenced operations on June 29, 2007.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

																Concentrated
International				Emerging Markets				Asia								Emerging Markets
Small Cap Fund				Equity Fund				Equity Fund				BRIC Fund				Equity Fund

For the		For the		For the		For the		For the		For the		For the		For the		For the
Year Ended		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended		Period Ended		Period Ended
August 31, 2007		August 31, 2006		August 31, 2007		August 31, 2006		August 31, 2007		August 31, 2006		August 31, 2007		August 31, 2006(d)		August 31, 2007(e)

$294,915		$408,660		$8,406,814		$5,680,294		$936,126		$916,024		$(1,043,076)		$(12,753)		$29,949

38,257,442		16,722,478		202,141,110		6,684,758		19,805,278		31,793,588		11,674,118		32,098		(106,206)

(986,883)		5,438,597		249,698,400		60,589,646		42,041,249		(13,791,836)		60,012,984		490,852		95,128

37,565,474		22,569,735		460,246,324		72,954,698		62,782,653		18,917,776		70,644,026		510,197		18,871

(1,028,551)		(470,203)		(1,692,684)		(235,068)		(443,914)		(793,132)		—		—		—
—		—		—		—		—		(29,259)		—		—		—
(25,170)		—		—		—		—		(17,521)		—		—		—
(1,295,894)		(510,427)		(4,829,059)		(769,874)		(367,492)		(441,724)		—		—		—
(8,829)		(1,531)		—		—		—		—		—		—		—

—		—		(3,020,956)		(797,972)		—		—		(70,571)		—		—
—		—		(90,844)		(43,856)		—		—		—		—		—
—		—		(155,264)		(32,307)		—		—		(19,904)		—		—
—		—		(4,659,443)		(1,146,768)		—		—		(27,615)		—		—
—		—		(5,933)		(8,095)		—		—		—		—		—

(2,358,444)		(982,161)		(14,454,183)		(3,033,940)		(811,406)		(1,281,636)		(118,090)		—		—

47,293,344		90,512,443		1,081,014,136		826,155,134		54,282,164		49,893,205		328,536,241		17,978,215		15,537,190
—		—		—		—		—		—		—		—		—
1,809,769		778,640		11,365,959		2,914,467		745,600		1,192,005		112,116		—		—
(70,389,399	) (b)	(52,219,732	) (c)	(439,269,711	) (b)	(153,049,257	) (c)	(49,482,620	) (b)	(25,529,614	) (c)	(44,268,422	) (b)	(4,696	)(c)	(528,812	)(b)

(21,286,286)		39,071,351		653,110,384		676,020,344		5,545,144		25,555,596		284,379,935		17,973,519		15,008,378

13,920,744		60,658,925		1,098,902,525		745,941,102		67,516,391		43,191,736		354,905,871		18,483,716		15,027,249

205,045,057		144,386,132		933,644,370		187,703,268		143,810,771		100,619,035		18,483,716		—		—

$218,965,801		$205,045,057		$2,032,546,895		$933,644,370		$211,327,162		$143,810,771		$373,389,587		$18,483,716		$15,027,249

$1,356,100		$(51,780)		$2,613,688		$5,083,804		$1,307,727		$323,180		$60,494		$625		$22,439

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS
Notes to Financial Statements
August 31, 2007
1. ORGANIZATION
Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Concentrated International Equity Fund, Goldman Sachs Japanese Equity Fund, Goldman Sachs International Small Cap Fund, Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs Asia Equity Fund, Goldman Sachs BRIC Fund and the Goldman Sachs Concentrated Emerging Markets Equity Fund (collectively, the “Funds” or individually the “Fund”). Each Fund other than the BRIC and Concentrated Emerging Markets Equity Funds is a diversified portfolio of the Trust. Each Fund except the BRIC and Concentrated Emerging Markets Equity Funds is offering five classes of shares — Class A, Class B, Class C, Institutional and Service (Service Shares of Asia Equity Fund have not commenced operations, and the BRIC and Concentrated Emerging Markets Equity Funds offer three classes — Class A, Class C and Institutional).
     Class A shares of the Funds are sold with a front-end sales charge of up to 5.50%. Class B shares of the Funds are sold with a contingent deferred sales charge that declines from 5.00% to zero, depending upon the period of time the shares are held. Class C shares of the Funds are sold with a contingent deferred sales charge of 1.00% during the first 12 months. Institutional and Service Class shares of the Funds are not subject to a sales charge. Goldman, Sachs & Co. (“Goldman Sachs”) as distributor of the Funds receives such sales charges of which a certain portion may be retained. All share classes of the Funds charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. For this purpose, the Funds use a first-in first-out (“FIFO”) method so that shares held longest will be treated as being redeemed first and shares held shortest will be treated as being redeemed last.
     Effective December 26, 2006, the Goldman Sachs International Equity Fund changed its name to the Goldman Sachs Concentrated International Equity Fund.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.
A. Investment Valuation — Investments in equity securities traded on a foreign securities exchange are valued daily at fair value determined by an independent service (if available) under valuation procedures approved by the Board of Trustees consistent with applicable regulatory guidance. The independent service takes into account multiple factors including, but not limited to certain depositary receipts, futures contracts and foreign currency exchange rates. While the independent service may not take into account market or security specific information, under the valuation procedures these securities might also be fair valued by the adviser by taking into consideration market or security specific information, including, but not limited to, corporate actions or events, market disruptions or governmental actions. Investments in equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system or for investments in securities traded on a foreign securities exchange for which an independent fair value service is not available are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/dealer-supplied valuations or matrix pricing systems. The pricing services may use valuation models or matrix pricing, which considers yield or price with respect to comparable bonds, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value. Unlisted equity securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share on the valuation date. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available or are deemed not to reflect market value by the investment adviser are valued at fair value using methods approved by the Trust’s Board of Trustees.

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)
B. Security Transactions and Investment Income — Security transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. In addition, it is the Funds’ policy to accrue for estimated capital gains taxes on foreign securities held by the Funds, which are subject to such taxes.
     Net investment income (other than class specific expenses) and unrealized and realized gains or losses of the Funds are allocated daily, to each class of shares of the respective Fund, based upon the relative proportion of net assets of each class.
C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line and/or “pro-rata” basis depending upon the nature of the expense.
     Class A, Class B and Class C shareholders of the Funds bear all expenses and fees relating to their respective Distribution and Service Plans. Service Shares bear all expenses and fees relating to their Service and Shareholder Administration Plans. Each class of shares separately bears its respective class-specific Transfer Agency fees.
D. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (“the Code”) applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually. Net capital losses are carried forward to future years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gain distributions.
     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules, which may differ from generally accepted accounting principles. Therefore, the source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income or net realized gains, or as a tax return of capital.
E. Foreign Currency Translations — The books and records of the Funds are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.
     Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) gains and losses from the sale of investments (applicable to fixed income securities); (iii) currency gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iv) gains and losses from the difference between amounts of interest, dividends and foreign withholding taxes recorded and the amounts actually received. The effect of changes in foreign currency exchange rates on securities and derivative instruments are not segregated in the Statements of Operations from the effects of changes in market prices of those securities and derivative instruments, but are included with the net realized and unrealized gain (loss) on securities and derivative instruments. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases and decreases in unrealized gain (loss) on foreign currency related transactions.
F. Futures Contracts — The Funds may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Funds are required to segregate cash or securities equal to the minimum “initial margin” requirement of the associated futures exchange. Subsequent payments for futures contracts (“variation

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS
Notes to Financial Statements (continued)
August 31, 2007
2. SIGNIFICANT ACCOUNTING POLICIES (continued)
margin”) are paid or received by the Funds, dependent on the fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Funds realize a gain or loss which is reported in the Statements of Operations.
     The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. These risks may decrease the effectiveness of the Funds’ strategies and potentially result in a loss.
G. Offering Costs — Offering costs paid in connection with the offering of shares of the Concentrated Emerging Markets Equity Fund are amortized on a straight-line basis over 12 months from the date of the commencement of operations.
H. Redemption Fees — Redemption fees are reimbursed to the Funds and reflected as a reduction in share redemptions on the Statements of Changes in Net Assets. Redemption fees are credited to Paid-in capital and are allocated to each share class of the Funds on a pro-rata basis.
I. Segregation Transactions — The Funds may enter into derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, swap contracts, written options, when issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Funds are required to segregate liquid assets, with a current value equal to or greater than the market value of the corresponding transactions.
3. AGREEMENTS
A. Management Agreements — Goldman Sachs Asset Management International (“GSAMI”), an affiliate of Goldman Sachs, serves as the investment adviser pursuant to a Management Agreement (the “Agreement”) with the Trust on behalf of the Funds. Under the Agreement, GSAMI manages the Funds, subject to the general supervision of the Trust’s Board of Trustees.
     As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Funds’ business affairs, including providing facilities, GSAMI is entitled to a fee (“Management fee”) computed daily and payable monthly, equal to an annual percentage rate of each Fund’s average daily net assets.
     For the year ended August 31, 2007, GSAMI received a Management fee at the following rates:

	Contractual Management Rate
					Effective Net
	Up to	Next	Over	Effective	Management Rate
Fund	$1 billion	$1 billion	$2 billion	Rate	(after waiver)

Concentrated International Equity	1.00%	0.90%	0.86%	1.00%	1.00%

Japanese Equity	1.00	0.90	0.86	1.00	1.00

International Small Cap	1.10	1.10	0.99	1.10	1.10

Emerging Markets Equity	1.20	1.20	1.08	1.20	1.20

Asia Equity	1.00	0.90	0.86	1.00	1.00

BRIC	1.30	1.30	1.17	1.30	1.27 *

Concentrated Emerging Markets Equity	1.15	1.15	1.04	1.15	1.15

*	GSAMI voluntarily agreed to waive a portion of its management fee in order to achieve an effective rate of 1.27% as an annual percentage rate of average net assets of the BRIC Fund for the year ended August 31, 2007.
B. Distribution Agreement and Service Plan — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs and/or authorized dealers are entitled to a monthly fee for

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

3. AGREEMENTS (continued)
distribution services equal to, on an annual basis, 0.25%, 0.75% and 0.75% of the average daily net assets attributable to Class A, Class B and Class C Shares, respectively. Additionally, Goldman Sachs and/or authorized dealers are entitled to receive, under the Plans, a separate fee for personal and account maintenance services equal to, on an annual basis, 0.25% of the average daily net assets attributable to Class B and Class C Shares. The BRIC and Concentrated Emerging Markets Equity Funds participate in the Plan for Class A and Class C Shares only.
     Goldman Sachs serves as Distributor of the shares of the Funds pursuant to a Distribution Agreement. Goldman Sachs may retain a portion of the Class A sales load and Class B and Class C contingent deferred sales charges. During the period ended August 31, 2007, Goldman Sachs advised the Funds that it retained the following approximate amounts:

	Front End	Contingent Deferred
	Sales Load	Sales Charge

Fund	Class A	Class B	Class C

Concentrated International Equity	$44,500	$—	$3,400

Japanese Equity	4,600	—	—

International Small Cap	14,300	—	100

Emerging Markets Equity	63,000	500	100

Asia Equity	16,300	200	—

BRIC	498,200	—	1,200

C. Transfer Agency Agreement — Goldman Sachs also serves as the Transfer Agent of the Funds for a fee. Fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of average daily net assets for Class A, Class B and Class C Shares and 0.04% of average daily net assets for Institutional and Service Shares.
D. Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund (other than the BRIC and Concentrated Emerging Markets Equity Funds), has adopted a Service Plan and a Shareholder Administration Plan for Service Shares. These plans allow for Service Shares to compensate service organizations for providing varying levels of personal and account administration and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations in an amount equal to, on an annualized basis, 0.25% of the average daily net assets of the Service Shares.
E. Other Agreements —
     GSAMI has voluntarily agreed to limit certain “Other expenses” of the Funds (excluding Management fees, Distribution and Service fees, Transfer Agency fees and expenses, Service Share fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder proxy meeting and other extraordinary expenses exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAMI for prior fiscal year expense reimbursements, if any.
     The “Other Expenses” limitations for the Concentrated International Equity, Japanese Equity, International Small Cap, Emerging Markets Equity, Asia Equity, BRIC and Concentrated Emerging Markets Equity Funds as an annual percentage rate of average daily net assets are 0.104%, 0.114%, 0.104%, 0.354%, 0.164%, 0.264% and 0.354%, respectively.
     For the year ended August 31, 2007, GSAMI has voluntarily waived certain management fees and agreed to reimburse certain other expenses. In addition, the Funds have entered into certain offset arrangements with the transfer agent resulting in

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS
Notes to Financial Statements (continued)
August 31, 2007
3. AGREEMENTS (continued)
a reduction in the Funds’ expenses. For the year ended August 31, 2007, these expense reductions were as follows (in thousands):

			Fee Credits

	Management Fee	Other Expense	Transfer	Custody	Total Expense
Fund	Waiver	Reimbursement	Agent Fee	fee	Reductions

Concentrated International Equity	$—	$—	$29	$3	$32

Japanese Equity	—	247	3	—	250

International Small Cap	—	281	8	—	289

Emerging Markets Equity	—	—	31	1	32

Asia Equity	—	344	7	—	351

BRIC	50	156	4	—	210

Concentrated Emerging Markets Equity	—	85	—	—	85

     As of August 31, 2007, the amounts owed to affiliates of the Trust were as follows (in thousands):

	Management	Distribution and	Transfer
Fund	Fees	Service Fees	Agent Fees	Total

Concentrated International Equity	$478	$120	$75	$673

Japanese Equity	41	12	6	59

International Small Cap	205	34	23	262

Emerging Markets Equity	2,007	174	154	2,335

Asia Equity	170	34	24	228

BRIC	391	117	51	559

Concentrated Emerging Markets Equity	13	—	1	14

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

4. PORTFOLIO SECURITIES TRANSACTIONS
The cost of purchases and proceeds of sales and maturities of long-term securities for the year ended August 31, 2007, were as follows:

Fund	Purchases	Sales and Maturities

Concentrated International Equity	$556,092,732	$592,147,600

Japanese Equity	47,655,288	63,706,493

International Small Cap	197,591,714	217,057,584

Emerging Markets Equity	2,149,951,637	1,483,726,634

Asia Equity	223,685,850	221,351,527

BRIC	355,875,352	90,164,235

Concentrated Emerging Markets Equity	16,735,413	2,458,566

     For the year ended August 31, 2007, Goldman Sachs earned approximately $15,300, $20,200, $1,700, $1,200, $254,700, $5,000 and $700 of brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Concentrated International Equity, Japanese Equity, International Small Cap, Emerging Markets Equity, Asia Equity, BRIC and Concentrated Emerging Markets Equity Funds, respectively.
     During the year ended August 31, 2007, GSAMI voluntarily reimbursed the Emerging Markets Equity Fund $116,892 relating to incorrect settlement instructions for a foreign exchange contract.
5. SECURITIES LENDING
Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Boston Global Advisers (“BGA”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the loans are collateralized at all times with cash and/or securities with a market value at least equal to the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds bear the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.
     The Funds invest the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust, a Delaware statutory trust. The Enhanced Portfolio is exempt from registration under Section 3(c)(7) of the Act and is managed by Goldman Sachs Asset Management, L.P. (“GSAM”), for which GSAM receives an investment advisory fee of up to 0.10% of the average daily net assets of the Enhanced Portfolio. The Enhanced Portfolio invests in high quality money market instruments. The Funds bear the risk of incurring a loss from the investment of cash collateral due to either credit or market factors. Both the Funds and BGA receive compensation relating to the lending of the Funds’ securities. The amounts earned by the Funds for the year ended August 31, 2007, are reported parenthetically under Investment Income on the Statements of Operations.

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS
Notes to Financial Statements (continued)
August 31, 2007
5. SECURITIES LENDING (continued)
     The table below details securities lending activity as of, and for the year ended August 31, 2007:

		Earnings Received
	Earnings of BGA	by the Funds from	Amount Payable to
	Relating to Securities	Lending to	Goldman Sachs
	Loaned for	Goldman Sachs for	Upon Return of
	the Year Ended	the Year Ended	Securities Loaned as
Fund	August 31, 2007	August 31, 2007	of August 31, 2007

Concentrated International Equity	$87,148	$979	$—

Japanese Equity	656	850	—

International Small Cap	23,603	19,040	1,112,500

Emerging Markets Equity	132,467	121,563	5,463,250

Asia Equity	26	—	—

BRIC	1,716	—	—

Concentrated Emerging Markets Equity	51	—	—

6. LINE OF CREDIT FACILITY
The Funds participate in a $450,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other registered investment companies having management or investment advisory agreements with GSAMI and GSAM. Under the most restrictive arrangement under the facility, each Fund must own securities having a market value in excess of 300% of each Fund’s total bank borrowings. The facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate plus a spread. The committed facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. During the year ended August 31, 2007, the Funds did not have any borrowings under the facility.
7. TAX INFORMATION
The tax character of distributions paid during the fiscal year ended August 31, 2007 was as follows:

							Concentrated
	Concentrated			Emerging			Emerging
	International	Japanese	International	Markets	Asia		Markets
	Equity	Equity	Small Cap	Equity	Equity	BRIC	Equity

Distributions paid from:
Ordinary income	$4,164,611	$12,037	$2,358,444	$9,381,045	$811,406	$118,090	$—
Net long-term capital gains	—	—	—	5,073,138	—	—	—

Total taxable distributions	$4,164,611	$12,037	$2,358,444	$14,454,183	$811,406	$118,090	$—

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

7. TAX INFORMATION (continued)
     The tax character of distributions paid during the fiscal year ended August 31, 2006 was as follows:

							Concentrated
	Concentrated			Emerging			Emerging
	International	Japanese	International	Markets	Asia		Markets
	Equity	Equity	Small Cap	Equity	Equity	BRIC	Equity

Distributions paid from:
Ordinary income	$3,279,359	$452,350	$982,161	$1,004,942	$1,281,636	$—	$—
Net long-term capital gains	—	—	—	2,028,998	—	—	—

Total taxable distributions	$3,279,359	$452,350	$982,161	$3,033,940	$1,281,636	$—	$—

     As of August 31, 2007, the components of accumulated earnings (losses) on a tax basis were as follows:

							Concentrated
	Concentrated			Emerging			Emerging
	International	Japanese	International	Markets	Asia		Markets
	Equity	Equity	Small Cap	Equity	Equity	BRIC	Equity

Undistributed ordinary income — net	$6,599,132	$—	$4,155,609	$144,778,473	$1,598,462	$10,865,056	$31,938
Net long-term capital gains	—	—	—	62,272,251	—	—	—

Total undistributed earnings	$6,599,132	$—	$4,155,609	$207,050,724	$1,598,462	$10,865,056	$31,938

Capital loss carryforward[1]
Expiring 2010	(17,342,037)	(6,806,043)	(34,469,790)	—	(2,556,935)	—	—
Expiring 2011	(320,228,093)	(5,228,295)	(51,047,001)	—	(525,255)	—	—
Expiring 2012	(69,572,929)	(1,408,407)	—	—	—	—	—

Total capital loss carryforward[2]	$(407,143,059)	$(13,442,745)	$(85,516,791)	$—	$(3,082,190)	—	—

Timing differences (post October losses)	—	(153,328)	—	(2,951,343)	(123,481)	(106,978)	(53,244)
Unrealized gains — net	71,661,494	5,408,254	24,058,397	341,604,508	42,802,300	60,284,371	42,166

Total accumulated earnings (losses) — net	$(328,882,433)	$(8,187,819)	$(57,302,785)	$545,703,889	$41,195,091	$71,042,449	$20,860

[1]	Expiration occurs on August 31 of the year indicated. Due to a fund merger, utilization of the Concentrated International Equity Fund’s losses may be substantially limited under the Code.
[2]	The Concentrated International Equity, Japanese Equity, International Small Cap and Asia Equity Funds utilized 87,944,340, 4,220,200, 36,172,093 and 18,842,294, respectively, of capital losses in the current fiscal year.

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS
Notes to Financial Statements (continued)
August 31, 2007
7. TAX INFORMATION (continued)
     At August 31, 2007, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

							Concentrated
	Concentrated			Emerging			Emerging
	International	Japanese	International	Markets	Asia		Markets
	Equity	Equity	Small Cap	Equity	Equity	BRIC	Equity

Tax Cost	$528,863,510	$42,165,339	$211,656,369	$1,835,730,568	$164,909,117	$326,099,573	$15,307,499

Gross unrealized gain	88,265,254	6,931,534	34,516,752	394,151,929	45,729,677	64,674,762	644,365
Gross unrealized loss	(15,872,171)	(1,525,835)	(10,438,044)	(50,488,714)	(2,612,930)	(4,340,595)	(602,355)

Net unrealized security gain (loss)	$72,393,083	$5,405,699	$24,078,708	$343,663,215	$43,116,747	$60,334,167	$42,010

Total unrealized gain (loss) on other investments	(731,589)	2,555	(20,311)	(2,058,707)	(314,447)	(49,796)	156

Net unrealized gain	$71,661,494	$5,408,254	$24,058,397	$341,604,508	$42,802,300	$60,284,371	$42,166

     The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, differences related to the Passive Foreign Investment Company investments and foreign currency contracts recognized for tax purposes.
     In order to present certain components of the Funds’ capital accounts on a tax basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds. These reclassifications resulted primarily from the differing book/tax treatments for foreign currency transactions, redemptions utilized as distributions, Passive Foreign Investment Companies, non deductible net operating losses, non deductible expenses and capital gain taxes.

			Accumulated
		Accumulated Net	Undistributed Net
Fund	Paid-In Capital	Realized Gain (Loss)	Investment Income (Loss)

Concentrated International Equity	$—	$992,515	$(992,515)

Japanese Equity	(158,882)	(140,871)	299,753

International Small Cap	(21,148)	(3,450,261)	3,471,409

Emerging Markets Equity	385,660	3,969,527	(4,355,187)

Asia Equity	—	(859,827)	859,827

BRIC	(3,513)	(1,099,432)	1,102,945

Concentrated Emerging Markets Equity	(1,989)	9,499	(7,510)

8. OTHER RISKS/CONCENTRATION
     Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices may be more volatile than those of comparable

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

8. OTHER RISKS/CONCENTRATION (continued)
securities in the U.S. The economies, industries, securities and currency markets of Brazil, Russia, India and China (the “BRIC countries”) may be adversely affected by protectionist trade policies, a slow U.S. economy, political and social instability, regional and global conflicts, terrorism and war, including actions that are contrary to the interests of the U.S.
     The BRIC Fund invests in a concentrated portfolio of equity investments in Brazil, Russia, India and China or in issuers that participate in the markets of the BRIC countries by deriving a significant amount of their total revenue or profit from goods produced, sales made or services provided or by maintaining a significant amount of their assets in BRIC countries.
9. OTHER MATTERS
Fund’s Concentration — As of August 31, 2007, the following Goldman Sachs Asset Allocation Portfolios were beneficial owners of the Emerging Markets Equity Fund (as a percentage of outstanding Institutional shares):

	Goldman Sachs		Goldman Sachs Equity
	Growth and Income	Goldman Sachs Growth	Growth Strategy	Goldman Sachs Satellite
Fund	Strategy Portfolio	Strategy Portfolio	Portfolio	Strategies Portfolio

Emerging Markets Equity	13%	14%	6%	—%

Concentrated Emerging Markets Equity	—%	—%	—%	33%

     As of August 31, 2007, Goldman Sachs Group, Inc. (“GSG”) was the beneficial owner of approximately 8%, 51%, and 67% respectively, of the Class A, C and Institutional Shares of the Concentrated Emerging Markets Equity Fund.
Mergers and Reorganizations — At a meeting held on May 11, 2006, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (“the Reorganization Agreement”) providing for the tax-free acquisition of the Goldman Sachs European Equity Fund by the Concentrated International Equity Fund. The acquisition was completed on August 28, 2006 as of August 25, 2006.
     Pursuant to the Reorganization Agreement, the assets and liabilities of the Goldman Sachs European Equity Fund (“European Equity Fund” or “Acquired Fund”) Class A, Class B, Class C, Institutional Class and Service Class were transferred into the International Equity Fund (which has now been renamed the Concentrated International Equity Fund) (“Survivor Fund”) Class A, Class B, Class C, Institutional Class and Service Class respectively, in a tax free exchange as follows:

	Exchanged Shares		Acquired Fund’s
	of Survivor	Value of	Shares Outstanding
Survivor/Acquired Fund	Issues	Exchanged Shares	as of August 25, 2006

Concentrated International Equity Class A/European Equity Class A	830,850	$17,190,283	1,229,555

Concentrated International Equity Class B/European Equity Class B	109,876	2,194,222	161,531

Concentrated International Equity Class C/European Equity Class C	59,930	1,172,233	86,282

Concentrated International Equity Institutional Class/European Equity Institutional Class	1,105,618	23,394,862	1,660,189

Concentrated International Equity Service Class/European Equity Service Class	4,084	85,107	6,025

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS
Notes to Financial Statements (continued)
August 31, 2007
9. OTHER MATTERS (continued)
     The following chart shows the Survivor Fund’s and Acquired Fund’s aggregate net assets (immediately before and after the completion of the acquisition) and the Acquired Fund’s unrealized appreciation:

Survivor Fund’s
	Survivor Fund’s	Acquired Fund’s	Aggregate
	Aggregate	Aggregate	Net Assets	Acquired	Acquired
	Net Assets	Net Assets	Immediately	Fund’s	Fund’s
	before	before	after	Unrealized	Capital Loss
Survivor/Acquired Fund	acquisition	acquisition	acquisition	Appreciation	Carryforward

Concentrated International Equity/European Equity	$476,995,852	$44,036,707	$521,032,559	$3,023,210	$(24,627,926)

New Accounting Pronouncements — On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidelines allows implementing FIN 48 in Fund net asset value calculations as late as the Funds’ last net asset value calculation in the first required financial statement reporting period. As a result, the Funds will incorporate the impact of FIN 48, if any, in their February 29, 2008 semiannual reports. The adviser does not expect FIN 48 to have a material effect on the Funds’ financial statements. However, as analysis is on-going, the assessment regarding FIN 48 may be subject to review and adjustment.
     On September 15, 2006, the FASB released Statement Financial Accounting Standard No. 157 “Fair Value Measurement” (“FAS 157”), which provides enhanced guidance for using fair value to measure assets and liabilities. FAS 157 requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations of an entity’s financial performance. FAS 157 does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. The investment adviser does not believe the adoption of FAS 157 will impact the amounts reported in the Funds’ financial statements; however, additional disclosures will be required.

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

10. SUMMARY OF SHARE TRANSACTIONS

	Concentrated International Equity

	For the Year Ended		For the Year Ended
	August 31, 2007		August 31, 2006

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	2,120,810	$49,227,769	4,425,829	$88,037,043
Shares issued in connection with merger	—	—	830,850	17,190,283
Reinvestment of dividends and distributions	115,055	2,639,364	123,532	2,316,227
Shares converted from Class B(a)	50,662	1,175,330	138,565	2,634,196
Shares repurchased	(4,141,167)	(97,059,261)	(4,330,113)	(85,013,574)

	(1,854,640)	(44,016,798)	1,188,663	25,164,175

Class B Shares
Shares sold	75,505	1,687,784	145,247	2,802,768
Shares issued in connection with merger	—	—	109,876	2,194,222
Shares converted to Class A(a)	(52,411)	(1,175,330)	(143,369)	(2,634,196)
Shares repurchased	(200,045)	(4,473,039)	(358,866)	(6,776,314)

	(176,951)	(3,960,585)	(247,112)	(4,413,520)

Class C Shares
Shares sold	741,552	16,660,469	428,752	8,055,463
Shares issued in connection with merger	—	—	59,930	1,172,233
Reinvestment of dividends and distributions	1,348	29,350	2,234	39,829
Shares repurchased	(608,443)	(13,516,779)	(391,125)	(7,384,773)

	134,457	3,173,040	99,791	1,882,752

Institutional Shares
Shares sold	1,417,655	31,533,907	754,511	15,555,429
Shares issued in connection with merger	—	—	1,105,618	23,394,862
Reinvestment of dividends and distributions	34,353	804,537	30,497	583,402
Shares repurchased	(1,018,053)	(24,628,758)	(713,540)	(14,519,845)

	433,955	7,709,686	1,177,086	25,013,848

Service Shares
Shares sold	16,758	408,085	37,877	768,046
Shares issued in connection with merger	—	—	4,084	85,107
Reinvestment of dividends and distributions	261	6,032	133	2,514
Shares repurchased	(21,042)	(491,521)	(4,525)	(89,907)

	(4,023)	(77,404)	37,569	765,760

NET INCREASE (DECREASE)	(1,467,202)	$(37,172,061)	2,255,997	$48,413,015

(a)	Class B Shares will automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS
Notes to Financial Statements (continued)
August 31, 2007
10. SUMMARY OF SHARE TRANSACTIONS (continued)

	Japanese Equity

	For the Year Ended		For the Year Ended
	August 31, 2007		August 31, 2006

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	940,599	$11,396,923	1,757,788	$20,211,990
Reinvestment of dividends and distributions	—	—	22,464	248,906
Shares converted from Class B(a)	22,904	278,135	5,296	59,771
Shares repurchased	(2,099,242)	(24,995,680)	(2,304,005)	(27,162,411)

	(1,135,739)	(13,320,622)	(518,457)	(6,641,744)

Class B Shares
Shares sold	27,028	305,383	190,372	2,086,530
Reinvestment of dividends and distributions	—	—	537	5,729
Shares converted Class A(a)	(23,985)	(278,135)	(5,521)	(59,771)
Shares repurchased	(93,714)	(1,066,888)	(130,418)	(1,482,613)

	(90,671)	(1,039,640)	54,970	549,875

Class C Shares
Shares sold	128,178	1,456,013	379,126	4,310,267
Reinvestment of dividends and distributions	—	—	585	6,227
Shares repurchased	(174,005)	(1,973,222)	(76,812)	(853,504)

	(45,827)	(517,209)	302,899	3,462,990

Institutional Shares
Shares sold	257,637	3,141,209	883,149	10,465,409
Reinvestment of dividends and distributions	901	11,152	9,515	109,144
Shares repurchased	(400,072)	(4,964,912)	(394,720)	(4,869,265)

	(141,534)	(1,812,551)	497,944	5,705,288

Service Shares
Shares sold	5,759	70,654	25,589	267,455
Reinvestment of dividends and distributions	—	—	2	19
Shares repurchased	(26,029)	(311,058)	(5,319)	(67,995)

	(20,270)	(240,404)	20,272	199,479

NET INCREASE (DECREASE)	(1,434,041)	$(16,930,426)	357,628	$3,275,888

(a)	Class B Shares will automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

10. SUMMARY OF SHARE TRANSACTIONS (continued)

	International Small Cap

	For the Year Ended		For the Year Ended
	August 31, 2007		August 31, 2006

	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	1,213,030	$24,798,542	3,409,568	$61,527,231
Reinvestment of dividends and distributions	48,304	954,485	27,717	450,962
Shares converted from Class B(a)	8,335	168,363	12,946	231,285
Shares repurchased	(1,734,914)	(36,081,693)	(2,059,633)	(37,316,495)

	(465,245)	(10,160,303)	1,390,598	24,892,983

Class B Shares
Shares sold	56,603	1,167,368	124,439	2,184,858
Reinvestment of dividends and distributions	—	—	—	—
Shares converted Class A(a)	(8,633)	(168,363)	(13,428)	(231,285)
Shares repurchased	(88,464)	(1,764,602)	(167,054)	(2,950,160)

	(40,494)	(765,597)	(56,043)	(996,587)

Class C Shares

Shares sold	89,439	1,829,327	176,728	3,078,155
Reinvestment of dividends and distributions	1,129	21,477	—	—
Shares repurchased	(140,073)	(2,699,842)	(254,821)	(4,042,923)

	(49,505)	(849,038)	(78,093)	(964,768)

Institutional Shares

Shares sold	871,140	18,793,096	1,256,399	23,115,600
Reinvestment of dividends and distributions	40,435	825,674	19,443	326,438
Shares repurchased	(1,317,899)	(29,480,327)	(432,265)	(7,778,230)

	(406,324)	(9,861,557)	843,577	15,663,808

Service Shares

Shares sold	32,794	705,011	35,827	606,599
Reinvestment of dividends and distributions	413	8,133	76	1,240
Shares repurchased	(16,979)	(362,935)	(8,266)	(131,924)

	16,228	350,209	27,637	475,915

NET INCREASE (DECREASE)	(945,340)	$(21,286,286)	2,127,676	$39,071,351

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS
Notes to Financial Statements (continued)
August 31, 2007
10. SUMMARY OF SHARE TRANSACTIONS (continued)

	Emerging Markets Equity

	For the Year Ended		For the Year Ended
	August 31, 2007		August 31, 2006

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	11,390,806	$268,635,818	19,646,889	$383,466,888
Reinvestment of dividends and distributions	199,454	4,443,849	54,050	962,096
Shares converted from Class B(a)	7,198	174,613	15,495	287,322
Shares repurchased	(6,622,871)	(159,542,011)	(5,128,757)	(97,171,624)

	4,974,587	113,712,269	14,587,677	287,544,682

Class B Shares
Shares sold	178,354	4,061,106	547,646	10,438,970
Reinvestment of dividends and distributions	3,573	76,652	2,393	41,169
Shares converted Class A(a)	(7,499)	(174,613)	(16,078)	(287,322)
Shares repurchased	(180,978)	(4,037,623)	(279,080)	(5,181,008)

	(6,550)	(74,478)	254,881	5,011,809

Class C Shares
Shares sold	352,658	7,923,860	1,194,759	22,922,802
Reinvestment of dividends and distributions	4,654	99,903	1,569	27,014
Shares repurchased	(348,343)	(7,918,373)	(284,761)	(5,165,111)

	8,969	105,390	911,567	17,784,705

Institutional Shares
Shares sold	33,639,791	796,901,294	20,608,151	408,262,143
Reinvestment of dividends and distributions	290,762	6,742,778	101,412	1,876,129
Shares repurchased	(10,933,887)	(266,848,066)	(2,162,565)	(43,154,464)

	22,996,666	536,796,006	18,546,998	366,983,808

Service Shares
Shares sold	142,185	3,492,058	56,234	1,064,331
Reinvestment of dividends and distributions	125	2,777	458	8,059
Shares repurchased	(38,204)	(923,638)	(127,275)	(2,377,050)

	104,106	2,571,197	(70,583)	(1,304,660)

NET INCREASE	28,077,778	$653,110,384	34,230,540	$676,020,344

(a)	Class B Shares will automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

10. SUMMARY OF SHARE TRANSACTIONS (continued)

	Asia Equity

	For the Year Ended		For the Year Ended
	August 31, 2007		August 31, 2006

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,151,821	$21,432,247	2,458,364	$36,967,552
Reinvestment of dividends and distributions	23,725	410,677	50,397	721,183
Shares converted from Class B(a)	21,274	374,513	45,604	683,839
Shares repurchased	(1,422,766)	(26,308,814)	(984,335)	(15,028,418)

	(225,946)	(4,091,377)	1,570,030	23,344,156

Class B Shares
Shares sold	59,246	1,089,930	76,346	1,118,782
Reinvestment of dividends and distributions	—	—	2,015	27,764
Shares converted Class A(a)	(22,215)	(374,513)	(47,486)	(683,839)
Shares repurchased	(109,733)	(1,904,301)	(200,033)	(2,919,059)

	(72,702)	(1,188,884)	(169,158)	(2,456,352)

Class C Shares
Shares sold	116,321	2,193,655	136,541	1,995,827
Reinvestment of dividends and distributions	—	—	1,222	16,736
Shares repurchased	(70,892)	(1,245,456)	(45,957)	(651,133)

	45,429	948,199	91,806	1,361,430

Institutional Shares
Shares sold	1,536,564	29,566,332	625,720	9,811,044
Reinvestment of dividends and distributions	18,432	334,923	28,383	426,322
Shares repurchased	(1,001,428)	(20,024,049)	(462,988)	(6,931,004)

	553,568	9,877,206	191,115	3,306,362

NET INCREASE	300,349	$5,545,144	1,683,793	$25,555,596

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS
Notes to Financial Statements (continued)
August 31, 2007
10. SUMMARY OF SHARE TRANSACTIONS (continued)

	BRIC

	For the Year Ended		For the Period Ended
	August 31, 2007		August 31, 2006(a)

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	16,498,357	$221,291,214	551,716	$5,733,613
Reinvestment of dividends and distributions	5,694	68,975	—	—
Shares repurchased	(1,697,296)	(23,233,560)	(379)	(3,706)

	14,806,755	198,126,629	551,337	5,729,907

Class C Shares
Shares sold	5,861,954	79,529,294	181,207	1,883,948
Reinvestment of dividends and distributions	1,567	18,921	—	—
Shares repurchased	(401,538)	(5,474,100)	(95)	(990)

	5,461,983	74,074,115	181,112	1,882,958

Institutional Shares
Shares sold	2,116,206	27,715,733	1,035,876	10,360,654
Reinvestment of dividends and distributions	1,997	24,220	—	—
Shares repurchased	(1,193,292)	(15,560,762)	—	—

	924,911	12,179,191	1,035,876	10,360,654

NET INCREASE	21,193,649	$284,379,935	1,768,325	$17,973,519

(a)	Commencement of operations was June 30, 2006.

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

10. SUMMARY OF SHARE TRANSACTIONS (continued)

	Concentrated Emerging Markets
	Equity

	For the Period Ended
	August 31, 2007(b)

	Shares	Dollars

Class A Shares

Shares sold	15,785	$167,000
Shares repurchased	(3,882)	(35,244)

	11,903	131,756

Class C Shares

Shares sold	1,943	20,010

	1,943	20,010

Institutional Shares

Shares sold	1,533,324	15,350,180
Shares repurchased	(48,261)	(493,568)

	1,485,063	14,856,612

NET INCREASE	1,498,909	$15,008,378

(b)	Commencement of operations was June 29, 2007.

GOLDMAN SACHS CONCENTRATED INTERNATIONAL EQUITY FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from
		investment operations
					Distributions
	Net asset	Net			to shareholders
	value,	investment	Net realized	Total from	from net
	beginning	income	and unrealized	investment	investment
Year - Share Class	of year	(loss)(a)	gain	operations	income

FOR THE YEARS ENDED AUGUST 31,

2007 - A	$21.05	$0.24	$2.91	$3.15	$(0.16)
2007 - B	20.32	0.05	2.82	2.87	—
2007 - C	19.90	0.10	2.71	2.81	(0.03)
2007 - Institutional	21.53	0.34	2.97	3.31	(0.23)
2007 - Service	21.19	0.20	2.95	3.15	(0.17)

2006 - A	17.78	0.23	3.19	3.42	(0.15)
2006 - B	17.16	0.05	3.11	3.16	—
2006 - C	16.84	0.07	3.03	3.10	(0.04)
2006 - Institutional	18.19	0.31	3.25	3.56	(0.22)
2006 - Service	17.91	0.27	3.13	3.40	(0.12)

2005 - A	14.73	0.09	3.30	3.39	(0.34)
2005 - B	14.26	(0.04)	3.20	3.16	(0.26)
2005 - C	14.03	(0.03)	3.13	3.10	(0.29)
2005 - Institutional	15.05	0.14	3.41	3.55	(0.41)
2005 - Service	14.82	0.06	3.34	3.40	(0.31)

2004 - A	13.41	0.03	1.95	1.98	(0.66)
2004 - B	13.02	(0.06)	1.90	1.84	(0.60)
2004 - C	12.83	(0.05)	1.86	1.81	(0.61)
2004 - Institutional	13.70	0.09	2.01	2.10	(0.75)
2004 - Service	13.38	0.02	1.96	1.98	(0.54)

2003 - A	12.97	0.03	0.56	0.59	(0.15)
2003 - B	12.61	(0.02)	0.53	0.51	(0.10)
2003 - C	12.46	(0.01)	0.51	0.50	(0.13)
2003 - Institutional	13.32	0.10	0.58	0.68	(0.30)
2003 - Service	13.00	0.06	0.55	0.61	(0.23)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CONCENTRATED INTERNATIONAL EQUITY FUND

					Ratios assuming no
					expense reductions

				Ratio of		Ratio of
		Net assets,	Ratio of	net investment	Ratio of	net investment
Net asset		end of	net expenses	income (loss)	total expenses	income (loss)	Portfolio
value, end	Total	year	to average	to average	to average	to average	turnover
of year	return(b)	(in 000s)	net assets	net assets	net assets	net assets	rate

$24.04	15.03%	$400,976	1.55%	1.02%	1.55%	1.02%	97%
23.19	14.12	12,534	2.30	0.22	2.30	0.22	97
22.68	14.12	29,244	2.30	0.43	2.30	0.43	97
24.61	15.45	124,229	1.15	1.40	1.15	1.40	97
24.17	14.90	1,386	1.65	0.84	1.65	0.84	97

21.05	19.26	390,054	1.54	1.15	1.58	1.11	59
20.32	18.41	14,576	2.29	0.24	2.33	0.20	59
19.90	18.44	22,982	2.29	0.40	2.33	0.36	59
21.53	19.72	99,325	1.14	1.54	1.18	1.50	59
21.19	19.10	1,301	1.64	1.37	1.68	1.33	59

17.78	23.26	308,447	1.54	0.53	1.60	0.47	49
17.16	22.36	16,554	2.29	(0.27)	2.35	(0.33)	49
16.84	22.31	17,770	2.29	(0.21)	2.35	(0.27)	49
18.19	23.84	62,486	1.14	0.83	1.20	0.77	49
17.91	23.17	426	1.64	0.39	1.70	0.33	49

14.73	14.88	301,190	1.74	0.17	1.81	0.10	78
14.26	14.23	23,515	2.29	(0.39)	2.36	(0.46)	78
14.03	14.26	15,643	2.29	(0.36)	2.36	(0.43)	78
15.05	15.53	72,823	1.14	0.63	1.21	0.56	78
14.82	14.90	542	1.64	0.12	1.71	0.05	78

13.41	4.69	313,197	1.80	0.29	1.87	0.22	62
13.02	4.17	26,438	2.30	(0.18)	2.37	(0.25)	62
12.83	4.17	13,814	2.30	(0.12)	2.37	(0.19)	62
13.70	5.39	196,494	1.15	0.82	1.22	0.75	62
13.38	4.93	1,270	1.65	0.52	1.72	0.45	62

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS JAPANESE EQUITY FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from
		investment operations
					Distributions
	Net asset				to shareholders
	value,	Net	Net realized	Total from	from net
	beginning	investment	and unrealized	investment	investment
Year - Share Class	of year	loss(a)	gain (loss)	operations	income

FOR THE YEARS ENDED AUGUST 31,

2007 - A	$11.65	$(0.05)	$0.22	$0.17	$—
2007 - B	11.17	(0.13)	0.20	0.07	—
2007 - C	11.14	(0.13)	0.20	0.07	—
2007 - Institutional	12.10	(0.01)	0.23	0.22	(0.01)
2007 - Service	11.80	(0.03)	0.17	0.14	—

2006 - A	9.58	(0.06)	2.21	2.15	(0.08)
2006 - B	9.21	(0.14)	2.13	1.99	(0.03)
2006 - C	9.19	(0.15)	2.14	1.99	(0.04)
2006 - Institutional	9.93	(0.02)	2.31	2.29	(0.12)
2006 - Service	9.73	(0.07)	2.24	2.17	(0.10)

2005 - A	8.61	(0.04)	1.01	0.97	—
2005 - B	8.34	(0.10)	0.97	0.87	—
2005 - C	8.32	(0.10)	0.97	0.87	—
2005 - Institutional	8.89	— (c)	1.04	1.04	—
2005 - Service	8.75	(0.05)	1.03	0.98	—

2004 - A	7.39	(0.08)	1.31	1.23	(0.01)
2004 - B	7.19	(0.13)	1.28	1.15	—
2004 - C	7.18	(0.13)	1.27	1.14	—
2004 - Institutional	7.62	(0.03)	1.34	1.31	(0.04)
2004 - Service	7.47	(0.04)	1.33	1.29	(0.01)

2003 - A	7.70	(0.06)	(0.25)	(0.31)	—
2003 - B	7.55	(0.09)	(0.27)	(0.36)	—
2003 - C	7.53	(0.09)	(0.26)	(0.35)	—
2003 - Institutional	7.90	(0.02)	(0.26)	(0.28)	—
2003 - Service	7.77	(0.04)	(0.26)	(0.30)	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Amount is less than $0.005 per share.
(d)	Includes non-recurring expense for a special shareholder proxy meeting which amounted to approximately 0.03% of average net assets.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS JAPANESE EQUITY FUND

							Ratios assuming no
							expense reductions

					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		loss to		total expenses		loss to		Portfolio
value, end	Total	year	to average		average		to average		average		turnover
of year	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$11.82	1.46%	$27,891	1.58	%(d)	(0.40	)% (d)	2.03	%(d)	(0.85	)% (d)	88%
11.24	0.63	1,793	2.33	(d)	(1.16	)(d)	2.78	(d)	(1.61	)(d)	88
11.21	0.63	4,970	2.33	(d)	(1.18	)(d)	2.78	(d)	(1.63	)(d)	88
12.31	1.81	13,085	1.18	(d)	(0.06	)(d)	1.63	(d)	(0.51	)(d)	88
11.94	1.19	2	1.68	(d)	(0.22	)(d)	2.13	(d)	(0.67	)(d)	88

11.65	22.45	40,735	1.55		(0.52)		1.93		(0.90)		73
11.17	21.58	2,795	2.30		(1.29)		2.68		(1.67)		73
11.14	21.62	5,447	2.30		(1.34)		2.68		(1.72)		73
12.10	23.08	14,571	1.15		(0.17)		1.53		(0.55)		73
11.80	22.39	241	1.65		(0.59)		2.03		(0.97)		73

9.58	11.27	38,443	1.55		(0.46)		2.11		(1.02)		82
9.21	10.43	1,797	2.30		(1.20)		2.86		(1.76)		82
9.19	10.46	1,711	2.30		(1.21)		2.86		(1.77)		82
9.93	11.70	7,018	1.15		(0.04)		1.71		(0.60)		82
9.73	11.20	2	1.65		(0.48)		2.21		(1.04)		82

8.61	16.58	38,544	1.73		(0.92)		2.34		(1.53)		111
8.34	15.99	1,969	2.30		(1.57)		2.91		(2.18)		111
8.32	15.88	1,650	2.30		(1.55)		2.91		(2.16)		111
8.89	17.32	12,588	1.15		(0.28)		1.76		(0.89)		111
8.75	17.27	2	1.65		(0.47)		2.26		(1.08)		111

7.39	(4.03)	19,088	1.84		(0.91)		3.15		(2.22)		115
7.19	(4.77)	1,556	2.34		(1.40)		3.65		(2.71)		115
7.18	(4.65)	1,784	2.34		(1.40)		3.65		(2.71)		115
7.62	(3.54)	5,057	1.19		(0.34)		2.50		(1.65)		115
7.47	(3.86)	1	1.69		(0.54)		3.00		(1.85)		115

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from
		investment operations
					Distributions
	Net asset	Net			to shareholders
	value,	investment	Net realized	Total from	from net
	beginning	income	and unrealized	investment	investment
Year - Share Class	of year	(loss)(a)	gain	operations	income

FOR THE YEARS ENDED AUGUST 31,

2007 - A	$18.16	$— (c)	$3.21	$3.21	$(0.19)
2007 - B	17.47	(0.15)	3.09	2.94	—
2007 - C	17.40	(0.15)	3.08	2.93	(0.06)
2007 - Institutional	18.79	0.08	3.33	3.41	(0.26)
2007 - Service	18.13	(0.01)	3.18	3.17	(0.20)

2006 - A	15.83	0.02	2.41	2.43	(0.10)
2006 - B	15.25	(0.13)	2.35	2.22	—
2006 - C	15.19	(0.11)	2.32	2.21	—
2006 - Institutional	16.35	0.09	2.48	2.57	(0.13)
2006 - Service	15.80	0.02	2.39	2.41	(0.08)

2005 - A	12.00	0.03	3.88	3.91	(0.08)
2005 - B	11.65	(0.09)	3.76	3.67	(0.07)
2005 - C	11.64	(0.09)	3.75	3.66	(0.11)
2005 - Institutional	12.43	0.08	4.02	4.10	(0.18)
2005 - Service	12.06	0.01	3.89	3.90	(0.16)

2004 - A	9.22	0.08	2.71	2.79	(0.01)
2004 - B	8.99	0.02	2.65	2.67	(0.01)
2004 - C	8.98	(0.01)	2.67	2.66	—
2004 - Institutional	9.55	0.13	2.83	2.96	(0.08)
2004 - Service	9.29	0.09	2.73	2.82	(0.05)

2003 - A	7.96	— (c)	1.26	1.26	—
2003 - B	7.81	(0.03)	1.21	1.18	—
2003 - C	7.80	(0.03)	1.21	1.18	—
2003 - Institutional	8.20	0.06	1.29	1.35	—
2003 - Service	8.01	0.03	1.25	1.28	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Amount is less than $0.005 per share.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

					Ratios assuming no
					expense reductions

				Ratio of		Ratio of
		Net assets,	Ratio of	net investment	Ratio of	net investment
Net asset		end of	net expenses	income (loss)	total expenses	income (loss)	Portfolio
value, end	Total	year	to average	to average	to average	to average	turnover
of year	return(b)	(in 000s)	net assets	net assets	net assets	net assets	rate

$21.18	17.73%	$105,435	1.65%	(0.01)%	1.77%	(0.13)%	88%
20.41	16.83	4,566	2.40	(0.74)	2.52	(0.86)	88
20.27	16.85	8,681	2.40	(0.77)	2.52	(0.89)	88
21.94	18.23	99,069	1.25	0.39	1.37	0.27	88
21.10	17.56	1,215	1.75	(0.06)	1.87	(0.18)	88

18.16	15.39	98,861	1.64	0.10	1.79	(0.05)	60
17.47	14.56	4,615	2.39	(0.73)	2.54	(0.88)	60
17.40	14.55	8,314	2.39	(0.66)	2.54	(0.81)	60
18.79	15.79	92,505	1.24	0.48	1.39	0.33	60
18.13	15.29	750	1.74	0.10	1.89	(0.05)	60

15.83	32.70	64,169	1.64	0.17	1.95	(0.14)	67
15.25	31.63	4,885	2.39	(0.64)	2.70	(0.95)	67
15.19	31.65	8,445	2.39	(0.63)	2.70	(0.94)	67
16.35	33.27	66,670	1.24	0.52	1.55	0.21	67
15.80	32.54	217	1.74	0.06	2.05	(0.25)	67

12.00	30.33	24,420	1.85	0.70	2.43	0.12	99
11.65	29.66	3,362	2.39	0.17	2.97	(0.41)	99
11.64	29.62	5,918	2.39	(0.05)	2.97	(0.63)	99
12.43	31.07	37,898	1.24	1.12	1.82	0.54	99
12.06	30.38	213	1.74	0.73	2.32	0.15	99

9.22	15.83	29,846	1.91	0.02	2.66	(0.73)	87
8.99	15.11	1,285	2.41	(0.38)	3.16	(1.13)	87
8.98	15.13	1,653	2.41	(0.44)	3.16	(1.19)	87
9.55	16.46	28,721	1.26	0.83	2.01	0.08	87
9.29	15.98	56	1.76	0.34	2.51	(0.41)	87

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from			Distributions
		investment operations			to shareholders

	Net asset	Net
	value,	investment	Net realized	Total from	From net	From net
	beginning	income	and unrealized	investment	investment	realized	Total
Year - Share Class	of year	(loss)(a)	gain	operations	income	gains	distributions

FOR THE YEARS ENDED AUGUST 31,

2007 - A	$19.91	$0.07	$6.98	$7.05	$(0.08)	$(0.14)	$(0.22)
2007 - B	19.14	(0.11)	6.72	6.61	—	(0.14)	(0.14)
2007 - C	19.16	(0.12)	6.72	6.60	—	(0.14)	(0.14)
2007 - Institutional	20.75	0.18	7.27	7.45	(0.15)	(0.14)	(0.29)
2007 - Service	19.66	0.09	6.87	6.96	—	(0.14)	(0.14)

2006 - A	15.76	0.16	4.12	4.28	(0.03)	(0.10)	(0.13)
2006 - B	15.24	(0.02)	4.02	4.00	—	(0.10)	(0.10)
2006 - C	15.26	0.03	3.97	4.00	—	(0.10)	(0.10)
2006 - Institutional	16.39	0.24	4.29	4.53	(0.07)	(0.10)	(0.17)
2006 - Service	15.56	0.04	4.16	4.20	—	(0.10)	(0.10)

2005 - A	10.49	0.09	5.19	5.28	(0.01)	—	(0.01)
2005 - B	10.19	(0.01)	5.06	5.05	—	—	—
2005 - C	10.22	— (c)	5.04	5.04	—	—	—
2005 - Institutional	10.92	0.14	5.41	5.55	(0.08)	—	(0.08)
2005 - Service	10.38	0.08	5.13	5.21	(0.03)	—	(0.03)

2004 - A	9.14	0.04	1.35	1.39	(0.04)	—	(0.04)
2004 - B	8.91	(0.01)	1.31	1.30	(0.02)	—	(0.02)
2004 - C	8.92	(0.02)	1.32	1.30	—	—	—
2004 - Institutional	9.49	0.09	1.42	1.51	(0.08)	—	(0.08)
2004 - Service	9.06	0.06	1.33	1.39	(0.07)	—	(0.07)

2003 - A	7.14	0.03	1.97	2.00	—	—	—
2003 - B	7.00	(0.01)	1.92	1.91	—	—	—
2003 - C	7.01	(0.01)	1.92	1.91	—	—	—
2003 - Institutional	7.37	0.08	2.04	2.12	—	—	—
2003 - Service	7.07	0.04	1.95	1.99	—	—	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Amount is less than $0.005 per share.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

					Ratios assuming no
					expense reductions

				Ratio of		Ratio of
		Net assets,	Ratio of	net investment	Ratio of	net investment
Net asset		end of	net expenses	income (loss)	total expenses	income (loss)	Portfolio
value, end	Total	year	to average	to average	to average	to average	turnover
of year	return(b)	(in 000s)	net assets	net assets	net assets	net assets	rate

$26.74	35.67%	$671,311	1.79%	0.28%	1.79%	0.28%	97%
25.61	34.68	16,574	2.54	(0.50)	2.54	(0.50)	97
25.62	34.64	28,345	2.54	(0.55)	2.54	(0.55)	97
27.91	36.21	1,312,613	1.39	0.73	1.39	0.73	97
26.48	35.54	3,704	1.89	0.38	1.89	0.38	97

19.91	27.17	400,757	1.81	0.82	1.81	0.82	101
19.14	26.24	12,516	2.56	(0.11)	2.56	(0.11)	101
19.16	26.28	21,024	2.56	0.18	2.56	0.18	101
20.75	27.74	498,643	1.41	1.18	1.41	1.18	101
19.66	27.07	704	1.89	0.22	1.89	0.22	101

15.76	50.51	87,292	1.99	0.63	2.06	0.56	91
15.24	49.51	6,080	2.74	(0.11)	2.81	(0.18)	91
15.26	49.32	2,835	2.74	0.02	2.81	(0.05)	91
16.39	51.00	89,841	1.59	1.01	1.66	0.94	91
15.56	50.25	1,655	2.09	0.58	2.16	0.51	91

10.49	15.20	30,159	2.18	0.36	2.33	0.21	150
10.19	14.68	2,971	2.74	(0.13)	2.89	(0.28)	150
10.22	14.70	939	2.74	(0.22)	2.89	(0.37)	150
10.92	15.91	45,644	1.59	0.82	1.74	0.67	150
10.38	15.36	567	2.09	0.56	2.24	0.41	150

9.14	28.01	24,504	2.25	0.40	2.42	0.23	82
8.91	27.29	1,428	2.75	(0.10)	2.92	(0.27)	82
8.92	27.10	972	2.75	(0.18)	2.92	(0.35)	82
9.49	28.77	78,132	1.60	1.07	1.77	0.90	82
9.06	28.15	185	2.10	0.52	2.27	0.35	82

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ASIA EQUITY FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from
		investment operations
					Distributions
	Net asset				to shareholders
	value,	Net	Net realized	Total from	from net
	beginning	investment	and unrealized	investment	investment
Year - Share Class	of year	Income (loss)(a)	gain	operations	income

FOR THE YEARS ENDED AUGUST 31,

2007 - A	$15.60	$0.08	$6.53	$6.61	$(0.08)
2007 - B	14.94	(0.07)	6.26	6.19	—
2007 - C	14.85	(0.06)	6.22	6.16	—
2007 - Institutional	16.42	0.17	6.86	7.03	(0.14)

2006 - A	13.38	0.10	2.28	2.38	(0.16)
2006 - B	12.85	(0.05)	2.22	2.17	(0.08)
2006 - C	12.79	(0.01)	2.17	2.16	(0.10)
2006 - Institutional	14.05	0.15	2.40	2.55	(0.18)

2005 - A	10.47	0.16	2.82	2.98	(0.07)
2005 - B	10.08	0.04	2.74	2.78	(0.01)
2005 - C	10.03	0.06	2.71	2.77	(0.01)
2005 - Institutional	11.00	0.23	2.95	3.18	(0.13)

2004 - A	9.37	0.06	1.11	1.17	(0.07)
2004 - B	9.04	0.01	1.06	1.07	(0.03)
2004 - C	9.00	0.01	1.06	1.07	(0.04)
2004 - Institutional	9.82	0.20	1.09	1.29	(0.11)

2003 - A	8.65	0.07	0.65	0.72	—
2003 - B	8.39	0.02	0.63	0.65	—
2003 - C	8.37	0.03	0.60	0.63	—
2003 - Institutional	8.97	0.21	0.64	0.85	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ASIA EQUITY FUND

					Ratios assuming no
					expense reductions

				Ratio of		Ratio of
		Net assets,	Ratio of	net investment	Ratio of	net investment
Net asset		end of	net expenses	income (loss)	total expenses	income (loss)	Portfolio
value, end	Total	year	to average	to average	to average	to average	turnover
of year	return(b)	(in 000s)	net assets	net assets	net assets	net assets	rate

$22.13	42.55%	$128,224	1.61%	0.42%	1.81%	0.22%	131%
21.13	41.50	3,315	2.36	(0.38)	2.56	(0.58)	131
21.01	41.48	6,314	2.36	(0.32)	2.56	(0.52)	131
23.31	43.12	73,474	1.21	0.88	1.41	0.68	131

15.60	17.77	93,917	1.60	0.63	1.87	0.36	162
14.94	16.93	3,430	2.35	(0.36)	2.62	(0.63)	162
14.85	16.94	3,790	2.35	(0.06)	2.62	(0.33)	162
16.42	18.29	42,674	1.20	0.97	1.47	0.70	162

13.38	28.64	59,572	1.60	1.25	1.99	0.86	66
12.85	27.63	5,124	2.35	0.38	2.74	(0.01)	66
12.79	27.60	2,090	2.35	0.48	2.74	0.09	66
14.05	29.06	33,833	1.20	1.74	1.59	1.35	66

10.47	12.53	38,943	1.79	0.62	2.40	0.01	105
10.08	11.85	4,096	2.35	0.08	2.96	(0.53)	105
10.03	11.89	1,582	2.35	0.06	2.96	(0.55)	105
11.00	13.21	21,475	1.20	1.74	1.81	1.13	105

9.37	8.20	35,070	1.89	0.87	3.34	(0.58)	224
9.04	7.62	3,185	2.39	0.32	3.84	(1.13)	224
9.00	7.53	1,215	2.39	0.38	3.84	(1.07)	224
9.82	9.35	3,161	1.24	2.65	2.69	1.20	224

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BRIC FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations
					Distributions
	Net asset				to shareholders
	value,	Net	Net realized	Total from	from net
	beginning	investment	and unrealized	investment	realized
Year - Share Class	of period	loss(a)	gain	operations	gains

FOR THE YEAR ENDED AUGUST 31,

2007 - A	$10.45	$(0.07)	$5.93	$5.86	$(0.02)
2007 - C	10.43	(0.18)	5.91	5.73	(0.02)
2007 - Institutional	10.46	(0.01)	5.94	5.93	(0.02)
FOR THE PERIOD ENDED AUGUST 31,

2006 - A(c)	10.00	(0.03)	0.48	0.45	—
2006 - C(c)	10.00	(0.04)	0.47	0.43	—
2006 - Institutional(c)	10.00	(0.01)	0.47	0.46	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one year full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	The Fund commenced operations on June 30, 2006.
(d)	Annualized.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BRIC FUND

						Ratios assuming no
						expense reductions

				Ratio of			Ratio of
		Net assets,	Ratio of	net investment		Ratio of	net investment
Net asset		end of	net expenses	loss		total expenses	loss		Portfolio
value, end	Total	period	to average	to average		to average	to average		turnover
of period	return(b)	(in 000s)	net assets	net assets		net assets	net assets		rate

$16.29	55.99%	$250,209	1.98%	(0.52)%		2.08%	(0.62)%		56%
16.14	54.85	91,085	2.73	(1.26)		2.83	(1.36)		56
16.37	56.75	32,095	1.58	(0.09)		1.86	(0.37)		56

10.45	4.60	5,762	1.97 (d)	(1.48	)(d)	7.54 (d)	(7.05	)(d)	8
10.43	4.40	1,890	2.72 (d)	(2.19	)(d)	8.60 (d)	(8.06	)(d)	8
10.46	4.60	10,832	1.57 (d)	(0.41	)(d)	7.16 (d)	(5.99	)(d)	8

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CONCENTRATED EMERGING MARKETS EQUITY FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout the Period

		Income from
		investment operations

	Net asset
	value,	Net	Net realized	Total from
	beginning	investment	and unrealized	investment
Year - Share Class	of period	Income(a)	gain	operations

FOR THE PERIOD ENDED AUGUST 31,

2007 - A(c)	$10.00	$— (d)	$0.03	$0.03
2007 - C(c)	10.00	— (d)	0.01	0.01
2007 - Institutional(c)	10.00	0.02	0.01	0.03

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one year full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	The Fund commenced operations on June 29, 2007.
(d)	Amount is less than $0.005 per share.
(e)	Annualized.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CONCENTRATED EMERGING MARKETS EQUITY FUND

					Ratios assuming no
					expense reductions

				Ratio of		Ratio of
		Net assets,	Ratio of	net investment	Ratio of	net investment
Net asset		end of	net expenses	income (loss)	total expenses	loss	Portfolio
value, end	Total	period	to average	to average	to average	to average	turnover
of period	return(b)	(in 000s)	net assets(e)	net assets(e)	net assets(e)	net assets(e)	rate

$10.03	0.30%	$119	1.94%	(0.17)%	5.55%	(3.78)%	19%
10.01	0.10	19	2.69	(0.13)	6.30	(3.74)	19
10.03	0.30	14,888	1.54	1.29	5.15	(2.32)	19

The accompanying notes are an integral part of these financial statements.

Report of Independent Registered Public Accounting Firm
To the Trustees and Shareholders of
Goldman Sachs Trust — International Equity Funds:
In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Concentrated International Equity Fund (formerly Goldman Sachs International Equity Fund), Goldman Sachs Japanese Equity Fund, Goldman Sachs International Small Cap Fund, Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs Concentrated Emerging Markets Equity Fund, Goldman Sachs Asia Equity Fund and Goldman Sachs BRIC Fund, (collectively “the International Equity Funds”), portfolios of Goldman Sachs Trust, at August 31, 2007, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the International Equity Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at August 31, 2007, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Boston, Massachusetts
October 30, 2007

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS
Fund Expenses (Unaudited) — Six Month Period Ended August 31, 2007
          As a shareholder of Class A, Class B, Class C, Institutional or Service Shares of the Funds you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (with respect to Class A Shares), contingent deferred sales charges (loads) on redemptions (with respect to Class B and Class C Shares), and redemption fees (with respect to Class A, Class B, Class C, Institutional and Service Shares, if any); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B and Class C Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional and Service Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
          The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1 through August 31, 2007.
Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Concentrated International Equity Fund				Japanese Equity Fund				International Small Cap Fund				Emerging Markets Equity Fund

				Expenses				Expenses				Expenses				Expenses
	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the
	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended	Account Value	Account Value		6 month ended	Account Value	Account Value		6 months ended
Share Class	3/1/07	8/31/07		8/31/07*	3/1/07	8/31/07		8/31/07*	3/1/07	8/31/07		8/31/07*	3/1/07	8/31/07		8/31/07*

Class A
Actual	$1,000	$1,039.80		$7.97	$1,000	$953.20		$7.78	$1,000	$1,015.30		$8.38	$1,000	$1,168.10		$9.78
Hypothetical 5% return	1,000	1,017.39	+	7.88	1,000	1,017.24	+	8.03	1,000	1,016.89	+	8.39	1,000	1,016.18	+	9.10

Class B
Actual	1,000	1,036.20		11.75	1,000	949.30		11.45	1,000	1,011.40		12.17	1,000	1,164.10		13.85
Hypothetical 5% return	1,000	1,013.66	+	11.62	1,000	1,013.46	+	11.82	1,000	1,013.11	+	12.18	1,000	1,012.40	+	12.88

Class C
Actual	1,000	1,035.60		11.80	1,000	949.20		11.45	1,000	1,011.00		12.17	1,000	1,163.90		13.85
Hypothetical 5% return	1,000	1,013.61	+	11.67	1,000	1,013.46	+	11.82	1,000	1,013.11	+	12.18	1,000	1,012.40	+	12.88

Institutional
Actual	1,000	1,041.90		5.87	1,000	955.00		5.81	1,000	1,017.20		6.36	1,000	1,170.60		7.60
Hypothetical 5% return	1,000	1,019.46	+	5.80	1,000	1,019.26	+	6.01	1,000	1,018.90	+	6.36	1,000	1,018.20	+	7.07

Service
Actual	1,000	1,039.60		8.48	1,000	951.40		8.26	1,000	1,014.40		8.89	1,000	1,168.10		10.33
Hypothetical 5% return	1,000	1,016.89	+	8.39	1,000	1,016.74	+	8.54	1,000	1,016.38	+	8.89	1,000	1,015.68	+	9.60

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS
Fund Expenses (Unaudited) — Six Month Period Ended August 31, 2007 (continued)

	Asia Equity Fund				BRIC Fund				Concentrated Emerging Market Equity Fund#

				Expenses				Expenses				Expenses
	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the
	Account Value	Account Value		6 month ended	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended
Share Class	3/1/07	8/31/07		8/31/07*	3/1/07	8/31/07		8/31/07*	3/1/07	8/31/07		8/31/07*

Class A
Actual	$1,000	$1,253.70		$9.15	$1,000	$1,305.40		$11.51	$1,000	$1,003.00		$3.25
Hypothetical 5% return	1,000	1,017.09	+	8.19	1,000	1,015.22	+	10.06	1,000	1,005.08	+	3.26

Class B
Actual	1,000	1,249.40		13.38
Hypothetical 5% return	1,000	1,013.31	+	11.98	N/A	N/A		N/A	N/A	N/A		N/A

Class C
Actual	1,000	1,249.10		13.38	1,000	1,303.20		15.79	1,000	1,001.00		4.50
Hypothetical 5% return	1,000	1,013.31	+	11.98	1,000	1,011.49	+	13.79	1,000	1,003.83	+	4.51

Institutional
Actual	1,000	1,256.50		6.88	1,000	1,298.50		9.15	1,000	1,003.00		2.59
Hypothetical 5% return	1,000	1,019.11	+	6.16	1,000	1,017.24	+	8.03	1,000	1,005.75	+	2.59

#	Commenced operations on June 29, 2007.

*	Expenses for each share class are calculated using the Fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2007. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal calendar year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service

Concentrated International Equity	1.55%	2.30%	2.30%	1.15%	1.65%
Japanese Equity	1.58%	2.33%	2.33%	1.18%	1.68%
International Small Cap	1.65%	2.40%	2.40%	1.25%	1.75%
Emerging Markets Equity	1.79%	2.54%	2.54%	1.39%	1.89%
Asia Equity	1.61%	2.36%	2.36%	1.21%	—
BRIC	1.98%	—	2.73%	1.58%	—
Concentrated Emerging Markets Equity	1.94%	—	2.69%	1.54%	—

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS
Statement Regarding Basis for Approval of Management Agreement (Unaudited)
Background
     The Trustees oversee the management of Goldman Sachs Trust (the “Trust”), and review the investment performance and expenses of the investment funds covered by this Report (the “Funds”) at regularly scheduled meetings held during the Funds’ fiscal year. In addition, the Trustees determine annually whether to approve and continue the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management International (the “Investment Adviser”) with respect to the Funds.
     The Management Agreement was most recently approved by the Trustees, including all of the Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 13, 2007 (the “Annual Contract Meeting”).
     To assist the Trustees in their deliberations at the Annual Contract Meeting, and in addition to their reviews of the Funds’ investment performance, expenses and other matters at other regularly scheduled Board meetings, the Trustees have established a Contract Review Committee (the “Committee”) whose members include all of the Independent Trustees. The Committee held meetings on December 14, 2006, February 8, 2007 and May 9, 2007. At these Committee meetings, the Independent Trustees considered matters relating to the Management Agreement, including: (a) the Funds’ investment performance; (b) the Funds’ management fee arrangements; (c) the Investment Adviser’s undertaking to reimburse certain expenses of the Funds that exceed specified levels; (d) potential economies of scale and the level of breakpoints in the fees payable by the Funds under the Management Agreement; (e) the relative expense levels of the Funds as compared to those of comparable funds; (f) capacity constraints relating to certain of the Funds; (g) information on the advisory fees charged by the Investment Adviser to institutional accounts; (h) data relating to the Investment Adviser’s profitability with respect to the Trust and the Funds; (i) the quality of the non-advisory services provided by the Investment Adviser and its affiliates; (j) information on the processes followed by a third party mutual fund data provider engaged as part of the Trustees’ contract review (the “Outside Data Provider”) in producing investment performance and expense comparisons for the Funds; (k) an update on soft dollars and other trading related issues; and (l) the quality of services provided by the Funds’ unaffiliated service providers and reports on due diligence visits to outside service providers.
     At the Annual Contract Meeting, the Trustees reviewed the matters that were considered at the Committee meetings and also considered additional matters including: (a) a summary of fee concessions by the Investment Adviser and its affiliates with respect to the Goldman Sachs mutual funds; (b) the quality of the Investment Adviser’s services; (c) the structure, staff and capabilities of the Investment Adviser and its portfolio management teams; (d) the groups within the Investment Adviser that support the portfolio management teams, including the legal and compliance departments, the credit department, the valuation oversight group, the risk and performance analytics group, the business planning team and the technology group; (e) the Investment Adviser’s business continuity and disaster recovery planning; (f) the Investment Adviser’s financial resources and its ability to hire and retain talented personnel; (g) the fees received by the Investment Adviser’s affiliates from the Funds for transfer agency, securities lending, distribution, portfolio brokerage and other services; (h) the terms of the Management Agreement; (i) the administrative services provided under the Management Agreement, including the nature and extent of the Investment Adviser’s oversight of the Funds’ other service providers including the custodian and fund accounting agent; and (j) the Investment Adviser’s policies addressing various types of potential conflicts of interest. At the Annual Contract Meeting, the Trustees also considered at further length each Fund’s investment performance, fees and expenses, including each Fund’s expense trends over time, the breakpoints in the contractual fee rates under the Management Agreement and the current expense levels of the Funds.

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS
Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)
     In connection with the Committee meetings and the Annual Contract Meeting, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities under applicable law. Also, in conjunction with these meetings, the Trustees attended other sessions at which the Trustees reviewed the commission rates paid by the Funds on brokerage transactions, the Investment Adviser’s receipt of research services in connection with those transactions, and the payment of Rule 12b-1 distribution and service fees by the Funds. Information was also provided to the Trustees relating to revenue sharing payments made by the Investment Adviser to intermediaries that sell Fund shares, portfolio manager compensation and the alignment of the interests of the Funds and the portfolio managers, the number and types of accounts managed by the portfolio managers and other matters. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent counsel, without representatives of the Investment Adviser or its affiliates present.
     The presentations made at the Contract Review Committee meetings and at the Annual Contract Meeting encompassed the Funds and other mutual fund portfolios for which the Board of Trustees has responsibility. While the Management Agreement for all of the Funds and the other mutual fund investment portfolios for which the Board of Trustees has responsibility were approved at the same Annual Contract Meeting, the Trustees considered the Management Agreement as it applied to each Fund separately.
     In evaluating the Management Agreement at the Annual Contract Meeting, the Trustees relied upon their knowledge resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its services and the Funds. At those meetings the Trustees received materials relating to the Investment Adviser’s investment management and other services under the Management Agreement, including: (a) information on the investment performance of the Funds, including a comparison to the performance of similar mutual funds and benchmark performance indices; (b) general investment outlooks in the markets in which the Funds invest; (c) compliance reports; and (d) expenses borne by the Funds. In addition, the Trustees were provided with disclosure materials regarding the Goldman Sachs mutual funds and their expenses that were provided to investors who invest in the funds, as well as information on the Goldman Sachs mutual funds’ competitive universe, and discussed the broad range of other investment choices that are available to those investors.
Nature, Extent and Quality of the Services Provided Under the Management Agreement
     In connection with their approval of the Management Agreement, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services that are provided to the Funds by the Investment Adviser and its affiliates. These services include services as the Funds’ transfer agent, securities lending agent and distributor. In addition, affiliates of the Investment Adviser receive compensation in connection with the execution of the Funds’ portfolio transactions and sales loads, distribution and service fees on the sale of certain classes of shares offered by the Funds. The Trustees concluded that the Investment Adviser was both able to commit substantial financial and other resources to the operations of the Funds and had continued to commit those resources in multiple areas including portfolio management, trading, technology, human resources, tax, treasury, legal, compliance, vendor oversight and risk management. The Trustees also believed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser, including education and training initiatives.

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS
Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)
Investment Performance
     The Trustees also considered the investment performance of the Funds and the Investment Adviser. In this regard, the Trustees compared the investment performance of the Funds to the performance of other SEC-registered funds and to rankings and ratings issued by the Outside Data Provider. The Trustees also reviewed the Funds’ investment performance relative to their respective performance benchmarks. This information on the Funds’ investment performance was provided for the one-, three-, five- and ten-year periods, or since the commencement of investment operations in the case of Funds not in existence for all of those periods. In addition, the Trustees considered the investment performance trends of the Funds over time, and reviewed the investment performance of the Funds in light of their respective investment objectives and policies, as well as in light of periodic analyses of their respective quality and risk profiles. The Trustees also considered whether the Funds had operated within their investment policies, and their record of compliance with their investment limitations. The Trustees believed that the Funds were providing investment performance within a competitive range for long-term investors. In this connection the Trustees noted the steps that had been taken to restructure the portfolio management team for the Funds, including the implementation of changes in the portfolio management process. The Trustees noted that the BRIC Fund had commenced operations on June 30, 2006, and the Concentrated Emerging Markets Equity Fund had commenced investment operations on June 29, 2007. The Trustees concluded that the BRIC Fund and the Concentrated Emerging Markets Equity Fund were providing acceptable performance to investors in light of their respective investment policies.
Costs of Services Provided and Comparative Information
     The Board of Trustees also considered the contractual fee rates payable by the Funds under the Management Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds. They also considered information that indicated that these mutual fund services differed in various significant respects from the services provided to the Investment Adviser’s institutional accounts, which generally paid lower fees. In addition, the fees paid by the Funds and the Funds’ total operating expense ratios (before and after voluntary fee waivers and expense reimbursements) were compared to similar information for comparable mutual funds advised by other, unaffiliated investment management firms. Most of the comparisons of the Funds’ fee rates and total operating expense ratios were prepared by the Outside Data Provider.
     More particularly, the Trustees reviewed analyses prepared by the Outside Data Provider of the expense rankings of the Funds. The analyses provided a comparison of the Funds’ management fees to relevant peer groups and category universes; an expense analysis which compared each Fund’s expenses to a peer group and a category universe; and a five-year (or, in the case of Funds that had commenced investment operations within a shorter period, since inception) history comparing each Fund’s expenses to the category average. The analyses also compared the Funds’ transfer agency fees, custody and accounting fees and other expenses to peer groups and medians. The Trustees believed that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees paid by the Fund. In addition, the Trustees noted the Investment Adviser’s voluntary undertaking to limit the Funds’ “other expenses” ratios (excluding certain expenses) to specified levels and the Investment Adviser’s voluntary undertaking to waive a portion of its management fee for the BRIC Fund.

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS
Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)
Economies of Scale
     The Board of Trustees also considered the reduction in the contractual fee rate payable by the International Small Cap Fund under the Management Agreement that was approved by the Trustees in 2004, and the breakpoints in the contractual fee rates under the Management Agreement for each of the Funds that had been implemented at the following annual percentages of the average daily net assets of the respective Funds:

	Management Fee	Average Daily
Fund	Annual Rate	Net Assets

Concentrated International Equity Fund	1.00%	First $	1 Billion
	0.90	Next $	1 Billion
	0.86	Over $	2 Billion

Japanese Equity Fund	1.00	First $	1 Billion
	0.90	Next $	1 Billion
	0.86	Over $	2 Billion

International Small Cap Fund	1.10	First $	2 Billion
	0.99	Over $	2 Billion

Emerging Markets Equity Fund	1.20	First $	2 Billion
	1.08	Over $	2 Billion

Asia Equity Fund	1.00	First $	1 Billion
	0.90	Next $	1 Billion
	0.86	Over $	2 Billion

BRIC Fund	1.30	First $	2 Billion
	1.17	Over $	2 Billion

Concentrated Emerging Markets Equity Fund	1.15	First $	2 Billion
	1.04	Over $	2 Billion

In approving these fee breakpoints, the Trustees reviewed information regarding the Investment Adviser’s potential economies of scale, and whether the Funds and their shareholders were participating in the benefits of those economies. In this regard, the Trustees considered the amount of assets in the Funds; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and the profits realized by them; and information comparing fee rates charged by the Investment Adviser with fee rates charged by other, unaffiliated investment managers to other mutual funds. Upon reviewing these matters again at the Annual Contract Meeting, the Trustees continued to believe that the fee breakpoints were a way to ensure that benefits of scalability would be passed along to shareholders at the specified asset levels.

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS
Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)
Other Benefits to the Investment Adviser and Its Affiliates
     The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from the Funds as stated above, including the fees received by them for transfer agency, securities lending, distribution and brokerage transactions, and the brokerage and research services received by the Investment Adviser in connection with the placement of brokerage transactions for the Funds. In this regard, the Trustees noted that the Investment Adviser had adopted a policy to cease obtaining third party non-broker research based on the Funds’ brokerage commissions and that a brokerage recapture program had been established for the Funds. The Trustees also noted again the reduction in the Funds’ distribution and service fees on Class A Shares of the Funds that had been approved by the Trustees in 2004.
Profitability
     The Trustees reviewed the Investment Adviser’s pre-tax revenues and pre-tax margins with respect to the Trust and the Funds. In this regard the Trustees reviewed, among other things, profitability analyses and summaries, revenue and expense schedules and expense allocation methodologies, as well as a report of an independent registered public accounting firm regarding the results of certain agreed-upon procedures performed to assist the Trustees in their evaluation of the Investment Adviser’s schedules of revenues and expenses for mathematical accuracy and conformity with the Investment Adviser’s allocation methodologies. The Trustees considered the Investment Adviser’s revenues and margins both in absolute terms and in comparison to the information on the reported margins earned by other asset management firms.

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS
Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)
New Fund
     The Trustees noted that, with respect to the Concentrated Emerging Markets Equity Fund, which commenced investment operations on June 29, 2007, the Trustees had also considered, at a meeting held on May 10, 2007, (i) the initial appointment of Goldman Sachs Asset Management International to serve as the Fund’s investment adviser and (ii) the initial approval of the Fund’s Management Agreement. At that meeting, the Trustees considered, in addition to the above factors, the Investment Adviser’s ability to provide services to the Concentrated Emerging Markets Equity Fund. In this regard, the Trustees noted that, although the Fund was new, many of the portfolio personnel who would be providing services to the Fund were currently providing services to other investment portfolios of the Trust. The Trustees concluded that the Investment Adviser would be able to provide quality services to the Fund. The Trustees considered the Fund’s anticipated assets under management and the fee comparisons that had been provided. The Trustees noted that the costs to the Investment Adviser in providing its services and the related profitability information would be reviewed periodically by the Trustees. The Trustees also noted the Investment Adviser’s voluntary undertaking to limit the Fund’s “other expenses” ratio (excluding certain expenses) to a specified level and considered the Investment Adviser’s potential profitability with respect to the Fund at its anticipated asset level.
Conclusion
     After deliberation and consideration of the information provided, including the factors described above, the Trustees concluded that the management fees paid by each of the Funds were reasonable in light of the services provided by the Investment Adviser, its costs and the Funds’ current and reasonably anticipated asset levels, and that the Management Agreement should be approved and continued with respect to each of the Funds.

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS
Trustees and Officers (Unaudited)
Independent Trustees

				Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust[2]	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

Ashok N. Bakhru Age: 65	Chairman of the Board of Trustees	Since 1991	President, ABN Associates (July 1994-March 1996 and November 1998-Present); Executive Vice President—Finance and Administration and Chief Financial Officer and Director, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-2004); Member of Cornell University Council (1992-2004 and 2006-Present); Trustee of the Walnut Street Theater (1992-2004 and 2006-Present); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-Present); Director, Private Equity Investors—III and IV (November 1998-Present), and Equity-Limited Investors II (April 2002-Present); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

			Chairman of the Board of Trustees—Goldman Sachs Mutual Fund Complex (registered investment companies).	98	None

John P. Coblentz, Jr. Age: 66	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003). Director, Emerging Markets Group, Ltd. (2004-2006); Director, Elderhostel, Inc. (2006-Present). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	98	None

Diana M. Daniels Age: 58	Trustee	Since 2007	Ms. Daniels is retired (since January 2007). Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Member of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-Present); Chairman of the Executive Committee, Cornell University (2006- Present); Member, Advisory Board, Psychology Without Borders (international humanitarian and organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006).	98	None

Patrick T. Harker Age: 48	Trustee	Since 2000	President, University of Delaware (July 2007-Present); Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000-June 2007); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999-2000); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997-August 2000). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	98	None

Jessica Palmer Age: 58	Trustee	Since 2007	Ms. Palmer is retired (since 2006.) Formerly, she was Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer is a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school (2004-Present).	98	None

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS
Trustees and Officers (Unaudited) (continued)
Independent Trustees

				Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust[2]	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

Richard P. Strubel Age: 68	Trustee	Since 1987	Vice Chairman and Director, Cardean Learning Group (provider of educational services via the internet) (2003-Present); President, COO and Director, Cardean Learning Group (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-2005); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	98	Gildan Activewear Inc. (clothing marketing and manufacturing company); Cardean Learning Group (provider of educational services via the internet); Northern Mutual Fund Complex (58 Portfolios).

Interested Trustees
*Alan A. Shuch Age: 57	Trustee	Since 1990	Advisory Director—GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	98	None

*Kaysie P. Uniacke Age: 46	President and Trustee	President Since 2002 Trustee Since August 2007 (and from 2001-January 2007)	Managing Director, Goldman Sachs (1997- Present). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies). President—Goldman Sachs Mutual Fund Complex (2002- Present) (registered investment companies). Assistant Secretary—Goldman Sachs Mutual Fund Complex (1997-2002) (registered investment companies). Trustee—Gettysburg College.	98	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, One New York Plaza, 37th Floor, New York, New York, 10004, Attn: Peter V. Bonanno.
[2]	The Trust is a successor to a Massachusetts business trust that was combined with the Trust on April 30, 1997.
[3]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[4]	The Goldman Sachs Mutual Fund Complex consists of the Trust and Goldman Sachs Variable Insurance Trust. As of August 31, 2007, the Trust consisted of 86 portfolios including the Funds described in this Annual Report, and Goldman Sachs Variable Insurance Trust consisted of 12 portfolios.
[5]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.
Additional information about the Trustees is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS
Trustees and Officers (Unaudited) (continued)
Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Age And Address	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years

Kaysie P. Uniacke One New York Plaza New York, NY 10004 Age: 46	President and Trustee	Since 2002	Managing Director, Goldman Sachs (1997-Present).

Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies). (August 2001 to January 2007 and August 2007-Present).

President—Goldman Sachs Mutual Fund Complex (registered investment companies) (since 2002).

Assistant Secretary—Goldman Sachs Mutual Fund Complex (1997-2002) (registered investment companies).

Trustee—Gettysburg College.

James A. McNamara 32 Old Slip NY, NY 10005 Age: 44	Senior Vice President	Since 2001	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

Senior Vice President—Goldman Sachs Mutual Fund Complex (registered investment companies) (since 2007); Vice President—Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies) (December 2002-May 2004).

John M. Perlowski 32 Old Slip New York, NY 10005 Age: 42	Treasurer and Senior Vice President	Treasurer Since 1997 Senior Vice President (2007- Present)	Managing Director, Goldman Sachs (November 2003-Present) and Vice President, Goldman Sachs (July 1995-November 2003).

Treasurer and Senior Vice President—Goldman Sachs Mutual Fund Complex (registered investment companies).

Peter V. Bonanno One New York Plaza New York, NY 10004 Age: 40	Secretary	Since 2006	Managing Director, Goldman Sachs (December 2006-Present); Associate General Counsel, Goldman Sachs (2002-Present); Vice President Goldman Sachs (1999-2006); Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary—Goldman Sachs Mutual Fund Complex (registered investment companies) (2006-present); Assistant Secretary—Goldman Sachs Mutual Fund Complex (2003-2006).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS
Voting Results of Special Meeting of Shareholders (Unaudited)
A Special Meeting of Shareholders of the Goldman Sachs Trust (the “Trust”) was held on August 3, 2007 (the “Meeting”) for the purpose of electing eight trustees of the Trust.
At the Meeting, Ashok N. Bakhru, John P. Coblentz, Jr., Diana M. Daniels, Patrick T. Harker, Jessica Palmer, Alan A. Shuch, Richard P. Strubel and Kaysie P. Uniacke were elected to the Trust’s Board of Trustees. The Funds have accrued and paid their pro-rata share of the expenses associated with this shareholder proxy meeting. In electing trustees, the Trust’s shareholders voted as follows:

Trustee	For	Against	Abstain	Broker Non-Votes

Ashok N. Bakhru	33,710,084,386	0	700,102,557	0

John P. Coblentz, Jr.	33,711,781,505	0	698,405,438	0

Diana M. Daniels	33,845,914,104	0	564,272,839	0

Patrick T. Harker	33,711,725,619	0	698,461,325	0

Jessica Palmer	33,846,634,466	0	563,552,477	0

Alan A. Shuch	33,850,365,750	0	559,821,193	0

Richard P. Strubel	33,704,705,418	0	705,481,525	0

Kaysie P. Uniacke	33,849,216,713	0	560,970,230	0

In addition, at the Meeting a vote was held to approve a change in the subclassification under the Act of the Goldman Sachs Concentrated International Equity Fund from a diversified to a non-diversified company and eliminate a related investment restriction.
The Goldman Sachs Concentrated International Equity Fund shareholders voted as follows:

For	Against	Abstain	Broker Non-Votes

10,097,613	379,257	289,284	8,977,094

This proposal did not receive enough shareholder votes to pass, and therefore the Goldman Sachs Concentrated International Equity Fund continues to operate as a diversified Fund.

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

Goldman Sachs Trust — International Equity Funds — Tax Information (Unaudited)

From distributions paid during the year ended August 31, 2007, the total amount of income received by the Asia Equity, BRIC, Emerging Markets Equity, Concentrated International Equity, International Small Cap, and Japanese Equity Funds from sources within foreign countries and possessions of the United States was $0.1303, $0.0115, $0.1281, $0.1115, $0.1123, and $0.0285 per share, respectively, all of which is attributable to qualified passive income. The total amount of taxes paid by the Asia Equity, BRIC, Emerging Markets Equity, Concentrated International Equity, International Small Cap and Japanese Equity Funds to such countries was $0.0361, $0.0065, $0.0465, $0.0121, $0.0137 and $0.0097 per share, respectively. A separate notice containing the country-by-country components of these totals has been previously mailed to shareholders.

For the year ended August 31, 2007, 100% of the dividends paid from net investment company taxable income by the Asia Equity, Emerging Markets Equity, Concentrated International Equity and Japanese Equity Funds, and 98.98% and 94.73% of the dividends paid from net investment company taxable income by the BRIC and International Small Cap Funds, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Pursuant to Section 852 of the Internal Revenue Code, the Emerging Markets Equity Fund designates $5,073,138 as capital gain dividends paid during the year ended August 31, 2007.

During the year ended August 31, 2007, the BRIC and Emerging Markets Equity Funds designate $118,090 and $2,859,302, respectively, as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

FUNDS PROFILE
Goldman Sachs Funds
Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.
Today, The Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $740.8 billion in assets under management as of June 30, 2007 — our investment professionals bring firsthand knowledge of local markets to every investment decision, making us one of the few truly global asset managers.
GOLDMAN SACHS FUNDS
In building a globally diversified portfolio, you can select from more than 60 Goldman Sachs Funds and gain access to investment opportunities across borders, investment styles, asset classes and security capitalizations.

Money Market Funds[1] Fixed Income Funds
▪  Enhanced Income Fund
▪  Ultra-Short Duration
Government Fund
▪  Short Duration Government Fund
▪  Short Duration Tax-Free Fund
▪  California AMT-Free
Municipal Fund[2] ▪  New York AMT-Free
Municipal Fund[2] ▪  Tennessee Municipal Fund
▪  Municipal Income Fund
▪  Government Income Fund
▪  Inflation Protected Securities Fund
▪  U.S. Mortgages Fund
▪  Core Fixed Income Fund
▪  Core Plus Fixed Income Fund
▪  Investment Grade Credit Fund
▪  Global Income Fund
▪  High Yield Municipal Fund
▪  High Yield Fund
▪ Emerging Markets Debt Fund	Domestic Equity Funds
▪  Balanced Fund
▪  Growth and Income Fund
▪  Structured Large Cap Value Fund
▪  Large Cap Value Fund
▪  Structured U.S. Equity Fund
▪  Structured U.S. Equity Flex Fund
▪  Structured Large Cap Growth Fund
▪  Capital Growth Fund
▪  Strategic Growth Fund
▪  Concentrated Growth Fund
▪  Mid Cap Value Fund
▪  Growth Opportunities Fund
▪  Small/Mid Cap Growth Fund
▪  Structured Small Cap Equity Fund
▪  Structured Small Cap Value Fund
▪  Structured Small Cap Growth Fund
▪  Small Cap Value Fund

Asset Allocation Portfolios[3] Retirement Strategies
Portfolios[3]	International Equity Funds
▪  Structured International Equity Fund
▪  Structured International Equity
Flex Fund
▪  Strategic International Equity Fund
▪  Concentrated International
Equity Fund[2] ▪  Japanese Equity Fund
▪  Structured International
Small Cap Fund
▪  International Small Cap Fund
▪  Asia Equity Fund
▪  Structured Emerging Markets
Equity Fund
▪  Emerging Markets Equity Fund
▪  Concentrated Emerging Markets Equity Fund
▪  BRIC Fund (Brazil, Russia, India, China)

Specialty Funds[3] ▪  U.S. Equity Dividend and
Premium Fund
▪  Structured Tax-Managed Equity Fund
▪  Real Estate Securities Fund
▪  International Real Estate
Securities Fund
▪  Tollkeeper FundSM
▪ Commodity Strategy Fund

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[2]	Effective December 26, 2006, the International Equity Fund was renamed the Concentrated International Equity Fund. Effective June 1, 2007, the California Intermediate AMT-Free Municipal Fund was renamed the California AMT-Free Municipal Fund and the New York Intermediate AMT-Free Municipal Fund was renamed the New York AMT-Free Municipal Fund.

[3]	Individual Funds within the Asset Allocation, Retirement and Specialty categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Asset Allocation, Retirement or Specialty category.
The Goldman Sachs Tollkeeper FundSM is a registered service mark of Goldman, Sachs & Co.

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS
The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission (“SEC”) Web site at http://www.sec.gov.
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

GOLDMAN SACHS ASSET MANAGEMENT, L.P. 32 OLD SLIP, 32ND FLOOR, NEW YORK, NEW YORK 10005

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Diana M. Daniels Patrick T. Harker Jessica Palmer Alan A. Shuch Richard P. Strubel Kaysie P. Uniacke	OFFICERS Kaysie P. Uniacke, President James A. McNamara, Senior Vice President John M. Perlowski, Senior Vice President and Treasurer Peter V. Bonanno, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL Investment Adviser
Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.
The Japanese Equity, International Small Cap, Emerging Markets Equity, Concentrated Emerging Markets Equity and Asia Equity Funds may participate in the Initial Public Offering (IPO) market, and a portion of the Funds’ returns consequently may be attributable to their investment in IPOs. The market value of IPO shares may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, and the small number of shares available for trading and limited information about the issuer. When a fund’s asset base is small, IPOs may have a magnified impact on the fund’s performance. As a fund’s assets grow, it is probable that the effect of the fund’s investment in IPOs on its total returns may not be as significant, which could reduce the fund’s performance.
The Japanese Equity, International Small Cap, BRIC, Concentrated Emerging Markets Equity and Asia Equity Funds may invest in securities of issuers in countries with emerging markets or economies. Emerging markets securities are volatile, less liquid and are subject to substantial currency fluctuations and sudden economic and political developments. At times, the Funds may be unable to sell certain of their portfolio securities without a substantial drop in price, if at all.
We continue to monitor the liquidity risk of the Funds’ holdings, i.e., the risk that securities purchased by the Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, markets events, economic conditions or investor perceptions.
Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.
This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus for the Fund. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.

Copyright 2007 Goldman, Sachs & Co. All rights reserved. 07-1949	INTLAR / 72.9 / 10-07

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2007	2006	Description of Services Rendered
Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$1,995,700	$1,071,400	Financial statement audits

• Ernst & Young LLP (“E&Y”)	$0	$733,788	Financial statement audits

Audit-Related Fees:

• PwC	$249,000	$195,000	Other attest services

• E&Y	$0	$0

Tax Fees:

• PwC	$511,900	$281,400	Tax compliance services provided in connection with the preparation and review of the Registrant’s tax returns

• E&Y	$0	$107,400	Tax compliance services provided in connection with the preparation and review of the Registrant’s tax returns

All Other Fees:

• PwC	$0	$0

• E&Y	$0	$0

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2007	2006	Description of Services Rendered
Audit Fees:

• E&Y	$0	$94,130	Audit fees borne by the Funds’ adviser

Audit-Related Fees:

• PwC	$937,000	$937,000	Internal control review performed in accordance with Statement on Auditing Standards No. 70.

• PwC	$0	$10,000	Audit related time borne by the Funds’ adviser

• E&Y	$0	$0

Tax Fees:

• PwC	$0	$0

• E&Y	$0	$0

All Other Fees:

• PwC	$169,500	$125,500	Review of fund reorganization documents. Services provided for fund launch.

• E&Y	$0	$18,000	Review of fund merger documents (2006).

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

     De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

     Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PricewaterhouseCoopers LLP for the 12 months ended August 31, 2007 and August 31, 2006 were approximately $760,900 and $476,400, respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PricewaterhouseCoopers LLP for non-audit services for the twelve months ended November 25, 2006 and November 26, 2005 were approximately $5.9 million and $5.2 million, respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2005 and 2006 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

The aggregate non-audit fees billed to GST by Ernst & Young LLP for the 12 months ended August 31, 2007 and August 31, 2006 were approximately $0 and $107,400, respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by Ernst & Young LLP for non-audit services for the twelve months ended December 31, 2006 and December 31, 2005 were approximately $55.9  million and $49.0 million, respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2005 and 2006 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

The Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 11(a)(1) of the registrant’s Form N-CSR filed on March 8, 2004 for its Real Estate Securities Fund (Accession Number 0000950123-04-0002984).

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ Kaysie P. Uniacke

Kaysie P. Uniacke
President/Principal Executive Officer
Goldman Sachs Trust

Date:	November 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kaysie P. Uniacke

Kaysie P. Uniacke
President/Principal Executive Officer
Goldman Sachs Trust

Date:	November 9, 2007

By:	/s/ John M. Perlowski

John M. Perlowski
Treasurer/Principal Financial Officer
Goldman Sachs Trust

Date:	November 9, 2007